UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUND

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 967-3509

Date of fiscal year end: August 31, 2013

Date of reporting period: February 28, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

American Beacon®
FUNDS

2013 SEMI-ANNUAL REPORT

FEBRUARY 28, 2013

FLEXIBLE BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President’s Message	1

Performance Overview	2

Schedule of Investments	5

Financial Highlights	44

Additional Information	Back Cover

Important Information: Indexes are unmanaged and one cannot invest directly in an index. Because the Fund has a flexible approach to investing, the risks of the Fund are likewise varied. The primary risks fall into one of several broad categories including high-yield securities risk, credit risk, foreign investment risk, derivatives risk, interest rate risk and non-diversification risk. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee, there is no assurance that private guarantors will meet their obligations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when more advantageous. Investing in derivatives could result in losing more than the amount invested. Diversification does not ensure against loss. Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	February 28, 2013

Dear Shareholders,

People often talk about the bond market as if it were a single, homogenous entity, when it’s really as varied and complex as the equity market. There are areas of the bond market that haven’t been very impressive lately: The benchmark U.S. 10-year Treasury bond, for example, has struggled to outpace inflation. And the Barclays Capital U.S. Aggregate Index, a broad-based measure of the entire bond market, returned 0.15% for the six months ended February 28, 2013. On the other hand, the high-yield space has fared much better over that period, with the Merrill Lynch/Bank of America U.S High-Yield Master II Index returning 6.58%.

The disparity you see in those returns is why we believe that the best way to invest in fixed-income products is to cast a wide net. Our American Beacon Flexible Bond Fund gives its three sub-advisors the leeway to seek out solid returns in the bond market wherever they may find it.

For the six-month period ended February 28, 2013, the American Beacon Flexible Bond Fund (Institutional Class) returned 3.74%.

Since its inception in 2011, this Fund has been a worthy addition to American Beacon’s suite of investment choices. We know fixed-income vehicles are a critical part of many investors’ portfolios, and we’re pleased to be able to offer a mutual fund with such a wide range of possibilities for its managers to take advantage of.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

American Beacon Flexible Bond Fund SM

Performance Overview

February 28, 2013 (Unaudited)

The Investor Class of the Flexible Bond Fund (the “Fund”) returned 3.56% for the six months ended February 28, 2013. The Fund outperformed the Bank of America Merrill Lynch 3-Month LIBOR Index (the “Index”) return of 0.19%. The performance objective of the Fund is to generate positive total returns over a full market cycle and it successfully achieved positive absolute returns during the six-month period.

Total Returns for the Period ended 2/28/13:

	6 Months*	1 Year	Since Inception* (7/05/2011)
Institutional Class (1,2,4)	3.74%	7.52%	6.57%
Y Class (1,2,4)	3.72%	7.32%	6.47%
Investor Class(1,2,4)	3.56%	7.03%	6.37%
A Class with sales charge (1,2,4)	-1.40%	1.88%	3.01%
A Class without sales charge (1,2,4)	3.50%	6.93%	6.09%
C Class with sales charge (1,2,4)	2.13%	5.13%	5.73%
C Class without sales charge (1,2,4)	3.13%	6.13%	5.73%
BofA Merrill Lynch 3 Month LIBOR Index (3)	0.19%	0.45%	0.38%
Barclays Capital U.S. Aggregate Index (3)	0.15%	3.12%	5.57%

*	Not annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.44%, 1.51%, 1.78%, 1.95% and 2.76%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The high quality nature of the Fund’s holdings proved beneficial in achieving its return objective. Investment grade securities, those with a credit rating of BBB or higher, accounted for 86.6% of the assets during the period and had a favorable impact on performance. In addition, securities with a duration less than three years accounted for 58.8% of the assets and were also beneficial to returns.

The most significant contribution to the Fund’s return by sector was generated through the Sovereign allocation. During the period Sovereign securities represented 52.8% of the assets and gained 1.6%. Financial securities also had a positive benefit to the Fund. While not as large of a position as the Sovereign holdings, accounting for 16.4% of the assets, the Financial securities gained 3.8%.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, gain efficient exposure to an asset class, or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purposes of creating financial leverage. During the period, the Fund experienced modest benefits from the use of derivatives in foreign currency transactions in addition to investments made in futures, options, and swaps.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global investment opportunities, seeking to achieve the Fund’s goal of positive total returns regardless of market conditions over a full market cycle.

Top 10 Holdings (% Net Assets)
U.S. Treasury Bill, 0.01%, Due 11/14/13	5.3
U.S. Treasury Note, 2.375%, Due 1/15/25	2.0
U.S. Treasury Note, 2.375%, Due 1/15/27	1.8
U.S. Treasury Note, 2.00%, Due 11/30/13	1.8
Mexican Bonos, 8.50%, Due 5/31/29	1.7
U.S. Treasury Note, 0.50%, Due 10/15/13	1.5
Poland Government Bond, 5.25%, Due 10/25/20	1.4
Buoni Poliennali Del Tesoro, 5.00%, Due 8/1/39	1.4
Mexican Bonos, 8.50%, Due 11/18/38	1.2
U.S. Treasury Note, 1.00%, Due 8/31/19	1.2

Total Fund Holdings	311

American Beacon Flexible Bond Fund SM

Performance Overview

February 28, 2013 (Unaudited)

Sector Weightings (% Investments)
Short-Term Investments	26.0
Finance	20.2
Sovereign	19.1
U.S. Treasuries	18.7
Commercial Mortgage Obligations	5.4
Manufacturing	3.4
Asset-Backed Securities	1.5
Service	1.5
Telecommunications	1.1
Energy	1.0
Utility	0.8
Consumer	0.6
Municipal Obligations	0.4
Transportation	0.2
Purchased Options	0.1
Excludes futures, forwards, interest rate swaps or other derivatives.

American Beacon Flexible Bond Fund SM

Fund Expenses

February 28, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on shares purchased and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2012 through February 28, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During Period* 9/1/12-2/28/13
Institutional Class
Actual	$1,000.00	$1,037.42	$4.55
Hypothetical **	$1,000.00	$1,020.33	$4.51

Y Class
Actual	$1,000.00	$1,037.16	$5.00
Hypothetical **	$1,000.00	$1,019.89	$4.96

Investor Class
Actual	$1,000.00	$1,035.59	$6.36
Hypothetical **	$1,000.00	$1,018.55	$6.31

A Class
Actual	$1,000.00	$1,034.96	$6.96
Hypothetical **	$1,000.00	$1,017.95	$6.90

C Class
Actual	$1,000.00	$1,031.31	$10.73
Hypothetical **	$1,000.00	$1,014.23	$10.64

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.26%, 1.38% and 2.13% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
DOMESTIC CONVERTIBLE OBLIGATIONS - 1.75%
Energy - 0.21%
Lukoil International Finance BV, 2.625%, Due 6/16/2015	$100	$111
Seadrill Ltd., 3.375%, Due 10/27/2017	100	133

		244

Finance - 0.32%
Hong Kong Exchanges, 0.50%, Due 10/23/2017	200	221
Noble Group Ltd., 0.01%, Due 6/13/2014	100	146

		367

Manufacturing - 0.80%
DR Horton, Inc., 2.00%, Due 5/15/2014	150	263
EMC Corp., 1.75%, Due 12/1/2013	100	145
Glencore Finance Europe S.A., 5.00%, Due 12/31/2014	100	123
Intel Corp., 3.25%, Due 8/1/2039	100	118
Siemens AG, 1.05%, Due 8/16/2017	250	254

		903

Service - 0.32%
Microsoft Corp., 0.01%, Due 6/15/2013A	100	100
Newford Capital Ltd., 0.01%, Due 5/12/2016	100	103
priceline.com, Inc., 1.00%, Due 3/15/2018A	29	32
Shire PLC, 2.75%, Due 5/9/2014	100	111
WellPoint, Inc., 2.75%, Due 10/15/2042A	20	21

		367

Telecommunications - 0.09%
Billion Express Investment Ltd, 0.75%, Due 10/18/2015	100	104

Transportation - 0.01%
Ship Finance International Ltd., 3.25%, Due 2/1/2018	8	8

Total Domestic Convertible Obligations (Cost $1,970)		1,993

DOMESTIC OBLIGATIONS - 22.75%
Consumer - 0.61%
ARAMARK Corp., 3.799%, Due 2/1/2015B	50	50
BRF - Brasil Foods S.A., 5.875%, Due 6/6/2022A	200	221
Marfrig Holding Europe BV, 9.875%, Due 7/24/2017	200	209
Reynolds Group Issuer Inc.,
7.125%, Due 4/15/2019	100	107
7.875%, Due 8/15/2019	100	111

		698

Energy - 0.64%
Chesapeake Energy Corp.,
7.625%, Due 7/15/2013	150	154
6.775%, Due 3/15/2019	21	22
Millennium Offshore Services Superholdings LLC, 9.50%, Due 2/15/2018C	200	199
Plains Exploration & Production Co., 6.50%, Due 11/15/2020	80	89
Reliance Holdings USA, Inc., 4.50%, Due 10/19/2020	250	265

		729

Finance - 16.63%
ABN Amro Bank N.V., 1.003%, Due 1/17/2017D	300	299
African Export Import BA, 5.75%, Due 7/27/2016	347	376
Agile Property Holdings Ltd., 8.875%, Due 4/28/2017	200	217
Alexandria Real Estate Equities, Inc., 4.60%, Due 4/1/2022E	50	54
American International Group, Inc., 8.25%, Due 8/15/2018	235	306
Asian Development Bank, 2.75%, Due 5/21/2014	500	515
Bank of America Corp.,
6.50%, Due 8/1/2016	285	329
5.75%, Due 12/1/2017	60	69
Bank of America NA, 5.30%, Due 3/15/2017	250	280
Barclays Bank PLC, 5.20%, Due 7/10/2014	450	477
BNP Paribas S.A., 1.205%, Due 1/10/2014B	250	251
Cie de Financement Foncier, 2.25%, Due 3/7/2014A	200	203

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
Citigroup, Inc.,
6.375%, Due 8/12/2014	$360	$387
5.50%, Due 10/15/2014	50	53
6.125%, Due 5/15/2018	60	72
Country Garden Holdings Co., 10.50%, Due 8/11/2015	100	112
Danske Bank A/S,
1.355%, Due 4/14/2014A B	200	201
3.875%, Due 4/14/2016A	200	212
Dexia Credit Local S.A., 2.75%, Due 4/29/2014	250	254
DNB Bank ASA, 3.20%, Due 4/3/2017A	200	213
European Investment Bank,
1.625%, Due 3/15/2013	180	180
2.875%, Due 3/15/2013	290	290
1.25%, Due 9/17/2013	395	397
Export-Import Bank of Korea, 5.00%, Due 4/11/2022	200	232
Fifth Third Bancorp, 0.729%, Due 12/20/2016B	435	427
Ford Motor Credit Co. LLC,
7.00%, Due 10/1/2013C	230	238
2.75%, Due 5/15/2015C	200	204
5.00%, Due 5/15/2018C	200	221
Future Land Development Holdings Ltd., 10.25%, Due 1/31/2018	200	193
General Electric Capital Corp., 2.15%, Due 1/9/2015	390	401
Goldman Sachs Group, Inc.,
0.702%, Due 7/22/2015B	420	416
7.50%, Due 2/15/2019	132	167
Hospitality Properties Trust, 5.00%, Due 8/15/2022E	40	43
Ineos Finance PLC, 9.00%, Due 5/15/2015A	145	153
ING Bank N.V.,
1.623%, Due 10/18/2013A D	180	181
1.711%, Due 6/9/2014A D	765	775
1.711%, Due 6/9/2014D	200	202
1.375%, Due 3/07/2016	1,000	998
1.006%, Due 7/3/2017D	385	357
ING US, Inc., 2.90%, Due 2/15/2018A	300	302
International Lease Finance Corp., 6.375%, Due 3/25/2013	545	547
Jones Lang LaSalle, Inc., 4.40%, Due 11/15/2022	30	31
JPMorgan Chase & Co.,
1.102%, Due 1/24/2014B	120	121
4.40%, Due 7/22/2020	10	11
Kaisa Group Holdings Ltd., 13.50%, Due 4/28/2015	100	108
Kookmin Bank, 7.25%, Due 5/14/2014	500	536
Korea Development Bank, 3.00%, Due 9/14/2022	200	201
Landwirtschaftliche Rentenbank, 3.25%, Due 3/15/2013	215	215
Montell Finance Co., 8.10%, Due 3/15/2027A	150	198
Morgan Stanley,
1.281%, Due 4/29/2013B	201	201
2.792%, Due 5/14/2013B	140	141
1.538%, Due 2/25/2016B	250	251
1.75%, Due 2/25/2016	250	251
4.75%, Due 3/22/2017	130	144
7.60%, Due 8/8/2017	430	378
MPT Operating Partnership LP, 6.875%, Due 5/1/2021F	200	215
National Australia Bank Ltd., 1.60%, Due 8/7/2015	250	255
Nationwide Building Society, 4.65%, Due 2/25/2015A	100	106
Network Rail Infrastructure Finance PLC, 1.75%, Due 3/18/2013	205	205
Noble Group Ltd., 8.50%, Due 5/30/2013	100	101
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022D	300	354
Russian Standard Bank, 9.25%, Due 7/11/2017	200	215
Santander US Debt S.A. Unipersonal, 3.724%, Due 1/20/2015A	200	203
Scotland International Finance No 2 B.V., 4.25%, Due 5/23/2013A	195	196
Shimao Property Holdings Ltd., 9.65%, Due 8/3/2017	200	218
Sinopec Group Overseas Development 2012 Ltd., 3.90%, Due 5/17/2022	200	212
Springleaf Finance Corp., 5.75%, Due 9/15/2016	100	99

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
Standard Bank PLC, 8.125%, Due 12/2/2019	$100	$117
Standard Chartered PLC,
5.50%, Due 11/18/2014A	300	323
3.85%, Due 4/27/2015A	300	317
Swire Properties MTN Financing Ltd., 4.375%, Due 6/18/2022	200	213
Temasek Financial I Ltd., 3.375%, Due 7/23/2042	250	228
Tenedora Nemak SA de CV, 5.50%, Due 2/28/2023	200	203
UBS AG, 5.875%, Due 12/20/2017	175	210
Wachovia Corp., 0.642%, Due 10/28/2015B	195	193
Yuexiu Property Co., 4.50%, Due 1/24/2023	200	195

		18,969

Manufacturing - 1.26%
American Axle & Manufacturing Holdings, Inc., 9.25%, Due 1/15/2017A	44	48
ArcelorMittal, 4.25%, Due 8/5/2015	210	218
Bombardier, Inc., 6.125%, Due 1/15/2023A	18	18
Case New Holland, Inc., 7.75%, Due 9/1/2013	60	62
China Resources Cement Holdings Ltd., 2.125%, Due 10/5/2017	200	199
Freeport-McMoRan Copper & Gold, Inc., 3.10%, Due 3/15/2020A	85	85
Hewlett-Packard Co., 4.65%, Due 12/9/2021	140	144
Lear Corp., 4.75%, Due 1/15/2023A	90	88
Metinvest BV, 10.25%, Due 5/20/2015A	100	106
Mohawk Industries, Inc., 3.85%, Due 2/1/2023	92	93
Packaging Corp of America, 3.90%, Due 6/15/2022	25	26
PTT Global Chemical PCL, 4.25%, Due 9/19/2022	200	208
Rock-Tenn Co.,
3.50%, Due 3/1/2020A	20	20
4.00%, Due 3/1/2023A	20	20
Vale S.A., 5.625%, Due 9/11/2042	100	104

		1,439

Service - 0.73%
Fidelity National Information Services, Inc., 5.00%, Due 3/15/2022	150	159
FTI Consulting, Inc., 6.00%, Due 11/15/2022A	30	31
Hertz Global Holdings, Inc., 5.25%, Due 6/1/2014	40	98
IAC/InterActiveCorp, 4.75%, Due 12/15/2022A	30	29
Marriott International, Inc.,
3.00%, Due 3/1/2019	75	79
3.25%, Due 9/15/2022	30	30
Merge Healthcare, Inc., 11.75%, Due 5/1/2015	75	80
Netflix, Inc., 5.375%, Due 2/1/2021A	100	100
Prospect Medical Holdings, Inc., 8.375%, Due 5/1/2019A	50	53
Sirius XM Radio, Inc., 5.25%, Due 8/15/2022A	50	51
Tenet Healthcare Corp., 4.50%, Due 4/1/2021A	75	74
Wyndham Worldwide Corp., 4.25%, Due 3/1/2022	50	52

		836

Sovereign - 1.43%
Eksportfinans ASA,
3.00%, Due 11/17/2014	50	50
2.375%, Due 5/25/2016	100	95
Financing of Infrastructural Project, 9.00%, Due 12/7/2017	200	213
Hungary Government International Bond, 5.375%, Due 2/21/2023	100	99
Instituto de Credito Oficial, 2.375%, Due 3/4/2013	200	200
KommunalBanken AS, 1.375%, Due 6/8/2017	200	204
Korea Housing Finance Corp., 1.625%, Due 9/15/2018	350	347
Namibia International, 5.50%, Due 11/3/2021	200	219
Republic of Portugal, 3.50%, Due 3/25/2015A	200	195

		1,622

Telecommunications - 0.75%
British Telecommunications PLC, 1.434%, Due 12/20/2013D	200	201
Sprint Nextel Corp., 7.00%, Due 8/15/2020	61	66
Virgin Media Finance PLC, 4.875%, Due 2/15/2022	200	202
Windstream Corp., 8.125%, Due 8/1/2013	380	391

		860

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
Transportation - 0.09%
Continental Airlines 2012-2 Class A Pass Thru Certificates, 4.00%, Due 4/29/2026	$100	$104

Utility - 0.61%
Dewa Sukuk 2013 Ltd., 3.00%, Due 03/05/2018	200	200
SP PowerAssets Ltd., 2.70%, Due 9/14/2022	200	194
Taqa Abu Dhabi National Energy Co. PJSC, 6.60%, Due 8/1/2013	300	306

		700

Total Domestic Obligations (Cost $25,413)		25,957

FOREIGN CONVERTIBLE OBLIGATIONS - 1.45%
Energy - 0.12%
Eni S.p.A., 0.25%, Due 11/30/2015	100	133

Finance - 0.13%
Deutsche Bank AG, 0.01%, Due 03/19/2014 G	12,000	147

Manufacturing - 0.81%
Aabar Investments PJSC, 4.00%, Due 5/27/2016	100	137
Camfin S.p.A., 5.625%, Due 10/26/2017	100	148
Cap Gemini Sogeti, 3.50%, Due 1/1/2014	190	98
Faurecia, 3.25%, Due 1/1/2018	400	107
Salzgitter Finance B.V., 2.00%, Due 11/8/2017	100	157
Volkswagen International Finance NV, 5.50%, Due 11/9/2015	200	281

		928

Service - 0.25%
China Water Affairs Group, 2.50%, Due 4/15/2015	100	14
ITV PLC, 4.00%, Due 11/9/2016	50	138
MNV ZRT, 4.40%, Due 9/25/2014	100	132

		284

Transportation - 0.14%
KFW, 1.50%, Due 7/30/2014	100	163

Total Foreign Convertible Obligations (Cost $1,686)		1,655

FOREIGN OBLIGATIONS - 20.88%
Finance - 2.47%
AIB Mortgage Bank, 2.625%, Due 7/28/2017	100	131
Asian Development Bank, 2.00%, Due 8/29/2017	400	69
Co-Opertative Bank, 2.375%, Due 10/23/2015	100	131
Derwent Cap Jersey Ltd., 2.75%, Due 7/15/2016	100	174
European Investment Bank, 6.00%, Due 12/7/2028	150	301
Henderson UK Finance PLC, 7.25%, Due 3/24/2016	100	163
HSBC Bank USA, 10.00%, Due 1/5/2017	500	265
Hypo Aple Adria International AG, 2.375%, Due 12/13/2022	100	131
Irish Bank Resolution Government, 4.00%, Due 4/15/2015	80	104
JP Morgan Chase Bank, NA, 0.877%, Due 5/31/2017D	400	514
JP Morgan Stuctured, 6.00%, Due 2/28/2014G	300	402
Lloyds Banking Group PLC, 5.21%, Due 10/1/2014D	100	104
Nordic Investment Bank, 2.125%, Due 8/9/2017	400	69
Societe Generale NA, Inc., 4.48%, Due 10/20/2014D	250	256

		2,814

Manufacturing - 0.43%
Heathrow Finance PLC, 7.125%, Due 3/1/2017	70	115
Heathrow Funding Ltd., 2.50%, Due 6/25/2017A	200	206
Jaguar Land Rover PLC, 8.125%, Due 5/15/2018	100	167

		488

Municipal Government - 0.35%
Comunidad De Madrid,
4.305%, Due 3/6/2014	100	133
4.20%, Due 9/24/2014	200	265

		398

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
Service - 0.12%
Nara Cable Funding II Ltd., 8.50%, Due 3/1/2020	$100	$136

Sovereign - 17.14%
Buoni del Tesoro Poliennali, 2.35%, Due 9/15/2035	303	338
Buoni Poliennali Del Tesoro, 5.00%, Due 8/1/2039	1,230	1,545
Hungary Government Bond,
5.50%, Due 2/12/2016	255,000	1,135
7.50%, Due 11/12/2020	30,000	145
Korea Treasury Bond,
3.00%, Due 12/10/2013	352,000	326
5.75%, Due 9/10/2018	1,150,000	1,222
Malaysia Government Bond,
5.094%, Due 4/30/2014	575	190
3.741%, Due 2/27/2015	1,080	354
3.172%, Due 7/15/2016	2,630	853
Mexican Bonos,
7.00%, Due 6/19/2014	12,450	1,009
9.50%, Due 12/18/2014	6,020	514
8.00%, Due 12/7/2023	2,500	242
8.50%, Due 5/31/2029	18,980	1,930
8.50%, Due 11/18/2038	13,440	1,389
New Zealand Government Bond, 6.00%, Due 5/15/2021	825	798
Obrigacoes do Tesouro,
4.375%, Due 6/16/2014	100	133
3.85%, Due 4/15/2021	260	289
4.95%, Due 10/25/2023	500	584
Poland Government Bond,
5.00%, Due 10/24/2013	1,330	423
5.25%, Due 10/25/2020	4,535	1,558
5.75%, Due 9/23/2022	235	84
Republic of Ireland Treasury,
5.50%, Due 10/18/2017	110	161
4.50%, Due 4/18/2020	380	521
5.40%, Due 3/13/2025	100	142
South Africa Government Bond,
6.75%, Due 3/31/2021	3,145	356
6.50%, Due 2/28/2041	8,575	767
Turkey Government Bond, 9.00%, Due 3/5/2014	2,280	1,311
UK Treasury Bond, 2.25%, Due 3/7/2014	705	1,091
Uruguay Government International Bond, 4.375%, Due 12/15/2028	2,462	161

		19,571

Telecommunications - 0.25%
Altice Financing S.A., 8.00%, Due 12/15/2019	200	281

Utility - 0.12%
Tokyo Electric Power Co. Inc, 4.50%, Due 3/24/2014	100	133

Total Foreign Obligations (Cost $23,135)		23,821

ASSET-BACKED SECURITIES - 1.48%
Avenue CLO Fund Ltd., 0.640%, Due 2/15/2017, 2004 1A A1LAB	70	70
Carrington Mortgage Loan Trust,
0.302%, Due 5/25/2036, 2006 RFC1 A2B	6	6
0.462%, Due 2/25/2037, 2007 FRE1 AC3B	500	283
Fremont Home Loan Trust, 0.372%, Due 2/25/2036, 2006 2 2A3B	400	292
KGS Alpha SBA, 0.861%, Due 8/25/2038, COOF 8/37 1	5,000	216
Morgan Stanley ABS Capital I Inc.,
0.252%, Due 7/25/2036, 2006 A2FPB	89	35
0.352%, Due 11/25/2036, 2007 HE1 A2CB	600	314
Oakwood Mortgage Investors, Inc., 6.61%, Due 2/15/2021, 2001 C A3	338	189
RASC Trust,
0.782%, Due 7/25/2033, 2003 KS5 AIIBB	10	8

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
2.797%, Due 12/25/2034, 2004 IP2 4A	$116	$117
0.642%, Due 1/25/2036, 2005 KS12 M1B	175	157
Vanderbilt Mortgage Finance, 8.525%, Due 3/7/2025, 2000 B IA4	7	7

Total Asset-Backed Securities (Cost $1,624)		1,694

COMMERCIAL MORTGAGE OBLIGATIONS - 5.23%
Adjustable Rate Mortgage Trust, 3.104%, Due 9/25/2035, 2005 5 2A1	95	89
American Home Mortgage Investment Trust,
2.344%, Due 10/25/2034, 2004 3 5AB	91	91
1.961%, Due 9/25/2045, 2005 2 4A1B	11	10
Banc of America Alternative Loan Trust, 0.602%, Due 5/25/2035, 2005 4 CB6B	95	70
Banc of America Large Loan Trust, 2.501%, Due 11/15/2015, 2010 HLTNAB	273	273
Banc of America Mortgage Securities, Inc., 3.671%, Due 7/20/2032, 2002 G1A3B	23	23
Bear Stearns Adjustable Rate Mortgage Trust,
2.746%, Due 11/25/2030, 2000 2 A1	62	64
2.745%, Due 8/25/2033, 2003 5 2A1B	138	138
3.028%, Due 8/25/2033, 2003 5 1A1B	58	57
3.091%, Due 4/25/2034, 2004 1 22A1B	55	54
3.477%, Due 11/25/2034, 2004 9 22A1B	33	33
2.47%, Due 10/25/2035, 2005 9 A1B	76	74
Bear Stearns Alt-A Trust,
2.979%, Due 9/25/2034, 2004 9 2A1B	207	181
2.938%, Due 11/25/2036, 2006 6 32A1	136	90
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	200	199
2.935%, Due 2/25/2037, 2007 A1 7A1	62	62
3.031%, Due 2/25/2037, 2007 A1 1A5	62	62
5.038%, Due 3/25/2037, 2007 A1 12M3B	408	339
Citigroup Mortgage Loan Trust, Inc.,
2.693%, Due 8/25/2035, 2005 3 2A2A	66	66
1.99%, Due 9/25/2035, 2005 6 A3B	68	68
Countrywide Alternative Loan Trust,
0.652%, Due 8/25/2033, 2003 15T2 A2B	14	13
5.50%, Due 10/25/2033, 2003 20CB 1A4	167	169
6.00%, Due 10/25/2033, 2003 J2 A1	33	34
0.482%, Due 2/25/2037, 2005 81 A1B	21	14
0.411%, Due 7/20/2046, 2006 OA9 2A1AB	17	9
0.392%, Due 9/25/2046, 2006 OA11 A1BB	23	16
Countrywide Home Loan Mortgage Pass Through Trust,
2.982%, Due 6/25/2033, 2003 27 A1B	65	66
0.962%, Due 9/25/2034, 2004 16 1A4AB	59	54
0.492%, Due 4/25/2035, 2005 3 2A1B	267	202
0.432%, Due 5/25/2035, 2005 9 1A3B	175	143
Credit Suisse First Boston Mortgage Securities Corp., 2.812%, Due 9/25/2034, 2004 AR8 2A1	57	58
First Horizon Asset Securities, Inc., 2.552%, Due 2/25/2034, 2004 AR1 2A1B	84	85
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	4	4
2.560%, Due 6/25/2034, 2004 7 3A1	57	57
5.116%, Due 11/25/2035, 2005 AR7 6A1B	63	63
JP Morgan Alternative Loan Trust, 5.608%, Due 5/26/2037, 2008 R3 3A1A	328	280
LB-UBS Commercial Mortgage Trust, 0.309%, Due 9/15/2045, 2007 C7 XW	1,550	17
Morgan Stanley Mortgage Loan Trust, 2.458%, Due 6/25/2036, 2006 8AR 5A4B	35	33
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2	13	10
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2A	138	150
Prime Mortgage Trust, 0.702%, Due 2/25/2035, 2006 CL1 A1B	136	123
RALI Trust, 0.302%, Due 5/25/2037, 2007 QA3 A1B	409	281
Structured Adjustable Rate Mortgage Loan Trust,
2.798%, Due 5/25/2034, 2004 5 3A2	85	85

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
2.646%, Due 7/25/2034, 2004 8 3AB	$84	$83
Structured Asset Mortgage Investments, Inc., 0.432%, Due 5/25/2045, 2005 AR2 2A1B	122	92
Structured Asset Securities Corp., 5.50%, Due 5/25/2035, 2005 6 2A14	154	159
WaMu Mortgage Pass Through Certificates,
2.233%, Due 2/25/2033, 2003 AR1 2AB	4	4
2.510%, Due 3/25/2035, 2005 AR3 A1	61	60
5.50%, Due 11/25/2035, 2005 9 2A2	408	364
0.362%, Due 2/25/2037, 2007 HY1 A2AB	395	269
2.736%, Due 3/25/2037, 2007 HY3 4A1B	248	228
1.872%, Due 12/19/2039, 2001 AR5 1A	124	124
0.432%, Due 4/25/2045, 2005 AR6 2A1AB	178	166
0.522%, Due 7/25/2045, 2005 AR9 A1AB	109	104
0.472%, Due 12/25/2045, 2005 AR17 A1A1B	178	166
Wells Fargo Mortgage Backed Securities Trust, 2.683%, Due 3/25/2035, 2005 AR3 2A1B	136	138

Total Commercial Mortgage Obligations (Cost $5,395)		5,966

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.02% (Cost $22)
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	20	24

U.S. TREASURY OBLIGATIONS - 18.13%
U.S. Treasury Bond,
2.00%, Due 11/15/2021	700	720
1.75%, Due 5/15/2022 H	100	100
1.625%, Due 8/15/2022 H	400	394
3.875%, Due 4/15/2029 H	712	1,160
4.375%, Due 5/15/2041	325	410
U.S. Treasury Note,
3.125%, Due 4/30/2013	1,000	1,005
1.375%, Due 5/15/2013	350	351
0.375%, Due 6/30/2013	100	100
0.75%, Due 8/15/2013	600	602
0.75%, Due 9/15/2013	1,100	1,104
0.125%, Due 9/30/2013	200	200
0.50%, Due 10/15/2013	1,700	1,704
0.25%, Due 10/31/2013	300	300
2.00%, Due 11/30/2013	2,000	2,027
1.50%, Due 12/31/2013	1,000	1,011
1.00%, Due 1/15/2014	500	504
1.875%, Due 4/30/2014	1,000	1,019
2.00%, Due 7/15/2014 H	365	388
1.625%, Due 1/15/2015 H	120	129
1.00%, Due 8/31/2019 HJ	1,400	1,388
1.25%, Due 2/29/2020	200	200
2.375%, Due 1/15/2025 H	1,742	2,336
2.00%, Due 1/15/2026 H	116	150
2.375%, Due 1/15/2027 H	1,549	2,104
1.75%, Due 1/15/2028 H	658	836
2.50%, Due 1/15/2029 H	321	449

Total U.S. Treasury Obligations (Cost $20,654)		20,691

	Shares
SHORT-TERM INVESTMENTS - 25.20%
Other Mutual Fund Companies - 9.11%
JPMorgan U.S. Government Money Market Fund, Capital Class	10,397,635	10,398

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountI	Fair Value
	(000’s)	(000’s)
Repurchase Agreements - 10.34%
Credit Suisse First Boston, 0.19%, acquired on 2/28/2013, Due 3/1/2013, at $1,200 (Held at JP Morgan Chase, Collateralized by a U.S. Treasury Obligation valued at $1,277, 3.625%, Due 8/15/2019)	$1,200	$1,200
JP Morgan Chase & Co., 0.20%, acquired on 2/28/2013, Due 3/1/2013, at $6,300 (Held at JP Morgan Chase, Collateralized by U.S. Government Obligations valued at $6,422, 1.25%-2.21%, Due 8/31/2015-12/5/2022)	6,300	6,300
Deutsche Bank, 0. 19%, acquired on 2/28/2013, Due 3/1/2013, at $4,300 (Held at Bank of New York, Collateralized by a U.S. Treasury Obligation valued at $4,379, 0.625%, Due 4/15/2013)	4,300	4,300

		11,800

Certificates Of Deposit - 0.44%
Banco do Brasil S.A., 0.01%, Due 3/26/2013	250	249
Itau Unibanco Holding S.A., 0.01%, Due 3/26/2013	250	250

		499

U.S. Treasury Bills - 5.31%
0.12%, Due 11/14/2013	6,030	6,024
0.01%, Due 4/25/2013	26	26
0.13%, Due 1/9/2014	5	5

		6,055

Total Short-Term Investments (Cost 28,753)		28,752

TOTAL INVESTMENTS - 96.89% (Cost $108,651)		110,554

PURCHASED OPTIONS - 0.08% (Cost $168)		89

WRITTEN OPTIONS - (0.14%) (Premiums $78)		(158)

OTHER ASSETS, NET OF LIABILITIES - 3.18%		3,624

TOTAL NET ASSETS - 100.00%		$114,109

Percentages are stated as a percent of net assets.

A

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $5,854 or 5.13% of net assets. The Fund has no right to demand registration of these securities.

B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	Limited Liability Company.
D	Variable rate.
E	REIT - Real Estate Investment Trust.
F	Limited Partnership.
G

This security is valued in good faith at fair value as determined under the policies and procedures established by and under the supervision of the Fund’s Board of Trustees. At February 28, 2013 the aggregate value of securities priced at fair value was $147 which rounds to zero percent of total net assets.

H	Inflation-Indexed Note.
I	In U.S. Dollars unless otherwise noted.
J	This security or a piece thereof is held as segregated collateral for interest rate and credit default swaps.

Futures Contracts Open on February 28, 2013:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Canadian Bankers Acceptance December Futures	Short	20	December, 2013	$4,789,833	$—
3-Month Sterling Interest Rate December Futures	Long	5	December, 2013	944,110	1,157
3-Month Sterling Interest Rate March Futures	Short	5	March, 2014	943,921	(1,233)
3-Month Sterling Interest Rate March Futures	Short	11	March, 2015	2,072,036	(783)
90 Day Eurodollar December Futures	Short	18	December, 2015	4,458,375	1,645
90 Day Eurodollar June Futures	Short	9	June, 2016	2,222,550	4,178
Euro OAT March Futures	Short	3	March, 2013	529,472	(157)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
German Euro Bund March Futures	Short	7	March, 2013	$1,324,991	$(587)
German Euro Bund June Futures	Short	2	June, 2013	373,765	(770)
OMX Riba March Futures	Long	24	March, 2014	9,174	122
OMX Riba September Futures	Long	25	September, 2013	8,970	371
OMX Riba December Futures	Long	65	December, 2013	23,321	2,031
U.S. Treasury Ultra Long June Futures	Short	2	June, 2013	316,000	2,156
U.S. Treasury 10-Year Note March Futures	Short	3	March, 2013	398,109	(484)
U.S. Treasury 10-Year Note June Futures	Short	37	June, 2013	4,867,234	(4,523)
U.S. Treasury 30-Year Bond June Futures	Short	6	June, 2013	862,688	3,234
U.S. Treasury 5-Year Note June Futures	Short	9	June, 2013	1,115,859	(602)

				$25,260,408	$5,755

Centrally cleared swap agreements outstanding on February 28, 2013:

Interest Rate Swaps:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	6-Month JPY-LIBOR	0.500%	1/15/2016	JPY	$730,000,000	$(29,338)	$(16,792)	$(46,130)
Pay	3-Month USD-LIBOR	1.000%	6/19/2018	USD	3,200,000	16,375	(9,010)	7,365
Receive	6-Month AUD-BBSW	1.000%	3/15/2023	AUD	2,500,000	(11,465)	20,140	8,675
Receive	6-Month AUD-BBSW	3.750%	3/15/2023	AUD	200,000	(577)	(3,022)	(3,599)
Receive	3-Month USD-LIBOR	1.000%	3/21/2023	USD	5,500,000	(53,703)	19,024	(34,679)
Receive	6-Month GBP-LIBOR	1.000%	3/21/2023	GBP	4,400,000	(17,044)	(15,455)	(32,499)
Pay	3-Month USD-LIBOR	2.000%	6/19/2023	USD	7,200,000	111,302	(61,066)	50,236
Receive	6-Month AUD-BBSW	1.000%	12/11/2023	AUD	1,100,000	831	10,235	11,066
Pay	6-Month JPY-LIBOR	2.500%	6/15/2032	JPY	80,000,000	(11,815)	10,615	(1,200)
Pay	3-Month USD-LIBOR	2.750%	6/19/2033	USD	1,700,000	20,570	—	20,570
Pay	3-Month USD-LIBOR	2.750%	6/19/2043	USD	4,800,000	286,063	(42,848)	243,215

						$311,199	$(88,179)	$223,020

OTC Swap Agreements Outstanding on February 28, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1):

Index/Obligation	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 2/28/2013(3)	Notional Amount (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Chesapeake Energy Corp.	BOA	5.0000	6/20/2014	1.2794%	$120,000	$1,119	$(6,939)	$(5,820)
Credit Agricole S.A.	GST	1.0000	12/20/2016	1.3459%	50,000	3,831	(3,002)	829
Credit Agricole S.A.	DUB	1.0000	12/20/2016	1.3459%	150,000	12,588	(10,100)	2,488
Credit Agricole S.A.	CBK	1.0000	6/20/2017	1.4844%	100,000	14,365	(11,776)	2,589
Whirlpool Corp.	UAG	1.0000	6/20/2017	1.0000%	25,000	1,102	(1,156)	(54)
DDR Corporation	BOA	1.0000	9/20/2017	1.3121%	58,000	2,316	(1,518)	798
KIMCO Realty Corp.	BOA	1.0000	9/20/2017	0.8098%	29,000	438	(684)	(246)
Aktiebolaget Volvo	UAG	1.0000	3/20/2018	1.0000%	50,000	2,280	(291)	1,989
State of Illinois	CBK	1.0000	3/20/2023	1.8788%	300,000	20,812	(3,366)	17,446

						$58,851	$(38,832)	$20,019

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2):

Index/Obligation	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 2/28/2013(3)	Notional Amount (4)	Upfront Premiums (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Citibank N.A.	FBF	1.0000	9/20/2014	0.3476%	$100,000	$(916)	$1,939	$1,023

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Index/Obligations	Counter- party	Fixed Rate	Maturity Date	Implied Credit Spread at 2/28/2013(3)	Notional Amount (4)	Upfront Premiums (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Staples, Inc.	UAG	1.0000	6/20/2017	1.0000%	25,000	$(1,027)	$(216)	$(1,243)
Republic of Italy	FBF	1.0000	6/20/2017	2.5490%	200,000	(23,297)	10,903	(12,394)
NRG Energy, Inc.	CBK	5.0000	6/20/2017	3.0344%	40,000	(2,104)	5,272	3,168

						$(27,344)	$17,898	$(9,446)

Credit Default Swaps on Credit Indices - Buy Protection (1):
Index/Obligations	Counter- party	Fixed Pay Rate	Maturity Date	Curr	Notional Amounts(4)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value (5)
iTraxx Europe 16 Index	FBF	5.000%	6/20/2017	GBP	$800,000	$7,909	$(53,988)	$(46,079)
iTraxx Europe 16 Index	BRC	5.000%	12/20/2017	EUR	800,000	9,580	(32,076)	(22,496)
iTraxx Europe 16 Index	MSC	5.000%	12/20/2017	EUR	280,000	9,492	(17,366)	(7,874)

						$26,981	$(103,430)	$(76,449)

Interest Rate Swaps:

Pay/ Receive Floating Rate	Floating Rate Index	Counter- party	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	1-Month AUD-MOIS	UAG	2.4880%	10/2/2013	AUD	$16,947,000	$—	$2,172	$2,172
Pay	3-Month PLN-LIBOR	JPM	4.7700%	4/26/2014	PLN	1,944,000	—	(7,621)	(7,621)
Receive	6-Month PLN-LIBOR	JPM	4.8800%	4/26/2016	PLN	1,054,000	—	8,093	8,093
Receive	1-Month USD-LIBOR	GLM	0.7825%	7/10/2016	USD	4,100,000	1,599	5,321	6,920
Receive	1-Year BRL-CDI	MSC	8.2200%	1/2/2017	BRL	2,400,000	(4,620)	(14,828)	(19,448)
Receive	1-Year BRL-CDI	BRC	8.5850%	1/2/2017	BRL	1,900,000	—	(7,267)	(7,267)
Receive	1-Year BRL-CDI	BOA	8.6000%	1/2/2017	BRL	3,700,000	(7,080)	(6,336)	(13,416)
Receive	1-Year BRL-CDI	GLM	8.7200%	1/2/2017	BRL	2,000,000	(1,565)	(2,701)	(4,266)
Receive	3-Month SEK-LIBOR	FBF	1.9100%	1/24/2017	SEK	2,390,000	—	(430)	(430)
Receive	3-Month SEK-LIBOR	FBF	1.9100%	1/26/2017	SEK	2,380,000	—	(429)	(429)
Receive	3-Month SEK-LIBOR	FBF	2.0400%	1/31/2017	SEK	4,013,000	—	765	765
Receive	3-Month SEK-LIBOR	FBF	2.0950%	2/1/2017	SEK	4,080,500	—	1,417	1,417
Receive	3-Month SEK-LIBOR	FBF	2.0975%	2/11/2017	SEK	4,143,500	—	1,367	1,367
Receive	3-Month USD-LIBOR	FBF	1.2400%	8/1/2018	USD	305,500	—	2,196	2,196
Receive	3-Month USD-LIBOR	UAG	1.2150%	8/5/2018	USD	305,000	—	1,738	1,738
Receive	6-Month CHF-LIBOR	UAG	1.2900%	2/13/2019	CHF	636,000	—	1,293	1,293
Receive	6-Month JPY-LIBOR	FBF	0.9060%	1/16/2020	JPY	29,354,000	—	774	774
Receive	6-Month JPY-LIBOR	FBF	0.8300%	1/29/2020	JPY	81,944,500	—	668	668
Pay	3-Month USD-LIBOR	FBF	1.7210%	8/1/2020	USD	741,000	—	(6,991)	(6,991)
Pay	3-Month USD-LIBOR	UAG	1.6925%	8/5/2020	USD	740,000	—	(5,381)	(5,381)
Pay	3-Month CAD-LIBOR	FBF	2.6700%	12/18/2021	CAD	267,000	—	(20)	(20)
Receive	3-Month USD-LIBOR	UAG	2.5475%	12/20/2021	USD	222,000	—	(1,571)	(1,571)
Pay	6-Month JPY-LIBOR	FBF	1.5150%	1/29/2022	JPY	110,603,000	—	(2,795)	(2,795)
Receive	6-Month AUD-BBSW	CBK	4.7500%	6/15/2022	AUD	$1,500,000	(8,702)	108,504	99,802
Receive	6-Month AUD-BBSW	DUB	4.7500%	6/15/2022	AUD	600,000	(3,328)	43,249	39,921
Receive	6-Month JPY-LIBOR	FBF	1.6160%	1/16/2023	JPY	39,676,000	—	2,363	2,363
Receive	6-Month GBP-LIBOR	UAG	3.0275%	1/23/2023	GBP	220,000	—	(677)	(677)
Pay	6-Month EUR-LIBOR	FBF	2.5430%	1/25/2023	EUR	264,500	—	724	724
Receive	6-Month CHF-LIBOR	FBF	1.8500%	2/1/2023	CHF	315,000	—	787	787
Pay	6-Month EUR-LIBOR	FBF	2.6650%	2/1/2023	EUR	215,000	—	(903)	(903)
Receive	6-Month AUD-BBSW	BRC	3.7500%	3/15/2023	AUD	1,000,000	(9,733)	(9,575)	(19,308)
Receive	6-Month AUD-BBSW	GLM	3.7500%	3/15/2023	AUD	1,300,000	(11,454)	(13,646)	(25,100)
Receive	3-Month USD-LIBOR	FBF	2.2400%	8/1/2023	USD	376,500	—	4,204	4,204
Receive	3-Month USD-LIBOR	UAG	2.2100%	8/5/2023	USD	375,000	—	2,974	2,974
Pay	6-Month EUR-LIBOR	FBF	2.1050%	1/29/2024	EUR	136,000	—	(1,719)	(1,719)
Pay	6-Month JPY-LIBOR	FBF	2.2980%	1/16/2025	JPY	41,990,000	—	(2,317)	(2,317)
Receive	6-Month JPY-LIBOR	FBF	2.2740%	1/16/2025	JPY	29,796,000	—	1,501	1,501
Pay	6-Month JPY-LIBOR	FBF	2.1820%	1/18/2025	JPY	41,990,000	—	(1,329)	(1,329)
Receive	6-Month JPY-LIBOR	FBF	2.1885%	1/29/2025	JPY	86,408,500	—	2,720	2,720

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Pay/ Receive Floating Rate	Floating Rate Index	Counter- party	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	6-Month CHF-LIBOR	UAG	1.9225%	2/13/2027	CHF	$136,000	$—	$(898)	$(898)
Receive	6-Month JPY-LIBOR	FBF	2.9670%	1/28/2032	JPY	25,442,500	—	1,788	1,788
Receive	6-Month JPY-LIBOR	FBF	3.0650%	2/12/2032	JPY	28,000,000	—	3,162	3,162
Receive	6-Month JPY-LIBOR	FBF	2.9688%	1/16/2033	JPY	16,380,000	—	2,951	2,951
Receive	6-Month JPY-LIBOR	FBF	2.8998%	1/18/2033	JPY	16,380,000	—	2,128	2,128
Pay	6-Month CHF-LIBOR	FBF	1.8575%	1/28/2033	CHF	278,500	—	(1,905)	(1,905)
Pay	6-Month JPY-LIBOR	FBF	2.9100%	2/12/2037	JPY	33,000,000	—	(3,911)	(3,911)
Pay	6-Month JPY-LIBOR	FBF	2.9130%	1/16/2038	JPY	9,509,500	—	(1,361)	(1,361)
Pay	6-Month JPY-LIBOR	FBF	2.8620%	1/18/2038	JPY	9,509,500	—	(1,174)	(1,174)

							$(44,883)	$107,074	$62,191

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

-(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased options outstanding on February 28, 2013:

Interest Rate Swaptions:

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Put-OTC 30-Year IRS	MSC	3M USD-LIBOR	Receive	3.1000%	3/18/2013	$500,000	$1,703	$6,300	$(4,597)
Call-OTC 30-Year IRS	MSC	3M USD-LIBOR	Receive	2.5000%	3/18/2013	500,000	16	4,500	(4,484)

							$1,719	$10,800	$(9,081)

Foreign Currency Option Contracts:

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC GBP versus NOK	GST	8.923	3/12/2013	$260,000	$4,435	$410	$(4,025)
Put - OTC GBP versus NOK	GST	8.927	3/12/2013	260,000	4,435	10,216	5,781
Call - OTC AUD versus CAD	JPM	1.055	3/22/2013	560,000	4,495	2,687	(1,808)
Put - OTC AUD versus CAD	JPM	1.055	3/22/2013	560,000	4,219	4,224	5
Call - OTC USD versus KRW	GST	1,175	4/22/2013	360,000	351	323	(28)
Put - OTC USD versus CAD	JPM	1.000	4/24/2013	360,000	3,843	450	(3,393)
Call - OTC AUD versus NZD	JPM	1.230	5/10/2013	520,000	6,460	7,383	923
Put - OTC CHF versus EUR	JPM	1.140	5/27/2013	835,000	3,401	1	(3,400)
Call - OTC NOK versus SEK	JPM	1.140	5/29/2013	2,574,500	3,947	2,561	(1,386)
Put - OTC GBP versus USD versus CAD	JPM	1.51/1.65	12/5/2013	12,500	3,188	1,492	(1,696)
Put - OTC CHF versus EUR	JPM	1.190	12/16/2013	835,000	18,706	5,949	(12,757)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC AUD versus CAD	JPM	1.017	1/7/2014	$460,000	$13,149	$16,727	$3,578
Put - OTC AUD versus CAD	JPM	1.017	1/7/2014	460,000	13,149	7,847	(5,302)
Call - OTC USD versus JPY	JPM	93.00	1/21/2014	180,000	4,820	7,007	2,187
Put - OTC BRL versus USD versus JPY	GST	2.07/82.75	12/2/2014	20,000	2,080	5,650	3,570

					$90,678	$72,927	$(17,751)

Options on Exchange-Traded Futures Contracts:

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put - U.S. Treasury Notes- 10-Year May Future	129.000	5/1/2013	11	$9,969	$3,781	$(6,188)
Put - Eurodollar September Future	99.000	9/16/2013	40	12,250	750	(11,500)
Put - Eurodollar December Future	99.125	12/16/2013	98	28,125	4,900	(23,225)
Put - Eurodollar December Future	99.000	12/15/2014	15	16,313	4,688	(11,625)

				$66,657	$14,119	$(52,538)

Written options outstanding on February 28, 2013:

Interest Rate Swaptions:

Description	Counter- party	Floating Rate Index	Pay Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Call-OTC 5-Year IRS	FBF	3M USD-LIBOR	Pay	0.800%	3/18/2013	$6,300,000	$(510)	$(5,040)	$4,530
Put-OTC 5-Year IRS	FBF	3M USD-LIBOR	Pay	1.200%	3/18/2013	6,300,000	(372)	(11,970)	11,598
Put-OTC 2-Year IRS	BRC	3M USD-LIBOR	Pay	0.850%	4/24/2013	100,000	(11)	(144)	133
Put-OTC 5-Year IRS	BOA	3M USD-LIBOR	Pay	1.500%	6/3/2013	100,000	(99)	(440)	341
Put-OTC 2-Year IRS	FBF	3M USD-LIBOR	Pay	1.150%	7/24/2013	100,000	(36)	(189)	153
Put-OTC 5-Year IRS	DUB	3M USD-LIBOR	Pay	1.700%	7/24/2013	100,000	(126)	(536)	410
Put-OTC 5-Year IRS	BRC	3M USD-LIBOR	Pay	1.700%	7/24/2013	100,000	(126)	(459)	333
Put-OTC 2-Year IRS	BRC	3M USD-LIBOR	Pay	1.150%	7/24/2013	100,000	(36)	(171)	135
Put-OTC 2-Year IRS	BOA	3M USD-LIBOR	Pay	1.500%	7/24/2013	100,000	(36)	(223)	187
Call-OTC 10-Year IRS	BRC	3M USD-LIBOR	Pay	1.800%	7/29/2013	100,000	(511)	(480)	(31)
Call-OTC 10-Year IRS	MSC	3M USD-LIBOR	Pay	1.800%	7/29/2013	600,000	(3,063)	(2,690)	(373)
Call-OTC 10-Year IRS	GLM	3M USD-LIBOR	Pay	1.800%	7/29/2013	200,000	(1,021)	(770)	(251)
Call-OTC 10-Year IRS	BOA	3M USD-LIBOR	Pay	1.800%	7/29/2013	400,000	(2,042)	(1,400)	(642)
Put-OTC 10-Year IRS	MSC	3M USD-LIBOR	Pay	2.650%	7/29/2013	600,000	(2,655)	(4,565)	1,910
Put-OTC 10-Year IRS	BRC	3M USD-LIBOR	Pay	2.650%	7/29/2013	100,000	(443)	(700)	257
Put-OTC 10-Year IRS	GLM	3M USD-LIBOR	Pay	2.650%	7/29/2013	200,000	(885)	(1,350)	465
Put-OTC 10-Year IRS	BOA	3M USD-LIBOR	Pay	2.650%	7/29/2013	400,000	(1,770)	(2,780)	1,010

							$(13,742)	$(33,907)	$20,165

Foreign Currency Option Contracts:

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC USD versus KRW	GST	1,175	4/22/2013	$120,000	$(465)	$(108)	$357
Put - OTC USD versus CAD	JPM	0.982	4/24/2013	720,000	(2,754)	(195)	2,559
Call - OTC USD versus JPY	BOA	96.50	5/9/2013	395,000	(3,575)	(2,946)	629
Put - OTC USD versus JPY	BOA	89.00	5/9/2013	395,000	(3,575)	(2,680)	895
Call - OTC AUD versus NZD	JPM	1.260	5/10/2013	520,000	(2,104)	(2,390)	(286)
Put - OTC AUD versus NZD	JPM	1.210	5/10/2013	520,000	(4,436)	(2,594)	1,842
Put - OTC CHF versus EUR	JPM	1.200	5/27/2013	835,000	(9,313)	(1,570)	7,743
Call - OTC NOK versus SEK	JPM	1.170	5/29/2013	2,574,500	(1,128)	(692)	436
Put - OTC NOK versus SEK	JPM	1.121	5/29/2013	2,574,500	(2,819)	(4,208)	(1,389)
Put - OTC CHF versus EUR	JPM	1.130	12/16/2013	835,000	(10,419)	(1,101)	9,318
Call - OTC USD versus JPY	JPM	98.80	1/21/2014	360,000	(4,819)	(6,732)	(1,913)

					$(45,407)	$(25,216)	$20,191

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Options on Exchange-Traded Futures Contracts:

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put - U.S. Treasury Notes, 10-Year Future	$128.000	3/1/2013	11	$(3,781)	$(172)	$3,609
Put - U.S. Treasury Notes, 10-Year Future	127.000	5/1/2013	11	(5,156)	(1,547)	3,609
Put - CME 90-Day Eurodollar September Future	98.750	9/1/2013	40	(9,750)	(500)	9,250
Put - CME 90-Day Eurodollar December Future	99.000	12/16/2013	98	(23,825)	(4,288)	19,537
Put - 3 Month Sterling March Future	99.250	3/19/2014	14	(2,816)	(807)	2,009
Put - CME 90-Day Eurodollar September Future	99.250	9/15/2014	29	(9,225)	(8,338)	887
Call - CME 90-Day Eurodollar December Future	98.625	12/15/2014	30	(3,375)	(9,000)	(5,625)
Put - CME 90-Day Eurodollar December Future	98.625	12/15/2014	15	(12,375)	(3,188)	9,187
Put - CME 90-Day Eurodollar March Future	99.250	3/1/2015	18	(8,125)	(10,463)	(2,338)

				$(78,428)	$(38,303)	$40,125

Forward Currency Contracts Open at February 28, 2013:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	AUD	41,000	4/4/2013	FBF	$53	$—	$53
Buy	AUD	46,000	4/15/2013	GST	—	(255)	(255)
Buy	AUD	104,000	4/15/2013	GST	—	(266)	(266)
Buy	AUD	58,000	4/15/2013	GST	—	(148)	(148)
Buy	AUD	92,000	4/15/2013	GST	—	(235)	(235)
Buy	AUD	69,000	4/15/2013	GST	—	(673)	(673)
Buy	AUD	104,000	4/15/2013	GST	—	(1,285)	(1,285)
Buy	AUD	12,000	4/15/2013	GST	—	(152)	(152)
Buy	AUD	12,000	4/15/2013	GST	—	(130)	(130)
Buy	AUD	58,000	4/15/2013	GST	—	(717)	(717)
Buy	AUD	35,000	4/15/2013	GST	—	(432)	(432)
Buy	AUD	150,000	4/15/2013	GST	—	(443)	(443)
Buy	AUD	104,000	4/15/2013	GST	—	(1,014)	(1,014)
Buy	AUD	150,000	4/15/2013	GST	—	(833)	(833)
Buy	AUD	580,000	4/15/2013	JPM	—	(5,657)	(5,657)
Buy	AUD	187,000	4/15/2013	JPM	—	(1,824)	(1,824)
Buy	AUD	97,000	4/15/2013	JPM	—	(539)	(539)
Buy	AUD	26,000	3/7/2013	JPM	—	(288)	(288)
Buy	AUD	13,000	3/7/2013	UAG	—	(86)	(86)
Sell	AUD	228,000	4/4/2013	BOA	2,043	—	2,043
Sell	AUD	58,000	4/15/2013	GST	—	(123)	(123)
Sell	AUD	46,000	4/15/2013	GST	125	—	125
Sell	AUD	92,000	4/15/2013	GST	—	(55)	(55)
Sell	AUD	46,000	4/15/2013	GST	47	—	47
Sell	AUD	150,000	4/15/2013	GST	1,091	—	1,091
Sell	AUD	12,000	4/15/2013	GST	33	—	33
Sell	AUD	46,000	4/15/2013	GST	413	—	413
Sell	AUD	12,000	4/15/2013	GST	104	—	104
Sell	AUD	23,000	4/15/2013	GST	301	—	301
Sell	AUD	48,000	4/15/2013	GST	496	—	496
Sell	AUD	12,000	4/15/2013	GST	93	—	93
Sell	AUD	69,000	4/15/2013	GST	499	—	499
Sell	AUD	12,000	4/15/2013	GST	120	—	120
Sell	AUD	138,000	4/15/2013	GST	184	—	184
Sell	AUD	81,000	4/15/2013	GST	474	—	474
Sell	AUD	207,000	4/15/2013	GST	—	(194)	(194)
Sell	AUD	1,305,000	5/10/2013	HUS	11,627	—	11,627
Sell	AUD	69,000	5/10/2013	HUS	557	—	557
Sell	AUD	158,000	4/15/2013	JPM	513	—	513
Sell	AUD	143,500	5/13/2013	JPM	2,999	—	2,999
Sell	AUD	73,500	5/13/2013	JPM	1,814	—	1,814
Sell	AUD	153,000	4/15/2013	JPM	1,312	—	1,312
Sell	AUD	26,000	3/7/2013	UAG	169	—	169
Sell	AUD	13,000	3/7/2013	UAG	114	—	114
Sell	AUD	353,000	5/7/2013	UAG	7,132	—	7,132
Buy	BRL	855,221	4/2/2013	BCC	15,972	—	15,972

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	BRL	196,000	4/2/2013	BCC	$668	$—	$668
Buy	BRL	3,851,000	9/6/2013	HUS	—	(6,524)	(6,524)
Buy	BRL	916,000	3/5/2013	HUS	14,569	—	14,569
Buy	BRL	2,033,000	3/5/2013	HUS	73,835	—	73,835
Buy	BRL	137,000	3/5/2013	HUS	4,939	—	4,939
Buy	BRL	285,000	3/5/2013	HUS	5,717	—	5,717
Buy	BRL	190,000	3/5/2013	HUS	—	(348)	(348)
Buy	BRL	290,000	3/5/2013	HUS	2,510	—	2,510
Buy	BRL	60,476	12/4/2014	JPM	1,495	—	1,495
Sell	BRL	1,034,520	4/2/2013	FBF	—	(17,785)	(17,785)
Sell	BRL	60,476	12/4/2014	GST	—	(1,495)	(1,495)
Sell	BRL	3,851,000	3/5/2013	HUS	5,562	—	5,562
Buy	CAD	434,000	3/21/2013	BRC	—	(19,726)	(19,726)
Buy	CAD	60,586	4/15/2013	GST	—	(241)	(241)
Buy	CAD	48,214	4/15/2013	GST	—	(256)	(256)
Buy	CAD	96,114	4/15/2013	GST	—	(510)	(510)
Buy	CAD	48,134	4/15/2013	GST	—	(255)	(255)
Buy	CAD	157,828	4/15/2013	GST	—	(927)	(927)
Buy	CAD	12,543	4/15/2013	GST	—	(101)	(101)
Buy	CAD	48,374	4/15/2013	GST	—	(388)	(388)
Buy	CAD	12,468	4/15/2013	GST	—	(244)	(244)
Buy	CAD	24,001	4/15/2013	GST	—	(469)	(469)
Buy	CAD	49,658	4/15/2013	GST	—	(1,264)	(1,264)
Buy	CAD	12,432	4/15/2013	GST	—	(267)	(267)
Buy	CAD	72,439	4/15/2013	GST	—	(581)	(581)
Buy	CAD	12,632	4/15/2013	GST	—	(101)	(101)
Buy	CAD	144,727	4/15/2013	GST	—	(494)	(494)
Buy	CAD	85,109	4/15/2013	GST	—	(500)	(500)
Buy	CAD	216,479	4/15/2013	GST	—	(861)	(861)
Buy	CAD	165,915	4/15/2013	JPM	—	(660)	(660)
Buy	CAD	243,122	5/13/2013	JPM	—	(7,148)	(7,148)
Buy	CAD	161,189	4/15/2013	JPM	—	(947)	(947)
Buy	CAD	218,298	5/13/2013	JPM	—	(6,153)	(6,153)
Buy	CAD	78,286	5/13/2013	JPM	—	(2,207)	(2,207)
Buy	CAD	289,057	5/13/2013	JPM	—	(8,148)	(8,148)
Sell	CAD	436,000	3/21/2013	CBK	18,680	—	18,680
Sell	CAD	48,029	4/15/2013	GST	566	—	566
Sell	CAD	108,581	4/15/2013	GST	971	—	971
Sell	CAD	60,751	4/15/2013	GST	352	—	352
Sell	CAD	96,205	4/15/2013	GST	711	—	711
Sell	CAD	72,611	4/15/2013	GST	588	—	588
Sell	CAD	109,139	4/15/2013	GST	1,451	—	1,451
Sell	CAD	12,396	4/15/2013	GST	361	—	361
Sell	CAD	12,493	4/15/2013	GST	247	—	247
Sell	CAD	61,045	4/15/2013	GST	635	—	635
Sell	CAD	36,802	4/15/2013	GST	418	—	418
Sell	CAD	157,215	4/15/2013	GST	872	—	872
Sell	CAD	109,176	4/15/2013	GST	1,145	—	1,145
Sell	CAD	156,729	4/15/2013	GST	1,733	—	1,733
Sell	CAD	196,902	4/15/2013	JPM	1,481	—	1,481
Sell	CAD	101,848	4/15/2013	JPM	640	—	640
Buy	CHF	316,161	4/15/2013	JPM	—	(9,105)	(9,105)
Buy	CHF	298,735	4/15/2013	JPM	—	(2,284)	(2,284)
Sell	CHF	2,832,000	4/18/2013	CBK	19,539	—	19,539
Sell	CHF	374,000	4/18/2013	HUS	3,101	—	3,101
Sell	CHF	39,000	4/18/2013	HUS	421	—	421
Sell	CHF	1,299,000	4/18/2013	HUS	12,472	—	12,472
Sell	CHF	198,000	4/18/2013	JPM	5,810	—	5,810
Sell	CHF	318,557	4/15/2013	UAG	6,958	—	6,958
Buy	CLP	106,090,000	5/15/2013	HUS	8,015	—	8,015
Buy	CLP	35,700,000	5/15/2013	HUS	1,547	—	1,547
Buy	CLP	219,610,000	6/10/2013	HUS	46	—	46
Buy	CLP	48,700,000	5/15/2013	HUS	35	—	35
Buy	CLP	65,000,000	5/15/2013	HUS	189	—	189

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CLP	44,600,000	5/15/2013	HUS	$565	$—	$565
Buy	CNY	782,938	11/25/2013	BOA	—	(848)	(848)
Buy	CNY	3,717,857	8/5/2013	BCC	91	—	91
Buy	CNY	843,500	4/7/2016	CBK	—	(10,198)	(10,198)
Buy	CNY	737,802	8/5/2013	FBF	577	—	577
Sell	CNY	4,455,659	8/5/2013	BCC	—	(3,151)	(3,151)
Sell	CNY	843,500	4/7/2016	BCC	1,318	—	1,318
Sell	CNY	782,938	11/25/2013	DUB	—	(152)	(152)
Buy	CZK	5,902,030	4/15/2013	GST	164	—	164
Buy	CZK	5,901,800	4/15/2013	UAG	164	—	164
Buy	EUR	1,292,000	3/4/2013	GLM	—	(29,781)	(29,781)
Buy	EUR	230,000	4/15/2013	GST	—	(322)	(322)
Buy	EUR	260,000	4/15/2013	JPM	—	(7,566)	(7,566)
Buy	EUR	120,000	5/13/2013	JPM	—	(3,350)	(3,350)
Buy	EUR	225,500	5/13/2013	JPM	—	(8,437)	(8,437)
Buy	EUR	240,000	5/13/2013	JPM	—	(8,980)	(8,980)
Buy	EUR	67,500	5/13/2013	JPM	—	(72)	(72)
Buy	EUR	145,000	5/7/2013	JPM	—	(2,216)	(2,216)
Buy	EUR	67,500	5/13/2013	JPM	—	(315)	(315)
Buy	EUR	110,000	3/1/2013	JPM	—	(3,656)	(3,656)
Buy	EUR	161,000	5/21/2013	JPM	—	(4,368)	(4,368)
Buy	EUR	714,000	3/1/2013	JPM	—	(10,288)	(10,288)
Buy	EUR	129,500	4/16/2013	JPM	—	(1,638)	(1,638)
Buy	EUR	140,000	3/19/2013	JPM	—	(1,495)	(1,495)
Buy	EUR	260,000	4/15/2013	UAG	—	(7,436)	(7,436)
Buy	EUR	230,000	4/15/2013	UAG	—	(322)	(322)
Buy	EUR	201,500	5/8/2013	UAG	—	(4,374)	(4,374)
Sell	EUR	1,155,000	3/4/2013	BRC	57,954	—	57,954
Sell	EUR	433,000	5/7/2013	CBK	4,549	—	4,549
Sell	EUR	4,751,000	5/7/2013	CBK	234,936	—	234,936
Sell	EUR	102,000	3/4/2013	FBF	4,172	—	4,172
Sell	EUR	101,000	4/4/2013	GFX	529	—	529
Sell	EUR	953,500	5/8/2013	GFX	48,172	—	48,172
Sell	EUR	35,000	3/4/2013	DUB	1,275	—	1,275
Sell	EUR	1,292,000	4/2/2013	GLM	29,786	—	29,786
Sell	EUR	230,000	4/15/2013	GST	—	(105)	(105)
Sell	EUR	63,000	5/7/2013	HUS	3,016	—	3,016
Sell	EUR	120,000	5/13/2013	JPM	4,885	—	4,885
Sell	EUR	120,000	5/13/2013	JPM	4,054	—	4,054
Sell	EUR	260,000	4/15/2013	JPM	7,026	—	7,026
Sell	EUR	240,000	4/15/2013	JPM	7,724	—	7,724
Sell	EUR	260,000	4/15/2013	JPM	10,827	—	10,827
Sell	EUR	180,000	5/13/2013	JPM	7,406	—	7,406
Sell	EUR	135,000	5/13/2013	JPM	1,605	—	1,605
Sell	EUR	115,000	4/15/2013	JPM	1,040	—	1,040
Sell	EUR	84,000	3/1/2013	JPM	2,826	—	2,826
Sell	EUR	215,571	5/21/2013	JPM	7,490	—	7,490
Sell	EUR	66,000	3/1/2013	JPM	2,074	—	2,074
Sell	EUR	280,000	4/15/2013	JPM	3,761	—	3,761
Sell	EUR	280,000	4/15/2013	JPM	4,844	—	4,844
Sell	EUR	725,000	6/7/2013	JPM	10,380	—	10,380
Sell	EUR	101,000	3/1/2013	JPM	398	—	398
Sell	EUR	260,000	5/21/2013	JPM	9,034	—	9,034
Sell	EUR	56,500	3/1/2013	JPM	1,664	—	1,664
Sell	EUR	100,000	3/1/2013	JPM	2,716	—	2,716
Sell	EUR	103,000	3/1/2013	JPM	—	(572)	(572)
Sell	EUR	214,000	3/1/2013	JPM	—	(2,267)	(2,267)
Sell	EUR	99,500	3/1/2013	JPM	—	(478)	(478)
Sell	EUR	140,000	3/19/2013	JPM	—	(1,515)	(1,515)
Sell	EUR	134,000	4/16/2013	JPM	6,105	—	6,105
Sell	EUR	230,000	4/15/2013	UAG	—	(117)	(117)
Sell	EUR	101,000	4/16/2013	UAG	4,650	—	4,650
Sell	EUR	100,000	5/7/2013	UAG	5,008	—	5,008

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	EUR	150,000	5/7/2013	UAG	$7,880	$—	$7,880
Sell	EUR	110,500	5/8/2013	UAG	2,399	—	2,399
Buy	GBP	78,500	3/1/2013	GFX	—	(6,378)	(6,378)
Buy	GBP	426,000	3/12/2013	DUB	—	(38,398)	(38,398)
Buy	GBP	15,000	3/12/2013	DUB	—	(117)	(117)
Buy	GBP	34,000	3/12/2013	DUB	166	—	166
Buy	GBP	518,000	3/12/2013	HUS	—	(47,665)	(47,665)
Buy	GBP	55,000	3/12/2013	HUS	—	(5,464)	(5,464)
Buy	GBP	93,000	3/12/2013	JPM	—	(5,909)	(5,909)
Buy	GBP	260,000	3/14/2013	JPM	—	(15,960)	(15,960)
Buy	GBP	117,771	5/13/2013	JPM	654	—	654
Buy	GBP	1,500	3/1/2013	JPM	—	(14)	(14)
Sell	GBP	30,000	3/12/2013	BRC	963	—	963
Sell	GBP	24,000	3/12/2013	CBK	1,665	—	1,665
Sell	GBP	24,000	3/12/2013	FBF	1,930	—	1,930
Sell	GBP	198,500	5/8/2013	GFX	10,759	—	10,759
Sell	GBP	431,000	3/12/2013	DUB	39,409	—	39,409
Sell	GBP	58,001	5/13/2013	JPM	284	—	284
Sell	GBP	58,520	5/13/2013	JPM	—	(261)	(261)
Sell	GBP	5,000	3/19/2013	JPM	422	—	422
Sell	GBP	108,000	3/19/2013	JPM	9,696	—	9,696
Sell	GBP	80,000	3/1/2013	JPM	6,803	—	6,803
Sell	GBP	106,500	4/16/2013	JPM	5,184	—	5,184
Sell	GBP	202,500	4/16/2013	UAG	9,835	—	9,835
Buy	HKD	3,877,473	3/28/2013	UAG	10	—	10
Buy	INR	23,000,000	3/21/2013	HUS	—	(4,494)	(4,494)
Buy	INR	23,000,000	3/21/2013	HUS	5,357	—	5,357
Buy	INR	23,000,000	3/21/2013	HUS	5,883	—	5,883
Buy	INR	3,000,000	3/21/2013	HUS	884	—	884
Buy	INR	4,000,000	3/21/2013	HUS	—	(49)	(49)
Buy	INR	6,000,000	3/21/2013	HUS	865	—	865
Buy	JPY	25,110,000	4/17/2013	BRC	2,384	—	2,384
Buy	JPY	68,200,000	3/8/2013	CBK	—	(42,357)	(42,357)
Buy	JPY	11,775,015	5/13/2013	FBF	1,097	—	1,097
Buy	JPY	19,348,420	4/15/2013	JPM	—	(7,989)	(7,989)
Buy	JPY	32,604,000	4/15/2013	JPM	1,476	—	1,476
Buy	JPY	11,773,629	5/13/2013	JPM	1,082	—	1,082
Sell	JPY	36,512,000	4/17/2013	BRC	16,170	—	16,170
Sell	JPY	36,000,000	3/8/2013	CBK	—	(3,189)	(3,189)
Sell	JPY	34,200,000	3/8/2013	CBK	6,587	—	6,587
Sell	JPY	21,000,000	3/8/2013	CBK	28,442	—	28,442
Sell	JPY	58,000,000	3/8/2013	CBK	11,045	—	11,045
Sell	JPY	58,000,000	3/8/2013	CBK	41,577	—	41,577
Sell	JPY	429,000,000	3/8/2013	CBK	722,014	—	722,014
Sell	JPY	43,295,000	4/17/2013	DUB	18,896	—	18,896
Sell	JPY	8,692,000	4/17/2013	DUB	—	(726)	(726)
Sell	JPY	33,910,000	4/17/2013	DUB	393	—	393
Sell	JPY	32,270,290	4/15/2013	JPM	—	(1,135)	(1,135)
Sell	JPY	19,034,860	4/15/2013	JPM	12,672	—	12,672
Sell	JPY	17,469,310	5/7/2013	JPM	3,059	—	3,059
Sell	JPY	23,727,438	5/13/2013	JPM	—	(4,109)	(4,109)
Buy	KRW	19,211,400	4/24/2013	GST	—	(311)	(311)
Buy	KRW	69,873,300	4/25/2013	JPM	746	—	746
Sell	KRW	84,427,200	4/22/2013	GST	256	—	256
Sell	KRW	69,873,300	4/25/2013	JPM	831	—	831
Sell	KRW	19,218,600	4/24/2013	UAG	305	—	305
Buy	MXN	1,672,931	5/13/2013	JPM	—	(1,434)	(1,434)
Buy	MXN	1,725,619	5/13/2013	JPM	—	(1,479)	(1,479)
Buy	MXN	1,891,381	5/13/2013	JPM	—	(1,621)	(1,621)
Buy	MXN	1,301,121	5/13/2013	JPM	251	—	251
Buy	MXN	1,410,772	5/13/2013	JPM	—	(217)	(217)
Buy	MXN	537,596	4/25/2013	JPM	—	(96)	(96)
Sell	MXN	42,688	4/3/2013	DUB	—	(48)	(48)
Sell	MXN	538,931	4/25/2013	JPM	—	(8)	(8)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	MXN	3,132,500	4/16/2013	UAG	$1,491	$—	$1,491
Buy	MYR	3,299,604	4/15/2013	BCC	—	(8,164)	(8,164)
Buy	MYR	364,397	4/15/2013	GLM	574	—	574
Buy	MYR	195,206	5/6/2013	GST	398	—	398
Buy	MYR	390,413	5/6/2013	GST	796	—	796
Buy	MYR	195,125	3/5/2013	JPM	633	—	633
Buy	MYR	195,125	5/6/2013	JPM	221	—	221
Buy	MYR	195,281	3/5/2013	UAG	683	—	683
Sell	MYR	679,504	4/15/2013	BCC	4,755	—	4,755
Sell	MYR	195,206	5/6/2013	GST	—	(322)	(322)
Sell	MYR	195,125	3/5/2013	JPM	—	(274)	(274)
Sell	MYR	195,281	3/5/2013	UAG	—	(291)	(291)
Buy	NOK	244,500	5/13/2013	JPM	—	(1,571)	(1,571)
Buy	NOK	890,533	5/13/2013	JPM	—	(6,921)	(6,921)
Buy	NOK	756,000	5/13/2013	JPM	—	(4,704)	(4,704)
Buy	NOK	378,000	5/13/2013	JPM	—	(2,938)	(2,938)
Buy	NOK	133,500	5/13/2013	JPM	—	(1,038)	(1,038)
Buy	NOK	756,000	5/13/2013	JPM	—	(5,876)	(5,876)
Buy	NOK	547,000	5/13/2013	JPM	—	(3,470)	(3,470)
Buy	NOK	521,000	5/13/2013	JPM	—	(3,305)	(3,305)
Buy	NOK	521,000	5/13/2013	JPM	—	(1,695)	(1,695)
Buy	NOK	185,000	5/13/2013	JPM	—	(515)	(515)
Buy	NOK	434,500	5/13/2013	JPM	—	(697)	(697)
Sell	NOK	2,273,086	3/14/2013	JPM	14,557	—	14,557
Sell	NOK	400,000	4/16/2013	JPM	3,000	—	3,000
Sell	NOK	400,000	4/16/2013	UAG	3,081	—	3,081
Buy	NZD	260,000	4/15/2013	JPM	—	(3,740)	(3,740)
Buy	NZD	79,500	5/13/2013	JPM	—	(107)	(107)
Sell	NZD	2,140,000	3/13/2013	CBK	15,155	—	15,155
Sell	NZD	115,000	3/13/2013	CBK	1,007	—	1,007
Sell	NZD	287,000	3/13/2013	CBK	695	—	695
Sell	NZD	582,000	3/13/2013	JPM	6,182	—	6,182
Sell	NZD	711,480	4/15/2013	JPM	9,654	—	9,654
Sell	NZD	260,000	4/15/2013	JPM	2,440	—	2,440
Sell	NZD	219,500	5/13/2013	JPM	5,242	—	5,242
Sell	NZD	156,000	5/13/2013	JPM	3,246	—	3,246
Sell	NZD	161,500	5/13/2013	JPM	2,141	—	2,141
Buy	PLN	480,070	4/15/2013	JPM	—	(709)	(709)
Sell	PLN	958,295	4/15/2013	GST	239	-	239
Sell	PLN	958,295	4/15/2013	UAG	239	—	239
Buy	RUB	15,800,000	5/16/2013	JPM	951	—	951
Buy	RUB	1,600,000	5/16/2013	JPM	—	(811)	(811)
Buy	RUB	2,700,000	5/16/2013	JPM	—	(493)	(493)
Buy	RUB	4,044,868	3/21/2013	JPM	—	(1,968)	(1,968)
Sell	RUB	4,044,868	3/21/2013	JPM	830	—	830
Buy	SEK	1,016,340	5/13/2013	JPM	—	(3,893)	(3,893)
Buy	SEK	528,916	3/1/2013	JPM	—	(718)	(718)
Sell	SEK	398,448	5/2/2013	FBF	971	—	971
Sell	SEK	278,390	5/13/2013	JPM	1,068	—	1,068
Sell	SEK	1,016,340	5/13/2013	JPM	3,189	—	3,189
Sell	SEK	860,230	5/13/2013	JPM	3,236	—	3,236
Sell	SEK	430,304	5/13/2013	JPM	2,175	—	2,175
Sell	SEK	151,978	5/13/2013	JPM	767	—	767
Sell	SEK	862,067	5/13/2013	JPM	4,124	—	4,124
Sell	SEK	847,000	5/13/2013	JPM	4,998	—	4,998
Sell	SEK	1,910,319	5/13/2013	JPM	8,066	—	8,066
Sell	SEK	2,033,155	5/13/2013	JPM	8,585	—	8,585
Sell	SEK	620,757	5/13/2013	JPM	2,664	—	2,664
Sell	SEK	589,975	5/13/2013	JPM	2,734	—	2,734
Sell	SEK	588,980	5/13/2013	JPM	1,277	—	1,277
Sell	SEK	208,610	5/13/2013	JPM	448	—	448
Sell	SEK	490,142	5/13/2013	JPM	511	—	511
Sell	SEK	692,461	5/13/2013	JPM	3,093	—	3,093

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	SEK	1,510,824	5/13/2013	JPM	$6,749	$—	$6,749
Sell	SEK	775,908	5/13/2013	JPM	210	—	210
Sell	SEK	398,274	5/2/2013	JPM	998	—	998
Sell	SEK	520,031	3/1/2013	JPM	2,092	—	2,092
Buy	SGD	213,373	4/15/2013	CBK	—	(2,489)	(2,489)
Sell	SGD	212,379	4/15/2013	CBK	—	(30)	(30)
Sell	THB	2,263,679	4/22/2013	JPM	—	(363)	(363)
Buy	TWD	5,055,490	4/15/2013	BCC	—	(4,803)	(4,803)
Buy	TWD	2,302,560	4/22/2013	FBF	—	(359)	(359)
Buy	TWD	2,233,290	4/22/2013	UAG	—	(195)	(195)
Sell	TWD	4,984,975	4/15/2013	DUB	5,217	—	5,217
Buy	ZAR	1,644,621	5/13/2013	JPM	—	(5,138)	(5,138)
Buy	ZAR	676,850	5/13/2013	JPM	—	(2,115)	(2,115)
Sell	ZAR	591,930	5/13/2013	JPM	480	—	480

					$1,861,542	$(478,497)	$1,383,045

Glossary:

Counterparty Abbreviations:

BCC	Barclays Capital	FBF	Credit Suisse International	HUS	HSBC Bank USA
BRC	Barclays Bank PLC	GFX	Credit Suisse London Bank	JPM	JPMorgan Chase Bank, N.A.
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley Capital Services, Inc.
CBK	Citibank, N.A.	GST	Goldman Sachs International	UAG	UBS AG
DUB	Deutsche Bank AG			UBS	UBS AG London

Currency Abbreviations:

AUD	Australian Dollar	IDR	Indonesia Rupiah	PLN	Polish Zolty
BRL	Brazilian Real	INR	Indian Rupee	RUB	New Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	RON	New Romanian Leu
CHF	Swiss Franc	KRW	South Korean Won	SEK	Swedish Krona
CLP	Chilean Peco	MXN	Mexican Peso	SGD	Singapore Dollar
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	TRY	Turkish New Lira
EUR	Euro	NOK	Norwegian Krone	TWD	Taiwanese Dollar
GBP	British Pound	NZD	New Zealand Dollar	USD	United States Dollar
HKD	Hong Kong Dollar	PHP	Philippine Peso	ZAR	South African Rand

Index Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	iTraxx	Markit iTraxx Europe

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over-the-Counter
OMX	Stock Exchange in Nordic and Baltic Europe

Other Abbreviations:

3M	3-Month	EURIBOR	Euro Interbank Offered Rate
BBSW	Bank-Bill Swap Reference Rate	IRS	Interest Rate Swap
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offer Rate
		PJSC	Private Joint Stock Company

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

February 28, 2013 (Unaudited) (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$98,754
Repurchase agreements, at fair value B	11,800
Purchased options and swaptions outstanding D	89
Foreign currency, at fair value C	874
Cash	1
Deposit with brokers for futures contracts	693
Swap premiums paid	522
Receivable for investments sold	9,218
Dividends and interest receivable	694
Swap Income receivable	22
Receivable for fund shares sold	1,758
Receivable for tax reclaims	21
Receivable for expense reimbursement (Note 2)	11
Unrealized appreciation from swap agreements	281
Receivable for variation margin from open futures contracts	15
Unrealized appreciation from foreign currency contracts	1,862
Prepaid expenses	23

Total assets	126,638

Liabilities:
Payable for investments purchased	11,131
Swap premiums received	198
Swap income payable	41
Written options outstanding	78
Payable for variation margin from open futures contracts	9
Payable for fund shares redeemed	33
Management and investment advisory fees payable	94
Administrative service and service fees payable	52
Professional fees payable	27
Unrealized depreciation of swap agreements	386
Unrealized depreciation from foreign currency contracts	479
Other liabilities	1

Total liabilities	12,529

Net assets	$114,109

Analysis of Net Assets:
Paid-in-capital	110,720
Undistributed net investment income	(708)
Accumulated net realized loss	931
Unrealized appreciation of investments, foreign currency contracts, futures contracts, swap agreements, option contracts, and swaption contracts	3,166

Net assets	$114,109

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,266,685

Y Class	1,868,463

Investor Class	4,710,075

A Class	2,066,818

C Class	842,930

Net asset value, offering and redemption price per share:
Institutional Class (Net assets $13,469,067)	$10.63

Y Class (Net assets $19,875,052)	$10.64

Investor Class (Net assets $50,020,426)	$10.62

A Class (Net assets $21,865,414)	$10.58

A Class (offering price)	$11.08

C Class (Net assets $8,879,042)	$10.53

A Cost of investments in unaffiliated securities	$108,651
B Cost of repurchase agreements	$11,800
C Cost of foreign currency	$883
D Cost of purchased options outstanding	$168

See accompanying notes

23

American Beacon Flexible Bond FundSM

Statement of Operations

For the Six Months ended February 28, 2013 (Unaudited) (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$1
Interest income	891

Total investment income	892

Expenses:
Management and investment advisory fees (Note 2)	234
Administrative service fees (Note 2):
Institutional Class	15
Y Class	23
Investor Class	47
A Class	29
C Class	14
Transfer agent fees:
Institutional Class	1
Investor Class	3
A Class	1
C Class	1
Custody and fund accounting fees	7
Professional fees	43
Registration fees and expenses	35
Service fees (Note 2):
Y Class	8
Investor Class	56
A Class	11
C Class	5
Distribution fees (Note 2):
A Class	18
C Class	35
Prospectus and shareholder report expenses	14
Trustee fees	3
Other expenses	8

Total expenses	611

Net fees waived and expenses reimbursed (Note 2)	(119)

Net expenses	492

Net investment income	400

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	694
Foreign currency transactions	(964)
Futures contracts, swap agreements, option contracts, and swaption contracts	511
Change in net unrealized appreciation or (depreciation) of:
Investments	290
Foreign currency transactions	1,867
Futures contracts, swap agreements, option contracts, and swaption contracts	(302)

Net gain on investments	2,096

Net increase in net assets resulting from operations	$2,496

A Foreign taxes	$5

See accompanying notes

24

American Beacon Flexible Bond FundSM

Statement of Changes of Net Assets (in thousands)

	Six Months Ended February 28, 2013	Year Ended August 31, 2012
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$400	$447
Net realized gain from investments, futures contracts, foreign currency transactions, swap agreements, option contracts, and swaption contracts	241	1,809
Change in net unrealized appreciation from investments, futures contracts, foreign currency transactions, swap agreements, option contracts, and swaption contracts	1,855	1,162

Net increase in net assets resulting from operations	2,496	3,418

Distributions to Shareholders:
Net investment income:
Institutional Class	(116)	(447)
Y Class	(145)	(165)
Investor Class	(273)	(235)
A Class	(137)	(117)
C Class	(77)	(36)
Net realized gain on investments:
Institutional Class	(91)	—
Y Class	(196)	—
Investor Class	(411)	—
A Class	(210)	—
C Class	(93)	—

Net distributions to shareholders	(1,749)	(1,000)

Capital Share Transactions:
Proceeds from sales of shares	70,690	58,762
Reinvestment of dividends and distributions	1,493	890
Cost of shares redeemed	(22,321)	(29,540)

Net increase in net assets from capital share transactions	49,862	30,112

Net increase in net assets	50,609	32,530

Net Assets:
Beginning of period	63,500	30,970

End of Period *	$114,109	$63,500

*Includes undistributed net investment income of	$(708)	$579

See accompanying notes

25

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Flexible Bond Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees for the six months ended February 28, 2013 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.60%	$234	$214	$20

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Fund and 0.40% of the average daily net assets of the A and C Classes of the Fund.

26

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Distribution Plans

The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the six months ended February 28, 2013, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. For the six months ended February 28, 2013, the Manager reimbursed expenses as follows:

Class	Expense Cap	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.90%	$19,979	2016
Y	0.99%	22,261	2016
Investor	1.27%	44,500	2016
A	1.39%	21,318	2016
C	2.14%	10,613	2016

Of these amounts, $11,072 is receivable from the Manager, as of February 28, 2013. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager is $146,216 and $274,377 expiring in 2014 and 2015 respectively. The Fund has not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

27

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the six months ended February 28, 2013, Foreside collected $9,851 from the sale of A Class Shares.

A contingent deferred sales charge (“CDSC”) of 0.50% will be deducted with respect to Class A Shares on certain purchases of $250,000 or more that are redeemed in whole or part within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the six months ended February 28, 2013 there were no CDSC fees collected for the Fund.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the six months ended February 28, 2013, CDSC fees of $738 were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign

28

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the
Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using

29

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the net asset values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for transfers between levels of the Fund’s assets and liabilities. During the six months ended February 28, 2013, there were no transfers between levels for the Fund. As of February 28, 2013, the investments were classified as described below: (in thousands)

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Domestic Convertible Obligations	$—	$1,993	$—	$1,993
Domestic Obligations	—	25,957	—	25,957
Foreign Convertible Obligations	—	1,655	—	1,655
Foreign Obligations	—	23,821	—	23,821
Asset-Backed Securities	—	1,694	—	1,694
Commercial Mortgage Obligations	—	5,966	—	5,966
U.S. Agency Mortgage-Backed Obligations	—	24	—	24
U.S. Treasury Obligations	—	20,691	—	20,691
Short Term Investments – Money Markets	10,398	—	—	10,398
Short Term Investments – Repurchase Agreements	—	11,800	—	11,800
Short Term Investments – Certificates of Deposit	—	499	—	499
Short Term Investments – U.S. Treasury Bills	—	6,055	—	6,055

Total Investments in Securities	$10,398	$100,156	$—	$110,554

Financial derivative instruments-assets*	Level 1	Level 2	Level 3	Total
Purchased options outstanding	$—	$89	$—	$89
Futures contracts	15	—	—	15
Swap agreements	—	564	—	564
Forward currency contracts	—	1,862	—	1,862

	$15	$2,515	$—	$2,530

Financial derivative instruments-liabilities*	Level 1	Level 2	Level 3	Total
Written options outstanding	$—	$(78)	$—	$(78)
Futures contracts	(9)	—	—	(9)
Swap agreements	—	(345)	—	(345)
Forward currency contracts	—	(479)	—	(479)

	$(9)	$(902)	$—	$(911)

*	Financial derivative instruments may include swaps agreements, open futures, purchased options and swaption contracts, written options and swaption contracts, and foreign currency contracts.

30

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expense and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the six months ended February 28, 2013, the Fund did not have commission recapture income.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

31

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Repurchase Agreements

Under the terms of a repurchase agreement, securities are acquired by the Fund from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by government securities. All collateral is valued at cost, which approximates market value and is held at the custodian bank. The collateral is monitored daily by the investment advisor from reports provided by the custody bank to make the determination that the collateral’s market value exceeds the carrying value of the repurchase agreement plus accrued interest.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the six months ended February 28, 2013 are disclosed in the Notes to the Schedule of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in

32

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

5. Financial Derivative Instruments

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss

33

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Manager pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash

34

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements

35

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

outstanding as of February 28, 2013 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

Over-the Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or the Manager using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

36

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1)(3):

Fair values of financial instruments on the Statement of Assets and Liabilities as of February 28, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Receivable for variation margin from open futures contracts(2)	$—	$15	$—	$—	$15
Unrealized appreciation from forward currency contracts	—	1,862	—	—	1,862
Purchased options and swaptions outstanding	—	72	2	15	89
Unrealized appreciation from swap agreements	18	—	263	—	281

	$18	$1,949	$265	$15	$2,247

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Liabilities:
Payable for variation margin from open futures contracts(2)	$—	$(9)	$—	$—	$(9)
Unrealized depreciation from forward currency translations	—	(479)	—	—	(479)
Written options and swaptions outstanding	—	(27)	(14)	(37)	(78)
Unrealized depreciation from swap agreements	(141)	—	(245)	—	(386)

	$(141)	$(515)	$(259)	$(37)	$(952)

The effect of financial derivative instruments on the Statement of Operations for the period ended February 28, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized gain (loss) of derivatives recognized as a result from operations:
Net realized gain (loss) from foreign currency transactions	$—	$(870)	$—	$(870)
Net realized gain (loss) from futures contracts, swap agreements, option contracts, and swaption contracts	(67)	(98)	676	511

	$(67)	$(968)	$676	$(359)

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) of futures contracts, swap agreements, option contracts, and swaption contracts	$(61)	$8	$(249)	$(302)
Change in net unrealized appreciation or (depreciation) of foreign currency transactions	—	1,867	—	1,867

	$(61)	$1,875	$(249)	$1,565

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes only current day’s variation margin as reported within the Statement of Assets and Liabilities. Cumulative appreciation or (depreciation) of futures contracts is reported in the Notes to the Schedule of Investments.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party of a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

37

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

38

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax periods ended August 31, 2011 and 2012 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

39

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid was as follows (in thousands):

	Six months ended February 28, 2013	Period ended August 31, 2012
	(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$207	$447
Y Class	341	165
Investor Class	684	235
A Class	347	117
C Class	170	36

Total distributions paid	$1,749	$1,000

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of February 28, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes**	$109,183
Unrealized appreciation	4,871
Unrealized depreciation	(3,191)

Net unrealized appreciation or (depreciation)	1,680

Undistributed ordinary income	1,398
Accumulated long-term gain(loss)	129
Other temporary differences	182

Distributable earnings or (deficit)	$3,389

**	Includes fair value of swap agreements.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gain (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income and expenses and realized gains(losses) under U.S. GAAP and federal tax regulation, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency and income from publicly traded partnerships that have been reclassified as of February 28, 2013 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	(939)
Accumulated net realized gain(loss)	939
Unrealized appreciation(depreciation) of investments, futures contracts, option and swaption contracts and foreign currency translations	—

40

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

As of February 28, 2013, the Fund did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the six months ended February 28, 2013 were (in thousands)

	Purchases	Sales
Securities	$60,186	$27,691
U.S. Treasury Obligations	16,603	10,322

9. Option Contracts Written

The premium amount and number of option contracts written during the six months ended February 28, 2013 were as follows (dollars in thousands):

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at August 31, 2012	3,400	$(3,892)	$(149)
Options written	35,019	(37,593)	(231)
Options expired	(920)	979	29
Options exercised	—	—	—
Options closed	(10,000)	10,170	193

Outstanding at February 28, 2013	27,499	$(30,366)	$(158)

41

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Six Months ended February 28, 2013

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	947	$10,064	1,115	$11,842	3,055	$32,398
Reinvestment of dividends	20	206	30	313	57	598
Shares redeemed	(950)	(10,080)	(526)	(5,576)	(424)	(4,497)

Net increase in shares outstanding	17	$190	619	$6,579	2,688	$28,499

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	1,223	$12,926	328	$3,460
Reinvestment of dividends	25	267	11	109
Shares redeemed	(172)	(1,814)	(34)	(354)

Net increase in shares outstanding	1,076	$11,379	305	$3,215

For the year ended August 31, 2012

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	388	$3,968	1,534	$15,687	2,128	$21,828
Reinvestment of dividends	44	447	12	124	20	206
Shares redeemed	(1,978)	(20,515)	(311)	(3,213)	(154)	(1,592)

Net increase (decrease) in shares outstanding	(1,546)	$(16,100)	1,235	$12,598	1,994	$20,442

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	1,173	$12,006	512	$5,273
Reinvestment of dividends	8	87	2	26
Shares redeemed	(396)	(4,072)	(14)	(148)

Net increase in shares outstanding	785	$8,021	500	$5,151

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43

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period) (Unaudited)

	Institutional Class					Y Class
	Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	July 5 to Aug. 31, 2011		Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	July 5 to Aug. 31, 2011
	(unaudited)					(unaudited)
Net asset value, beginning of period	$10.48		$10.05	$10.00		$10.51		$10.05	$10.00

Income from investment operations:
Net investment income	0.09		0.02	0.02		0.10		0.10	0.02
Net gains from investments (both realized and unrealized)	0.31		0.59	0.05		0.28		0.53	0.05

Total income from investment operations	0.40		0.61	0.07		0.38		0.63	0.07

Less distributions:
Dividends from net investment income	(0.11)		(0.18)	(0.02)		(0.11)		(0.17)	(0.02)
Distributions from net realized gains on securities	(0.14)		—	—		(0.14)		—	—
Return of capital	—		—	0.00	A	—		—	—

Total distributions	(0.25)		(0.18)	(0.02)		(0.25)		(0.17)	(0.02)

Net asset value, end of period	$10.63		$10.48	$10.05		$10.64		$10.51	$10.05

Total return B,F	3.74	%C	6.34%	0.70%		3.72	%C	6.20%	0.69%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$13,469		$13,095	$28,105		$19,875		$13,132	$144
Ratios to average net assets:
Expenses, before reimbursements	1.32	%D	1.42%	3.58	%D	1.28	%D	1.49%	18.27	%D
Expenses, net of reimbursements	0.90	%D	0.90%	—	%D	0.99	%D	0.99%	—	%D
Net investment income (loss), before reimbursements	1.48	%D	0.44%	(2.37	)%D	0.91	%D	0.54%	(17.04	)%D
Net investment income (loss), net of reimbursements	1.90	%D	0.96%	1.20	%D	1.20	%D	1.04%	1.23	%D
Portfolio turnover rate	38	%C	88%	44	%E	38	%C	88%	44	%E

A	Amount represents less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 5, 2011, the inception date, through August 31, 2011.
F

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

44

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	July 5 to Aug. 31, 2011		Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	July 5 to Aug. 31, 2011		Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	July 5 to Aug. 31, 2011
(unaudited)					(unaudited)					(unaudited)
$10.51		$10.07	$10.00		$10.49		$10.06	$10.00		$10.49		$10.09	$10.00

0.13		0.09	0.02		0.13		0.07	0.02		0.08		0.04	0.02
0.23		0.52	0.07		0.23		0.51	0.06		0.24		0.48	0.09

0.36		0.61	0.09		0.36		0.58	0.08		0.32		0.52	0.11

(0.11)		(0.17)	(0.02)		(0.13)		(0.15)	(0.02)		(0.14)		(0.12)	(0.02)
(0.14)		—	—		(0.14)		—	—		(0.14)		—	—
—		—	—		—		—	—		—		—	—

(0.25)		(0.17)	(0.02)		(0.27)		(0.15)	(0.02)		(0.28)		(0.12)	(0.02)

$10.62		$10.51	$10.07		$10.58		$10.49	$10.06		$10.53		$10.49	$10.09

3.56	%C	5.99%	0.90%		3.50	%C	5.70%	0.80%		3.13	%C	5.15%	1.11%

$50,021		$21,245	$277		$21,865		$10,387	$2,064		$8,879		$5,641	$380

1.54	%D	1.76%	8.22	%D	1.67	%D	1.93%	4.49	%D	2.44	%D	2.74%	9.66	%D
1.26	%D	1.27%	—	%D	1.38	%D	1.39%	—	%D	2.13	%D	2.14%	—	%D
0.67	%D	0.30%	(6.93	)%D	0.57	%D	0.05%	(3.25	)%D	(0.18	)%D	(0.73)%	(8.48	)%D
0.95	%D	0.79%	1.29	%D	0.86	%D	0.59%	1.24	%D	0.13	%D	(0.13)%	1.18	%D
38	%C	88%	44	%E	38	%C	88%	44	%E	38	%C	88%	44	%E

45

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If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling
202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling
1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling

1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and	Boston Financial Data	PUBLIC ACCOUNTING	Foreside Fund Services,
Trust	Services	FIRM	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.

SAR 2/13

American Beacon®
FUNDS

2013 SEMI-ANNUAL REPORT

FEBRUARY 28, 2013

THE LONDON COMPANY INCOME EQUITY FUND

ZEBRA GLOBAL EQUITY FUND

ZEBRA SMALL CAP EQUITY FUND

SIM HIGH YIELD OPPORTUNITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Zebra Global Equity and Zebra Small Cap Equity Funds

Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. At times, certain securities may have limited marketability and may be difficult to sell. The Fund may invest in future contracts which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards.

The London Company Income Equity Fund

The Fund’s primary risks include focused holdings risk, interest rate risk, small and medium capitalization risk, foreign exposure risk, future contracts risk, dividend risk and credit risk. These risks may expose the Fund’s investments to greater price fluctuations than the market as a whole. Because the Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds. Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The Fund may invest in future contracts which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Credit risk is the risk that the decline in an issuer’s credit rating may have an adverse impact on the value of that security.

SiM High Yield Opportunities Fund

The Fund typically invests in a diversified portfolio of domestic and foreign high-yield, high-risk fixed income securities that are generally rated below investment-grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch ratings and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment-grade by the investment sub-advisor. These types of securities are commonly referred to as “high yield” or “junk” bonds. Investing in such securities involves additional risks when compared to investing in investment-grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The principal risks of the Fund include also those derived from the investment in: foreign securities, emerging market securities, derivative securities including options and futures contracts (including options and futures contracts on stock indexes and currencies), forward contracts (including currency forward contracts), swap agreements and structured notes, Rule 144A securities, bank loans and senior loans and to a lesser extent equity securities including those of small and mid-capitalization companies.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	February 28, 2013

Dear Shareholders,

In an era in which the yield on the benchmark 10-year Treasury bond struggles to keep pace with inflation, many investors have turned to assets with the potential for higher returns, including high-yield bonds and equities from such areas as the small-cap sector. One key for making best use of these types of investments is to have a steady, experienced hand at the tiller.

American Beacon is proud to have several funds that venture into this potentially higher risk territory but also have proven, disciplined managers at the helm. Gary Pokrzywinski, portfolio manager for the American Beacon SiM High Yield Opportunities Fund, has been working in the high-yield space for more than 20 years. Roger Ibbotson, the founder and chief investment officer for Zebra Capital and portfolio manager for the American Beacon Zebra Funds, founded his first investment firm 35 years ago. And although it’s a relatively new sub-advisor for American Beacon, the London Company of Virginia was founded by Stephen Goddard, who has more than a quarter century of experience in the investing business. That’s the kind of experience investors can expect from most American Beacon Funds, and we believe it pays off in the long-term results.

For the six-month period ended February 28, 2013:

•	The American Beacon The London Company Income Equity Fund (Institutional Class) returned 8.20%.

•	The American Beacon Zebra Global Equity Fund (Institutional Class) returned 10.01%.

•	The American Beacon Zebra Small Cap Equity Fund (Institutional Class) returned 14.22%.

•	The American Beacon SiM High Yield Opportunities Fund (Institutional Class) returned 10.76%.

Thank you for your continued investment in the American Beacon Funds. For additional information about our Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

American Beacon The London Company Income Equity FundSM

Performance Overview

February 28, 2013 (Unaudited)

The Investor Class of The London Company Income Equity Fund (the “Fund”) returned 8.05% for the six months ended February 28, 2013. The Fund underperformed the Russell 1000 Value® Index (the “Index”) return of 13.15% and the Lipper Equity Income Funds Index return of 9.63% for the same period.

Total Returns for the Period ended 2/28/13:

	6 Months*	Since Inception (5/29/2012)
Institutional Class (1,2,4)	8.20%	13.94%
Y Class (1,2,4)	8.20%	13.94%
Investor Class (1,2,4)	8.05%	13.68%
A Class with sales charge (1,2,4)	1.71%	7.02%
A Class without sales charge (1,2,4)	7.92%	13.54%
C Class with sales charge (1,2,4)	6.44%	11.83%
C Class without sales charge (1,2,4)	7.44%	12.83%
Russell 1000 Value Index (3)	13.15%	20.75%
Lipper Equity Income Funds Index (3)	9.63%	16.29%

*	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.25%, 1.35%, 1.63%, 1.75%, and 2.50%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s underperformance relative to the Index was driven primarily by poor sector allocations as stock selection only slightly detracted from relative returns. During the six-month period, returns were positive across all but one sector for both the Fund and the Index. Over half of the sectors for both also generated double-digit returns.

An overweight allocation to Consumer Staple and Information Technology companies in conjunction with an underweight allocation to Financial companies detracted from the Fund’s return relative to the Index. Given the Fund’s portfolio construction approach and high conviction weightings across securities, the Fund’s over or underweight positioning relative to the economic sectors is expected to have less of an impact on relative returns over longer periods.

The Fund’s stock selection within many of the sectors also had a minor negative impact. Poor stock selection in the Financials sector proved to be the most significant as holdings in the Fund gained 12.6% while the Index positions were up 17.6%.

Within the Financials sector, the Fund was negatively impacted through a combination of what it did and did not hold. The Fund did not hold strong performers such as JPMorgan Chase (up 33.6%), Citigroup (up 41.3%), and Bank of America (up 41.0%), while Hatteras Financial, a Fund holding, declined 2.8%. BlackRock (up 37.0%), Federated Investors (up 19.9%), and Cincinnati Financial (up 18.8%) were the strongest contributors within the Financial holdings.

The sub-advisor’s investment process continues to focus on downside protection, current income, and capital appreciation.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

February 28, 2013 (Unaudited)

Top 10 Holdings (% Net Assets)
Albemarle Corp.		4.1
Dominion Resources, Inc.		3.9
Wells Fargo & Co.		3.7
NewMarket Corp.		3.7
Pfizer, Inc.		3.5
Verizon Communications, Inc.		3.4
Bristol-Myers Squibb Co.		3.4
Federated Investors, Inc.		3.3
Cincinnati Financial Corp.		3.3
BlackRock, Inc.		3.2

Total Fund Holdings	36

Sector Weightings (% Equities)
Financials	22.3
Consumer Staples	16.6
Information Technology	12.1
Materials	11.0
Utilities	10.1
Health Care	8.8
Energy	6.3
Consumer Discretionary	5.9
Telecommunication Services	3.7
Industrials	3.2

3

American Beacon Zebra Global Equity FundSM

Performance Overview

February 28, 2013 (Unaudited)

The Investor Class of the American Beacon Zebra Global Equity Fund (the “Fund”) returned 9.85% for the six months ended February 28, 2013 outperforming the Russell 1000/MSCI World Linked Index return of 8.11% (the “Index”). Effective December 31, 2012, the Fund’s mandate changed from domestic equity with the Russell 1000® Index as its benchmark to a global equity fund with the MSCI World® Index as its benchmark.

Total Returns for the Period ended 2/28/13:

	6 Months*	1 Year	Since Inception (6/1/2010)
Institutional Class (1,3,5)	10.01%	11.79%	13.95%
Y Class (1,3,5)	9.94%	11.61%	13.88%
Investor Class (1,3,5)	9.85%	11.34%	13.54%
Retirement Class closed to new investors (1,3,5)	9.00%	10.93%	13.17%
A Class with sales charge (1,3,5)	3.49%	4.89%	11.01%
A Class without sales charge (1,3,5)	9.78%	11.28%	13.43%
C Class with sales charge (1,2,3,5)	8.38%	9.44%	12.66%
C Class without sales charge (1,2,3,5)	9.38%	10.44%	12.66%
MSCI World Index (4)	10.85%	10.69%	12.40%
Lipper Global Multi- Cap Value Funds Index (4)	13.20%	9.97%	12.35%
Russell 1000/MSCI World Linked Index (4)	8.11%	11.95%	14.69%
Russell 1000 Index (4)	9.72%	13.62%	16.08%

*	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance for the since inception period represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	Prior to December 31, 2012, the Fund’s primary benchmark was the Russell 1000 Index, an index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund changed its primary benchmark to the MSCI World Index, because the Fund changed its name and investment strategy. The Russell 1000/MSCI World Linked Index represents returns of the Russell 1000 Index up to December 31, 2012, and the MSCI World Index thereafter. The MSCI World Index is designed to measure the equity market performance of large- and mid-capitalization companies across 24 developed markets countries. The Lipper Global Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Multi-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A, and C Class shares was 1.87%, 1.94%, 2.28%, 9.31%, 2.43%, and 3.21%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the four months ended December 31, 2012, the Fund returned 3.87% before expenses outperforming the Russell 1000 Index return of 2.70%. The Fund outperformed the Russell 1000 Index as both sector allocation and stock selection added value relative to the benchmark. An underweight in Information Technology, the worst performing sector in the Russell 1000 Index, contributed over 75 basis points (0.75%) to performance relative to the Russell 1000 Index through sector allocation. An overweight in Financials, the best performing sector in the Russell 1000 Index, added approximately 55 basis points (0.55%) to relative performance.

From a stock selection standpoint, the Fund’s holdings in the Materials and Information Technology sectors added the most relative value. Companies in the Materials sector that had the greatest impact on performance were Southern Copper (up 25.8%) and PPG Industries (up 24.3%). Not owning DuPont De Nemours which was down 8.7% in the Russell 1000 Index also contributed to relative performance. In the Information Technology sector, not owning Apple, which was down 19.6% in the Russell 1000 Index, contributed to the Fund’s relative performance. The

4

American Beacon Zebra Global Equity FundSM

Performance Overview

February 28, 2013 (Unaudited)

aforementioned good performance was somewhat offset by poor stock selection in the Financials sector which detracted approximately 45 basis points (0.45%) from performance. In the Financials sector, not owning Bank of America, Citigroup and JP Morgan Chase which were up 45.6%, 33.2% and 19.3%, respectively, in the Russell 1000 Index detracted relative value.

For the two months ended February 28, 2013, the Fund returned 6.67% before expenses outperforming the MSCI World Index return of 5.11%. The Fund outperformed the MSCI World Index as security selection within the Information Technology and Financials sectors added value relative to the benchmark. From a country perspective, the Fund’s U.S., Italy and Japan based companies were the largest contributors to returns.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with good risk-adjusted returns over time. Even though the strategy does not explicitly seek out low-beta stocks, a by-product of the investment process is often a realized beta of less than 1. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% lower return when the Index increases and a 10% better return when the Index decreases.

For the six month period, the beta of the Fund versus the indices was 0.94. In turn, the Fund exhibited good downside capture characteristics. As an illustration, in the six months ending February, 28, 2013, looking at both the Russell 1000 Index (September - December) and MSCI World Index (January - February), together they were down on 55 days. The Fund outperformed the indices on 34 of those days (62% of the time). Consequently much of the excess performance during the period was driven by this reduced downside capture. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top 10 Holdings (% Net Assets)
iShares MSCI ACWI Index Fund		2.9
Pfizer, Inc.		1.7
Nestle S.A. Reg		1.7
HSBC Holdings PLC		1.5
Royal Dutch Shell PLC		1.5
BHP Billiton Ltd.		1.5
Exxon Mobil Corp.		1.4
Australia & New Zealand Banking Group Ltd.		1.1
Wal-Mart Stores, Inc.		1.0
Chevron Corp.		1.0

Total Fund Holdings	209

Sector Weightings (% Equities)
Financials		16.7
Energy		11.5
Consumer Staples		11.1
Consumer Discretionary		10.9
Industrials		10.6
Information Technology		10.6
Health Care		10.3
Materials		8.3
Utilities		3.8
Commingled Fund		3.1
Telecommunication Services		3.1

Top 10 Country Weightings (% Equities)
United States		54.4
United Kingdom		9.5
Japan		8.7
Switzerland		4.5
Australia		4.1
France		3.7
Canada		3.5
Germany		2.7
Hong Kong		1.5
Sweden		1.5

5

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

February 28, 2013 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 13.95% for the six-month period ended February 28, 2013, outperforming the Russell 2000® Index (the “Index”) return of 13.02% and the Lipper Small-Cap Core Funds Index return of 13.72% for the same period.

Total Returns for the Period ended 2/28/13:

	6 Months*	1 Year	Since Inception (6/1/2010)
Institutional Class (1,3,5)	14.22%	12.95%	15.22%
Y Class (1,3,5)	14.05%	12.78%	15.07%
Investor Class (1,3,5)	13.95%	12.50%	14.74%
Retirement Class (closed to new investors) (1,3,5)	13.69%	12.07%	14.34%
A Class with sales charge (1,3,5)	7.32%	5.96%	12.21%
A Class without sales charge (1,3,5)	13.87%	12.42%	14.66%
C Class with sales charge (1,2,3,5)	12.38%	10.48%	13.83%
C Class without sales charge (1,2,3,5)	13.38%	11.48%	13.83%
Lipper Small-Cap Core Funds Index (4)	13.72%	13.06%	15.21%
Russell 2000 Index (4)	13.02%	14.02%	15.21%

*	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance for the since inception period represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A, and C Class shares was 3.22%, 3.43%, 3.64%, 22.27%, 3.75%, and 4.52%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index. From a stock selection standpoint, holdings in the Consumer Discretionary and Energy sectors contributed most to excess performance. In the Consumer Discretionary sector, LIN TV (up 181.9%), Sauer Danfoss (up 44.1%) and Ameristar Casinos (up 56.3%) had the largest impact on relative performance. Delek US Holdings (up 44.1%), Alon USA Energy (up 43.4%) and Calumet Specialty Products (up 39.8%) were the largest contributors in the Energy sector. The aforementioned good performance was slightly offset by poor stock selection in the Health Care and Information Technology sectors. In the Health Care sector, PDL Biopharma (up 1.0%) and Gentiva Health Services (down 3.8%) negatively impacted performance. Net 1 UEPS Technologies (down 40.2%) and Multi Fineline Electronix (down 37.5%) detracted from relative returns in the Information Technology sector.

The Fund’s significant underweights in Health Care and Information Technology, two of the poorer performing sectors in the Index, contributed to performance through sector allocation. An overweight in the Industrials sector also added to the Fund’s relative returns.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with good risk-adjusted returns over time. Even though the strategy does not explicitly seek out low-beta

6

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

February 28, 2013 (Unaudited)

stocks, a by-product of the investment process is often a realized beta of less than 1. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% lower return when the Index increases and a 10% better return when the Index decreases.

For the six month period, the beta of the Fund versus the Index was 0.95. In turn, the Fund exhibited good downside capture characteristics. As an illustration, in the six months ending February 28, 2013, the Index was down on 56 days. The Fund outperformed the Index on 35 of those days (63% of the time). Consequently, much of the excess performance generated by the Fund during the period was driven by this reduced downside capture. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top 10 Holdings (% Net Assets)
Delek US Holdings, Inc.		1.6
Och-Ziff Capital Management Group LLC		1.5
KKR Financial Holdings LLC		1.2
Gererac Holdings, Inc.		1.0
PDL BioPharma, Inc.		0.9
CTC Media, Inc.		0.9
Textainer Group Holdings Ltd.		0.8
Moog, Inc.		0.8
Sauer-Danfoss, Inc.		0.8
Nelnet, Inc.		0.8

Total Fund Holdings	465

Sector Weightings (% Equities)
Financials	29.5
Industrials	21.1
Consumer Discretionary	14.1
Information Technology	11.1
Energy	7.2
Consumer Staples	5.3
Health Care	5.2
Materials	4.6
Utilities	1.0
Telecommunication Services	0.9

7

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

February 28, 2013 (Unaudited)

The Investor Class of the SiM High Yield Opportunities Fund (the “Fund”) returned 10.51% for the six months ended February 28, 2013. The Fund outperformed the BofA Merrill Lynch U.S. High Yield Master II Index (the “Index”) return of 6.58% and the Lipper High Current Yield Funds Index return of 6.75% for the same period.

Total Returns for the Period ended 2/28/13:

	6 Months*	1 Year	Since Inception (2/14/2011)
Institutional Class (1,2,4)	10.76%	16.30%	10.97%
Y Class (1,2,4)	10.71%	16.19%	10.79%
Investor Class (1,2,4)	10.51%	15.95%	10.38%
A Class with sales charge (1,2,4)	5.28%	10.23%	7.76%
A Class without sales charge (1,2,4)	10.48%	15.72%	10.37%
C Class with sales charge (1,2,4)	9.06%	13.96%	9.66%
C Class without sales charge (1,2,4)	10.06%	14.96%	9.66%
BofA Merrill Lynch US High Yield Master II Index (3)	6.58%	11.85%	9.03%
Lipper High Current Yield Funds Index (3)	6.75%	11.33%	8.10%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds Category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.06%, 1.09%, 1.23%, 1.53%, and 2.26%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance relative to the Index was driven by its strong issue selection within the various credit quality categories and economic sectors.

From a credit quality perspective, issue selection in the BB, B, and CCC-rated credit categories added relative value.

From a credit quality allocation perspective, overweighting the CCC-rated credit group (up 9.3%) and underweighting the higher quality BB-rated credit group (up 4.7%) assisted in the Fund’s relative outperformance. The lower rated credit quality categories outperformed the higher rated categories during the period.

From a sector standpoint, strong issue selection in the Service, Cable/Media, Utility, and Consumer sectors added value.

From a sector allocation perspective, the Fund benefited from an overweight in Telecommunications (up 9.9%) and an underweight in Energy (up 5.4%). The Fund’s allocation to Cash (2.9%) detracted from relative returns.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, manage liquidity, or to gain efficient exposure to an asset class. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purposes of creating financial leverage. During the period, the Fund experienced modest declines from the use of derivatives such as futures, options, or swaps.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.

8

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

February 28, 2013 (Unaudited)

Top 10 Holdings (% Net Assets)
Continental Airlines Finance Trust II, 6.00%, Due 11/15/30		3.3
Nord Anglia Education UK Holdings PLC, 10.25%, Due 4/1/17, 144A		2.8
DaVita, Inc., 5.750%, Due 8/15/2022		2.8
HCA, Inc., 7.50%, Due 2/15/22		2.8
Syncreon Global Ireland Ltd , 9.50%, Due 5/1/18, 144A		2.7
Lynx II Corp., 6.375%, Due 4/15/2023, 144A		2.6
Global Generations Merger Sub, Inc., 11.000%, Due 12/15/2020, 144A		2.6
Calpine Corp., 7.875%, Due 1/15/2023, 144A		2.5
Satmex Escrow SA de CV, 9.50%, Due 5/15/17		2.5
ADS Tactical, Inc., 11.00%, Due 4/1/18, 144A		2.5

Total Fund Holdings	61

Asset Allocation (% Net Assets)
Corporate Obligations	70.7
Foreign Obligations	16.3
Foreign Convertible Bond	4.0
Preferred Stocks	3.4
U.S. Agency Obligations	2.4
Common Stocks	1.6
Short-Term Investments	1.3
U.S. Treasury Obligations	0.3

9

American Beacon FundsSM

Fund Expenses

February 28, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2012 through February 28, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

10

American Beacon FundsSM

Fund Expenses

February 28, 2013 (Unaudited)

The London Company Income Equity Fund
	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During Period* 9/1/12-2/28/13
Institutional Class
Actual	$1,000.00	$1,081.98	$4.08
Hypothetical **	$1,000.00	$1,020.88	$3.96

Y Class
Actual	$1,000.00	$1,081.96	$4.54
Hypothetical **	$1,000.00	$1,020.43	$4.41

Investor Class
Actual	$1,000.00	$1,080.55	$5.98
Hypothetical **	$1,000.00	$1,019.04	$5.81

A Class
Actual	$1,000.00	$1,079.20	$6.60
Hypothetical **	$1,000.00	$1,018.45	$6.41

C Class
Actual	$1,000.00	$1,074.45	$10.44
Hypothetical **	$1,000.00	$1,014.73	$10.14

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.79%, 0.88%, 1.16%, 1.28% and 2.03% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half year period.
**	5% return before expenses.

Zebra Global Equity Fund
	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During Period* 9/1/12-2/28/13
Institutional Class
Actual	$1,000.00	$1,100.07	$4.11
Hypothetical **	$1,000.00	$1,020.88	$3.96

Y Class
Actual	$1,000.00	$1,099.36	$4.63
Hypothetical **	$1,000.00	$1,020.38	$4.46

Investor Class
Actual	$1,000.00	$1,098.47	$6.09
Hypothetical **	$1,000.00	$1,018.99	$5.86

Retirement Class
Actual	$1,000.00	$1,090.04	$7.98
Hypothetical **	$1,000.00	$1,017.16	$7.70

A Class
Actual	$1,000.00	$1,097.84	$6.71
Hypothetical **	$1,000.00	$1,018.40	$6.46

C Class
Actual	$1,000.00	$1,093.78	$10.59
Hypothetical **	$1,000.00	$1,014.68	$10.19

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.79%, 0.89%, 1.17%, 1.54%, 1.29% and 2.04% for the Institutional, Y, Investor, Retirement, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half year period.
**	5% return before expenses.

Zebra Small Cap Equity Fund
	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During Period* 9/1/12-2/28/13
Institutional Class
Actual	$1,000.00	$1,142.22	$5.26
Hypothetical **	$1,000.00	$1,019.89	$4.96

Y Class
Actual	$1,000.00	$1,140.46	$5.78
Hypothetical **	$1,000.00	$1,019.39	$5.46

Investor Class
Actual	$1,000.00	$1,139.46	$7.27
Hypothetical **	$1,000.00	$1,018.00	$6.85

Retirement Class
Actual	$1,000.00	$1,136.94	$9.11
Hypothetical **	$1,000.00	$1,016.27	$8.60

A Class
Actual	$1,000.00	$1,138.66	$7.90
Hypothetical **	$1,000.00	$1,017.41	$7.45

C Class
Actual	$1,000.00	$1,133.82	$11.85
Hypothetical **	$1,000.00	$1,013.69	$11.18

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.37%, 1.72%, 1.49% and 2.24% for the Institutional, Y, Investor, Retirement, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half year period.
**	5% return before expenses.

SiM High Yield Opportunites Fund
	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During Period* 9/1/12-2/28/13
Institutional Class
Actual	$1,000.00	$1,107.59	$4.39
Hypothetical **	$1,000.00	$1,020.63	$4.21

Y Class
Actual	$1,000.00	$1,107.07	$4.91
Hypothetical **	$1,000.00	$1,020.13	$4.71

Investor Class
Actual	$1,000.00	$1,105.13	$5.90
Hypothetical **	$1,000.00	$1,019.19	$5.66

A Class
Actual	$1,000.00	$1,104.83	$6.99
Hypothetical **	$1,000.00	$1,018.15	$6.71

C Class
Actual	$1,000.00	$1,100.62	$10.89
Hypothetical **	$1,000.00	$1,014.43	$10.44

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.84%, 0.94%, 1.13%, 1.34% and 2.09% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half year period.
**	5% return before expenses.

11

American Beacon The London Company Income Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
PREFERRED STOCK - 1.95%
FINANCIALS - 1.95%
Diversified Financials - 1.58%
Aegon N.V., 8.00%, Due 2/15/2042	8,302	$233
Morgan Stanley Capital Trust VIII, 6.45%, Due 4/15/2067	9,160	232

		465

Insurance - 0.37%
Montpelier Re Holdings Ltd.., 8.875%, Due 5/10/2016	3,850	109

Total Financials		574

Total Preferred Stock (Cost $552)		574

COMMON STOCK - 91.26%
CONSUMER DISCRETIONARY - 5.54%
Leisure Equipment & Products - 2.75%
Hasbro, Inc.	20,207	809

Specialty Retail - 2.79%
Lowe’s Cos., Inc.	21,553	822

Total Consumer Discretionary		1,631

CONSUMER STAPLES - 15.45%
Beverages - 3.11%
Coca-Cola Co.	23,680	917

Food & Drug Retailing - 1.40%
Wal-Mart Stores, Inc.	5,822	412

Food Products - 1.44%
Hershey Co.	5,075	423

Tobacco - 9.50%
Altria Group, Inc.	24,240	813
Lorillard, Inc.	19,911	767
Philip Morris International, Inc.	7,159	657
Reynolds American, Inc.	12,812	560

		2,797

Total Consumer Staples		4,549

ENERGY - 5.87%
Chevron Corp.	7,386	865
ConocoPhillips	14,919	865

Total Energy		1,730

FINANCIALS - 18.85%
Banks - 3.71%
Wells Fargo & Co.	31,156	1,093

Diversified Financials - 6.53%
BlackRock, Inc., Class A	3,972	952
Federated Investors, Inc., Class B	41,920	974

		1,926

Insurance - 6.45%
Berkshire Hathaway, Inc., Class BA	9,109	931
Cincinnati Financial Corp.	21,571	970

		1,901

	Shares	Fair Value
		(000’s)
Real Estate - 2.16%
Hatteras Financial Corp.B	23,784	$635

Total Financials		5,555

HEALTH CARE - 8.22%
Bristol-Myers Squibb Co.	26,725	988
Johnson & Johnson	5,183	394
Pfizer, Inc.	37,953	1,039

Total Health Care		2,421

INDUSTRIALS - 2.95%
General Dynamics Corp.	12,775	868

INFORMATION TECHNOLOGY - 11.25%
Communications Equipment - 2.96%
Cisco Systems, Inc.	41,860	872

Computers & Peripherals - 2.10%
International Business Machines Corp.	3,077	618

IT Consulting & Services - 2.22%
Paychex, Inc.	19,721	653

Semiconductor Equipment & Products - 2.04%
Intel Corp.	28,881	602

Software - 1.93%
Microsoft Corp.	20,418	568

Total Information Technology		3,313

MATERIALS - 10.23%
Chemicals - 7.73%
Albemarle Corp.	18,435	1,200
NewMarket Corp.	4,281	1,077

		2,277

Paper & Forest Products - 2.50%
MeadWestvaco Corp.	20,575	735

Total Materials		3,012

TELECOMMUNICATION SERVICES - 3.44%
Verizon Communications, Inc.	21,764	1,013

UTILITIES - 9.46%
Electric Utilities - 6.29%
Dominion Resources, Inc.	20,268	1,135
Duke Energy Corp.	10,351	717

		1,852

Gas Utilities - 3.17%
Kinder Morgan Management LLCA C	11,264	933

Total Utilities		2,785

Total Common Stock (Cost $25,205)		26,877

See accompanying notes

12

American Beacon The London Company Income Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 5.25% (Cost $1,547)

JPMorgan U.S. Government Money Market Fund, Capital Class	1,546,551	$1,547

TOTAL INVESTMENTS - 98.46% (Cost $27,304)		28,998
OTHER ASSETS, NET OF LIABILITIES - 1.54%		453

TOTAL NET ASSETS - 100.00%		$29,451

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	Limited Liability Company.

Futures Contracts Open on February 28, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	19	March, 2013	$1,438	$0

				$1,438	$0

See accompanying notes

13

American Beacon Zebra Global Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Australia - 3.89%
Common Stocks - (Cost $321)
Australia & New Zealand Banking Group Ltd., ADRA B	3,050	$90
BHP Billiton Ltd., ADRB	3,304	125
Caltex Australia Ltd.A	1,101	22
Coca Cola Amatil Ltd.A	1,948	29
Harvey Norman Holdings Ltd.A	8,642	22
Iluka Resources LimitedA	1,864	20
Sonic Healthcare Ltd.A	1,610	22

Total Australia		330

Belgium - 0.60%
Common Stocks - (Cost $49)
Anheuser-Busch InBev N.V.	386	36
Belgacom S.A.A	525	15

Total Belgium		51

Canada - 3.30%
Common Stocks - (Cost $284)
Agrium, Inc.	425	45
Barrick Gold Corp.	1,813	55
Brookfield Office Properties, Inc.C	3,904	65
Imperial Oil Ltd.	1,419	59
Suncor Energy, Inc.	1,892	57

Total Canada		281

Finland - 0.21%
Common Stocks - (Cost $18)
Orion Corp. Class BA	609	18

France - 3.57%
Common Stocks - (Cost $301)
Air Liquide S.A.	190	23
CNP AssurancesA	1,100	16
EDF S.A.	1,424	27
GDF Suez	811	15
Imerys S.A.A	259	17
LVMH Moet Hennessy Louis VuittonA	174	30
NatixisA	4,890	20
Rexel S.A.	732	17
Sanofi	528	50
Societe BIC S.A., ADRA B	136	16
Total S.A.	1,096	55
Zodiac AerospaceA	143	16

Total France		302

Germany - 2.58%
Common Stocks - (Cost $207)
BASF SEA	401	38
Continental AG	143	17
Daimler AG	614	37
Henkel AG & Co. KGaAA	271	20
Hugo Boss AGA	137	16
SAP AG	409	32
Suedzucker AGA	352	15

	Shares	Fair Value
		(000’s)
United Internet AGA	656	$15
Volkswagen AG	138	28

Total Germany		218

Hong Kong - 1.47%
Common Stocks - (Cost $121)
ASM Pacific Technology Ltd.	1,800	24
Hang Seng Bank Ltd.	1,800	29
SJM Holdings Ltd.	10,000	25
Sun Hung Kai Properties Ltd.	3,000	47

Total Hong Kong		125

Ireland - 0.33%
Common Stocks - (Cost $28)
Warner Chilcott PLC, Class A	2,081	28

Italy - 1.00%
Common Stocks - (Cost $77)
Exor SpAA	1,442	40
Luxottica Group SpA, ADRB	947	44

Total Italy		84

Japan - 8.26%
Common Stocks - (Cost $649)
Asahi Group Holdings Ltd.	800	20
Central Japan Railway Co.	700	69
Daihatsu Motor Co. Ltd.	1,000	20
Gunma Bank Ltd.	3,000	16
Hankyu Hanshin Holdings, Inc.	3,000	16
Hino Motors Ltd.	2,000	21
Hisamitsu Pharmaceutical Co.A	300	17
Hitache Metals Ltd.A	2,000	19
Hoya Corp.	900	17
Idemitsu Kosan Co. Ltd.	700	64
Inpex Corp.	5	27
IYO Bank Ltd.A	2,000	17
Mitsubishi Electric Corp.A	3,000	24
Mitsubishi UFJ Lease & Finance Co. Ltd.	310	14
Nitori Holdings Co. Ltd.	150	11
Nomura Research Institute Ltd.	700	16
NTT DOCOMO, Inc.A	26	40
Osaka Gas Co. Ltd.	5,000	19
Otsuka Holdings Co. Ltd.	700	22
Seven & I Holdings Co. Ltd.	800	23
Shimamura Co. Ltd.A	200	20
Sumitomo Corp.	1,300	16
Toho Gas Co. Ltd.	3,000	17
Toto Ltd.A	2,000	18
Toyota Industries Corp.A	1,700	60
Toyota Tshusho Corp.A	2,000	51
Yahoo Japan Corp.	64	28

Total Japan		702

Luxembourg - 0.24%
Common Stocks - (Cost $23)
Millicom International Cellular S.A. A	249	20

See accompanying notes

14

American Beacon Zebra Global Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Netherlands - 0.48%
Common Stocks - (Cost $42)
Akzo Nobel	315	$20
Wolters Kluwer N.V.	1,014	20

Total Netherlands		40

Norway - 0.39%
Common Stocks - (Cost $33)
Statoil ASA	1,322	33

Singapore - 1.09%
Common Stocks - (Cost $91)
DBS Group Holdings Ltd.	2,000	24
Flextronics International Ltd.A	3,979	26
Keppel Corp Ltd.A	2,000	19
Oversea-Chinese Banking Corp Ltd.	3,000	24

Total Singapore		93

Spain - 1.39%
Common Stocks - (Cost $119)
InditexA	146	20
Mapfre S.A.A	13,688	45
Zardoya Otis S.A.A	3,685	53

Total Spain		118

Sweden - 1.46%
Common Stocks - (Cost $109)
Atlas Copco AB, Class BA	830	21
Ericsson LM, Class B	4,146	50
Nordea Bank ABA	4,561	53

Total Sweden		124

Switzerland - 4.24%
Common Stocks - (Cost $335)
ACE Ltd.	400	34
Garmin Ltd.	751	26
Kuehne + Nagel Intl AGA	340	39
Nestle S.A. Reg	2,079	145
Sika AG BRA	17	42
Swatch Groug AGA	466	47
TE Connectivity Ltd.	686	28

Total Switzerland		361

United Kingdom - 9.06%
Common Stocks - (Cost $777)
Aggreko plcA	660	17
AstraZeneca PLC, ADRA B	991	45
BAE Systems PLC	4,592	25
British American Tobacco plc	1,314	68
BT Group PLC	8,433	34
Eurasian Natural Resources Corp PLC	2,824	14
Fresnillo PLCA	830	20
HSBC Holdings PLC	11,874	133
Investec PLCA	2,212	16
Kingfisher PLC	3,683	15
London Stock Exchange GroupA	914	18
National Grid PLC	3,392	38
Pearson PLC	1,160	20

	Shares	Fair Value
		(000’s)
Reckitt Benckiser Group PLC	581	$39
Royal Dutch Shell PLC, Class B	3,748	125
Sage Group PLCA	3,806	20
Standard Chartered PLC	1,816	49
Unilever PLC	1,826	73

Total United Kingdom		769

United States - 51.81%
Common Stocks - 51.78% (Cost $3,875)
3M Co.	495	51
Abbott Laboratories	1,162	39
AbbVie, Inc.	1,162	43
Activision Blizzard, Inc.	2,272	32
Airgas, Inc.	285	29
Alleghany Corp.	94	36
Alliant Energy Corp.	572	27
American Express Co.	700	44
Amgen, Inc.	558	51
Apache Corp.	376	28
Arch Capital Group Ltd.A	740	36
AT&T, Inc.	2,026	72
Axis Capital Holdings Ltd.	741	30
Baxter International, Inc.	474	32
Bed Bath & Beyond, Inc.A	527	30
Berkshire Hathaway, Inc., Class BA	600	62
Brown-Forman Corp., Class B	507	33
CA, Inc.	1,389	34
CH Robinson Worldwide, Inc.	513	29
Chevron Corp.	728	85
Chubb Corp.	337	28
Cintas Corp.	777	34
Cisco Systems, Inc.	2,559	54
CME Group, Inc.	573	34
Coca-Cola Co.	1,640	64
Colgate-Palmolive Co.	374	43
Comcast Corp., Class A	1,056	42
ConocoPhillips	760	44
Crimson Wine Group Ltd.A	127	1
Crown Holdings, Inc.A	757	29
Danaher Corp.	629	39
Dell, Inc.	2,584	36
DIRECTVA	768	37
DISH Network Corp., Class A	686	24
DTE Energy Co.	405	27
EI du Pont de Nemours & Co.	844	40
Eli Lilly & Co.	799	44
Exxon Mobil Corp.	1,374	123
Fastenal Co.	616	32
FedEx Corp.	323	34
FLIR Systems, Inc.	1,235	33
FMC Corp.	419	25
Franklin Resources, Inc.	298	42
General Dynamics Corp.	495	34
Genuine Parts Co.D	485	34
HCA Holdings, Inc.	1,864	69
Henry Schein, Inc.A	366	33
Hormel Foods Corp.	875	33
Illinois Tool Works, Inc.	527	32
Intel Corp.	2,624	55
International Business Machines Corp.	416	83
Intuit, Inc.	474	31

See accompanying notes

15

American Beacon Zebra Global Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Leucadia National Corp.	1,268	$34
Liberty Media Corp.A	260	28
Loews Corp.	1,096	48
Marathon Oil Corp.	929	31
Marathon Petroleum Corp.	466	39
Marsh & McLennan Cos., Inc.	801	30
Mattel, Inc.	921	38
Medtronic, Inc.	999	45
Microsoft Corp.	3,039	83
News Corp., Class B	1,331	39
NextEra Energy, Inc.	522	38
Northrop Grumman Corp.	463	30
Occidental Petroleum Corp.	568	47
Oracle Corp.	1,952	67
Patterson Cos., Inc.	768	28
PepsiCo, Inc.	737	56
Pfizer, Inc.	5,399	149
Philip Morris International, Inc.	726	67
Phillips 66	644	41
Praxair, Inc.	341	39
Public Service Enterprise Group, Inc.	1,141	37
Quest Diagnostics, Inc.	413	23
Raytheon Co.	566	31
Renaissancere Holdings Ltd.	278	24
Reynolds American, Inc.	1,282	56
Ross Stores, Inc.	577	34
SCANA Corp.	637	31
Schlumberger Ltd.	668	52
SEI Investments Co.	981	28
Sigma-Aldrich Corp.	453	35
SLM Corp.	1,710	32
Stryker Corp.	623	40
Symantec Corp.A	1,530	36
Sysco Corp.	892	29
Target Corp.	521	33
TJX Cos., Inc.	724	33
U.S. Bancorp	1,131	38
UnitedHealth Group, Inc.	756	40
Verisk Analytics, Inc., Class AA	512	30
Verizon Communications, Inc.	1,372	64
Viacom, Inc., Class B	591	35
Wal-Mart Stores, Inc.	1,220	86
Wells Fargo & Co.	2,001	71
Western Digital Corp.	970	46
WR Berkley Corp.	733	30
Xcel Energy, Inc.	1,076	31
Xylem, Inc.	877	24

Total Common Stocks		4,162

Foreign Exchange Traded Funds - 0.03% (Cost $247)
iShares MSCI ACWI Index Fund	5,000	249

Total United States		4,411

SHORT-TERM INVESTMENTS - 4.27% (Cost $363)
JPMorgan U.S. Government Money Market Fund, Capital Class	363,421	363

Shares	Fair Value
(000’s)
TOTAL INVESTMENTS - 99.64% (Cost $8,069)	$8,471
OTHER ASSETS, NET OF LIABILITIES - 0.36%	31

TOTAL NET ASSETS - 100.00%	$8,502

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C	REIT - Real Estate Investment Trust.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $34 or 0.41% of net assets. The Fund has no right to demand registration of these securities.

See accompanying notes
16

American Beacon Zebra Global Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Futures Contracts Open on February 28, 2013 (000’s):
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	3	March, 2013	$227	$1
MSCI EAFE Mini Index	Long	3	March, 2013	249	(2)

				$476	$(1)

See accompanying notes

17

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.06%
CONSUMER DISCRETIONARY - 13.43%
Auto Components - 1.77%
Argan, Inc.	414	$7
Dorman Products, Inc.	912	32
Sauer-Danfoss, Inc.	949	51
Superior Industries International, Inc.	782	17
Tower International, Inc.A	809	10

		117

Automobiles - 0.98%
Federal-Mogul Corp.A	3,896	31
Hyster-Yale Materials Handling, Inc.	655	34

		65

Distributors - 0.66%
Core-Mark Holding Co., Inc.	279	13
DXP Enterprises, Inc.A	323	21
VOXX International Corp.A	1,038	10

		44

Hotels, Restaurants & Leisure - 2.45%
AFC Enterprises, Inc.	448	13
Ameristar Casinos, Inc.	1,346	36
Bob Evans Farms, Inc.	335	14
Churchill Downs, Inc.	397	27
Denny’s Corp.A	2,264	13
Einstein Noah Restaurant Group, Inc.	396	5
Interval Leisure Group, Inc.	1,106	23
Isle of Capri Casinos, Inc.A	1,101	7
Monarch Casino & Resort, Inc.A	229	2
Speedway Motorsports, Inc.	1,259	20
Town Sports International Holdings, Inc.	261	2

		162

Household Durables - 1.71%
CSS Industries, Inc.B	306	7
Flexsteel Industries, Inc.	246	6
Helen of Troy Ltd A	1,275	47
Libbey Glass, Inc.A	703	13
Lifetime Brands, Inc.	556	6
Matthews International Corp., Class A	713	24
Universal Electronics, Inc.A	505	10

		113

Internet & Catalog Retail - 1.01%
Global Sources Ltd A	1,762	14
Insight Enterprises, Inc.A	2,027	39
Systemax, Inc.	1,400	14

		67

Internet Software & Services - 0.05%
Orbitz Worldwide, Inc.A	724	3

Leisure Equipment & Products - 0.26%
Johnson Outdoors, Inc., Class AA	573	13
Steinway Musical Instruments, Inc.	185	4

		17

Media - 2.59%
Courier Corp.	143	2
CTC Media, Inc.	6,099	58
Entercom Communications Corp., Class AA	1,226	9
Fisher Communications, Inc.	74	3

	Shares	Fair Value
		(000’s)
Gray Television, Inc.A	1,572	$7
Harte-Hanks, Inc.	1,848	13
Journal Communications, Inc., Class AA	1,273	7
LIN TV Corp., Class AA	2,703	30
McClatchy Co., Class AA	3,457	9
Saga Communications, Inc., Class A	174	8
Sinclair Broadcast Group, Inc., Class A	1,828	26

		172

Multiline Retail - 0.17%
Gordmans Stores, Inc.A	329	4
Stein Mart, Inc.	801	7

		11

Specialty Retail - 1.33%
America’s Car-Mart, Inc.A	249	12
Big 5 Sporting Goods Corp.	474	7
Destination XL Group, Inc.A	639	3
PC Connection, Inc.	1,178	17
Rush Enterprises, Inc., Class AA	952	23
Shoe Carnival, Inc.	453	9
West Marine, Inc.A	768	10
Winmark Corp.	113	7

		88

Textiles & Apparel - 0.45%
Culp, Inc.B	410	6
Delta Apparel, Inc.A	143	2
RG Barry Corp.	371	5
Unifi, Inc.A	627	11
Weyco Group, Inc.	280	6

		30

Total Consumer Discretionary		889

CONSUMER STAPLES - 5.05%
Beverages - 0.41%
Coca-Cola Bottling Co. Consolidated	149	10
National Beverage Corp.	1,319	17

		27

Food & Drug Retailing - 1.33%
Andersons, Inc.	317	16
Ingles Markets, Inc., Class A	504	10
Nash Finch Co.	551	11
Seneca Foods Corp., Class AA	138	4
Spartan Stores, Inc.	655	11
Village Super Market, Inc., Class A	200	7
Weis Markets, Inc.	728	29

		88

Food Products - 1.88%
Alico, Inc.	194	8
Cal-Maine Foods, Inc.	471	19
Dole Food Co., Inc.A	1,425	16
Fresh Del Monte Produce, Inc.	1,670	44
J&J Snack Foods Corp.	376	26
John B Sanfilippo & Son, Inc.	370	7
SunOpta, Inc.A	691	5

		125

Household Products - 0.23%
WD-40 Co.	270	15

See accompanying notes

18

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Personal Products - 1.12%
Female Health Co.	379	$3
Nature’s Sunshine Products, Inc.	658	10
Revlon, Inc., Class AA	1,735	38
Steiner Leisure Ltd. A	488	23

		74

Tobacco - 0.08%
Alliance One International, Inc.A	1,411	5

Total Consumer Staples		334

ENERGY - 6.84%
Energy Equipment & Services - 0.97%
Blueknight Energy Partners LPC	449	3
Global Geophysical Services, Inc.A	621	1
Gulf Island Fabrication, Inc.	170	4
Matrix Service Co.A	690	11
PAA Natural Gas Storage LPC	1,135	24
Tesco Corp.A	1,153	15
TGC Industries, Inc.	586	6

		64

Oil & Gas - 5.87%
Adams Resources & Energy, Inc.	216	9
Alon USA Energy, Inc.	1,727	34
Arabian American Development Co.A	587	4
Callon Petroleum Co.A	2,815	15
Calumet Specialty Products Partners LPC	701	27
Clayton Williams Energy, Inc.A	497	20
Delek US Holdings, Inc.	2,906	108
Eagle Rock Energy Partners LPC	2,853	27
Legacy Reserves LPC	1,676	44
North European Oil Royalty TrustD	322	8
NuStar GP Holdings LLCE	359	11
Pioneer Southwest Energy Partners LPC	1,723	41
Sabine Royalty TrustD	434	20
Saratoga Resources, Inc.A	1,711	5
Synergy Resources Corp.A	1,965	13
Warren Resources, Inc.A	1,235	3

		389

Total Energy		453

FINANCIALS - 28.05%
Banks - 14.25%
1st Source Corp.	481	11
Alliance Financial Corp.	44	2
American National Bankshares, Inc.	180	4
Ames National Corp.	82	2
Arrow Financial Corp.	246	6
Bancfirst Corp.	307	12
Banco Latinoamericano de Comercio Exterior S.A.	651	16
Bancorp, Inc.A	420	5
Bank of Kentucky Financial Corp.B	76	2
Bank of Marin Bancorp	112	4
Bar Harbor Bankshares	35	1
BBCN Bancorp, Inc.	1,362	17
Beneficial Mutual Bancorp, Inc.A	761	7
Berkshire Hills Bancorp, Inc.	491	12
BofI Holding, Inc.A	279	9
Bridge Bancorp, Inc.	166	3

	Shares	Fair Value
		(000’s)
Bridge Capital HoldingsA	87	$1
Brookline Bancorp, Inc.	521	5
Bryn Mawr Bank Corp.	260	6
C&F Financial Statutory Trust IB	82	3
Camden National Corp.	190	6
Cardinal Financial Corp.	629	10
Cathay General Bancorp	1,246	24
Center Bancorp, Inc.B	145	2
Central Pacific Financial Corp.A	766	12
Chemical Financial Corp.	503	12
Citizens & Northern Corp.	291	6
Citizens Republic Bancorp, Inc.A	344	7
City Holding Co.	242	9
Clifton Savings Bancorp, Inc.	182	2
CNB Financial Corp.	261	4
CoBiz Financial, Inc.	957	8
CTBI Preferred Capital Trust III	324	11
Dime Community Bancshares, Inc.	801	11
Eagle Bancorp, Inc.A	393	9
Enterprise Financial Services Corp.	475	7
ESB Financial Corp.	321	4
Financial Institutions, Inc.	331	7
First Bancorp, Inc.	77	1
First Busey Corp.	1,337	6
First Citizens BancShares, Inc., Class A	165	30
First Community Bancshares, Inc.B	433	7
First Defiance Financial Corp.	225	5
First Financial Bancorp	901	14
First Financial Bankshares, Inc.	459	20
First Financial Corp.	261	8
First Interstate Bancsystem, Inc.	304	6
First Merchants Corp.	410	6
First of Long Island Corp.	195	6
Flushing Financial Corp.	651	10
German American Bancorp, Inc.	259	6
Glacier Bancorp, Inc.	503	9
Great Southern Bancorp, Inc.	202	5
Hanmi Financial Corp.A	627	11
Heritage Financial Corp.	90	1
Home Bancshares, Inc.	443	15
Horizon Bancorp	223	5
Hudson Valley Holding Corp.	102	2
Independent Bank Corp.	394	12
International Bancshares Corp.	1,217	25
Investors Bancorp, Inc.	704	12
Kearny Financial Corp.B	468	5
Lakeland Bancorp, Inc.	499	5
Lakeland Financial Corp.	302	7
MainSource Financial Group, Inc.	464	6
MB Financial, Inc.	829	20
Mercantile Bank Corp.	330	5
Merchants Bancshares, Inc.	61	2
Meridian Interstate Bancorp, Inc.A	254	5
MetroCorp Bancshares, Inc.A	131	1
National Bankshares, Inc.	145	5
National Penn Bancshares, Inc.	2,114	21
NBT Bancorp, Inc.	631	13
Northrim BanCorp, Inc.B	59	1
OceanFirst Financial Corp.	402	6
PacWest Bancorp	554	15

See accompanying notes

19

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Park National Corp.	213	$14
Penns Woods Bancorp, Inc.	35	1
Peoples Bancorp, Inc.	217	5
Preferred BankA	412	7
Provident Financial Holdings, Inc.	119	2
Provident Financial Services, Inc.	487	7
Provident New York Bancorp	580	5
Renasant Corp.	370	8
S&T Bancorp, Inc.	468	8
Sandy Spring Bancorp, Inc.	469	9
SCBT Financial Corp.	211	10
Simmons First National Corp., Class A	252	6
Southside Bancshares, Inc.	390	8
StellarOne Corp.	307	5
Sterling Bancorp	445	5
Sterling Financial Corp.	1,953	42
SY Bancorp, Inc.	277	6
Taylor Capital Group, Inc.A	479	8
Territorial Bancorp, Inc.	158	4
Tompkins Financial Corp.	208	9
TowneBank	490	7
Trico Bancshares	117	2
Trustco Bank Corp NY	1,620	8
Trustmark Corp.	889	20
Union First Market Bankshares Corp.	482	9
United Community Banks, Inc.A	414	4
United Financial Bancorp, Inc.	203	3
Univest Corp of Pennsylvania	295	5
ViewPoint Financial Group, Inc.	465	10
Virginia Commerce Bancorp, Inc.A	644	9
Washington Banking Co.	142	2
Washington Federal, Inc.	1,788	32
Washington Trust Bancorp, Inc.	331	9
WesBanco, Inc.	565	13
West Bancorporation, Inc.	141	2
West Coast Bancorp	156	4
Wilshire Bancorp, Inc.A	1,907	11
WSFS Financial Corp.	148	7

		944

Diversified Financials - 7.03%
Asset Acceptance Capital Corp.	1,135	6
Asta Funding, Inc.	217	2
Calamos Asset Management, Inc., Class A	153	2
Cass Information Systems, Inc.	288	12
CBIZ, Inc.A	1,506	10
Diamond Hill Investment Group, Inc.	51	4
Encore Capital Group, Inc.A	896	26
Epoch Holding Corp.	291	8
Euronet Worldwide, Inc.A	1,075	26
EZCORP, Inc., Class AA	641	13
Federal Agricultural Mortgage Corp., Class C	197	7
First BanCorpA	1,275	7
GAMCO Investors, Inc., Class A	97	5
Generac Holdings, Inc.	1,950	67
GFI Group, Inc.	1,712	6
Heartland Financial USA, Inc.	359	8
Intl FCStone, Inc.A	317	6
MidWestOne Financial Group, Inc.	208	5
Nelnet, Inc., Class A	1,542	51

	Shares	Fair Value
		(000’s)
NewStar Financial, Inc.A	601	$8
Nicholas Financial, Inc.	415	6
Northfield Bancorp, Inc.	530	6
Och-Ziff Capital Management Group LLC, Class AE	10,896	100
Portfolio Recovery Associates, Inc.	408	48
Rockville Financial, Inc.	361	5
Safeguard Scientifics, Inc.A	201	3
Texas Pacific Land TrustD	110	6
TICC Capital Corp.B F	713	7
Westwood Holdings Group, Inc.	126	5

		465

Insurance - 5.53%
AMERISAFE, Inc.	255	8
Amtrust Financial Services, Inc.	824	27
Argo Group International Holdings Ltd.	360	14
Baldwin & Lyons, Inc., Class B	134	3
Crawford & Co., Class B	773	6
Donegal Group, Inc., Class A	255	4
EMC Insurance Group, Inc.	243	6
Greenlight Capital Re Ltd , Class AA	972	23
Homeowners Choice, Inc.	1,692	35
Horace Mann Educators Corp.	864	18
Infinity Property & Casualty Corp.	131	7
Kansas City Life Insurance Co.	267	10
Kemper Corp.	377	12
Maiden Capital Financing TrustB	2,058	21
National Interstate Corp.	359	12
National Western Life Insurance Co., Class A	104	17
Navigators Group, Inc.A	219	12
Phoenix Co. Inc.A	119	3
Primerica, Inc.	1,119	36
Safety Insurance Group, Inc.	261	12
Selective Insurance Group, Inc.	596	13
State Auto Financial Corp.	171	3
Symetra Financial Corp.	3,285	44
Tower Group, Inc.	341	6
United Fire Group, Inc.	412	10
Universal Insurance Holdings, Inc.	976	4

		366

Real Estate - 1.24%
HFF, Inc., Class A	232	4
KKR Financial Holdings LLCE	7,042	78

		82

Total Financials		1,857

HEALTH CARE - 4.94%
Biotechnology - 1.18%
PDL BioPharma, Inc.	8,705	63
Sciclone Pharmaceuticals, Inc.A	2,385	11
SIGA Technologies, Inc.A	979	4

		78

Health Care Equipment & Supplies - 0.98%
Atrion Corp.	49	10
CONMED Corp.	598	18
Exactech, Inc.A	281	5
Given Imaging Ltd.	455	7
Nutraceutical International Corp.	418	7

See accompanying notes

20

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Orthofix International N.V.A	476	$18

		65

Health Care Providers & Services - 2.76%
Amsurg Corp.A	753	23
Carriage Services, Inc.	539	10
Corvel Corp.A	233	11
Ensign Group, Inc.	643	20
Gentiva Health Services, Inc.	2,601	27
National Healthcare Corp.	403	19
Select Medical Holdings Corp.	4,523	41
Stewart Enterprises, Inc., Class A	1,637	14
Triple-S Management Corp., Class BA	649	12
US Physical Therapy, Inc.	245	6

		183

Pharmaceuticals - 0.02%
Acura Pharmaceuticals, Inc.A	604	1

Total Health Care		327

INDUSTRIALS - 20.10%
Aerospace & Defense - 1.47%
Astronics Corp.	210	6
Astronics Corp., Class B	31	1
Cubic Corp.	584	24
LMI Aerospace, Inc.A	411	9
Moog, Inc., Class AA	1,204	54
Sparton Corp.	201	3

		97

Air Freight & Couriers - 0.80%
Air Transport Services Group, Inc.A	3,690	20
UTi Worldwide, Inc.	2,161	33

		53

Airlines - 0.74%
Hawaiian Holdings, Inc.A	3,418	19
Republic Airways Holdings, Inc.A	3,106	30

		49

Building Products - 0.23%
AAON, Inc.	443	10
Patrick Industries, Inc.A B	354	5

		15

Commercial Services & Supplies - 4.63%
Aceto Corp.	713	7
CDI Corp.	377	6
CRA International, Inc.A	140	3
CSG Systems International, Inc.A B	1,005	20
Education Management Corp.A	4,067	14
Electro Rent Corp.	513	8
Ennis, Inc.	739	12
G&K Services, Inc., Class A	456	19
GP Strategies Corp.A	412	9
Heritage-Crystal Clean, Inc.A	128	2
Intersections, Inc.	580	6
Kforce, Inc.	466	7
Marlin Business Services Corp.	171	3
McGrath Rentcorp	680	20
Monotype Imaging Holdings, Inc.	772	16
Multi-Color Corp.	525	13
National Research Corp.	125	7
PHI, Inc.A	102	3

	Shares	Fair Value
		(000’s)
Providence Service Corp.A	160	$3
Schawk, Inc.	626	7
Standard Parking Corp.A	361	7
TeleTech Holdings, Inc.A	1,666	31
Tetra Tech, Inc.A	760	22
TRC Co. Inc.A	1,037	7
United Stationers Supply Co.	1,266	47
VSE Corp.	356	8

		307

Construction & Engineering - 1.33%
Aegion Corp.A	528	13
Michael Baker Corp.	266	6
Primoris Services Corp.	1,690	32
Tutor Perini Corp.	2,197	37

		88

Electrical Equipment - 1.39%
Chase Corp.	271	5
Coleman Cable, Inc.	923	9
Encore Wire Corp.	510	17
Franklin Electric Co., Inc.	435	27
Houston Wire & Cable Co.	565	7
Powell Industries, Inc.A	137	8
Preformed Line Products Co.	235	17
Vicor Corp.	346	2

		92

Industrial Conglomerates - 1.80%
ICF International, Inc.A	600	15
Park-Ohio Industries, Inc.A	844	17
Raven Industries, Inc.	641	18
Standex International Corp.	330	18
Trimas Corp.A	1,140	33
US Ecology, Inc.	332	8
Viasystems Group, Inc.A	725	10

		119

Machinery - 3.40%
Alamo Group, Inc.	356	13
Altra Holdings, Inc.	743	19
American Railcar Industries, Inc.	561	24
Ampco-Pittsburgh Corp.	154	3
Columbus McKinnon Corp.A	712	14
Commercial Vehicle Group, Inc.A	1,746	14
Dynamic Materials Corp.	140	2
Gorman-Rupp Co.	396	11
Hardinge, Inc.	509	7
Hollysys Automation Technologies Ltd.A	2,342	30
Hurco Cos., Inc.A	235	7
Kadant, Inc.	184	5
L.B. Foster Co., Class A	335	15
Lydall, Inc.A	413	6
NACCO Industries, Inc., Class A	292	17
RBC Bearings, Inc.A	428	21
Sun Hydraulics Corp.	617	17

		225

Marine - 2.06%
CAI International, Inc.A	1,059	29
Martin Midstream Partners LPC	187	6
Navios Maritime Holdings, Inc.	4,617	17
Safe Bulkers, Inc.	5,729	23
Ship Finance International Ltd.	2,722	47

See accompanying notes

21

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
StealthGas, Inc.A	1,340	$14

		136

Road & Rail - 1.06%
Marten Transport Ltd.	604	13
Patriot Transportation Holding, Inc.A	86	2
Quality Distribution, Inc.A	1,394	11
Roadrunner Transportation Systems, Inc.A	306	7
Saia, Inc.A	431	14
TravelCenters of America LLCA	2,145	14
Universal Truckload Services, Inc.	493	9

		70

Trading Companies & Distributors - 0.83%
Textainer Group Holdings Ltd.	1,366	55

Transportation Infrastructure - 0.36%
Macquarie Infrastructure Co. LLCE	462	24

Total Industrials		1,330

INFORMATION TECHNOLOGY - 10.58%
Communications Equipment - 1.09%
Aware, Inc.	453	2
Black Box Corp.	595	14
CalAmp Corp.A	295	3
Globecomm Systems, Inc.A	252	3
Mitel Networks Corp.A	3,819	14
Symmetricom, Inc.A	969	5
Verint Systems, Inc.A	865	31

		72

Computers & Peripherals - 0.85%
Cray, Inc.A	1,031	20
Electronics for Imaging, Inc.A	1,035	24
Super Micro Computer, Inc.A	1,035	12

		56

Electronic Equipment & Instruments - 3.87%
AVX Corp.	3,258	37
Coherent, Inc.	557	32
ePlus, Inc.	292	13
Littelfuse, Inc.	539	35
Measurement Specialties, Inc.A	343	12
Methode Electronics, Inc.	426	6
MTS Systems Corp.	461	25
Multi-Fineline Electronix, Inc.A	629	10
Orbotech Ltd.	1,409	14
Sanmina Corp.A	1,734	18
Scansource, Inc.A	862	26
Sypris Solutions, Inc.	883	4
Tessco Technologies, Inc.	244	6
TTM Technologies, Inc.A	1,391	11
Zygo Corp.A	488	7

		256

Internet Software & Services - 0.42%
Perficient, Inc.A	733	8
United Online, Inc.	3,385	20

		28

IT Consulting & Services - 1.30%
Computer Task Group, Inc.	406	8
Exponent, Inc.	240	12
iGATE Corp.A	1,418	27

	Shares	Fair Value
		(000’s)
Lionbridge TechnologiesA	1,616	$6
Sykes Enterprises, Inc.A	1,258	19
Virtusa Corp.A	653	14

		86

Semiconductor Equipment & Products - 2.40%
Alpha & Omega Semiconductor Ltd.A	670	5
Amkor Technology, Inc.A	3,976	16
Brooks Automation, Inc.	764	8
GSI Group, Inc.A	897	9
Integrated Silicon Solution, Inc.A	1,531	13
IXYS Corp.	1,098	11
Magnachip Semiconductor Corp.A	1,332	21
Microsemi Corp.	2,399	49
Nova Measuring Instruments Ltd.A	793	7
PDF Solutions, Inc.A	504	8
Rudolph Technologies, Inc.AB	430	5
Tower Semiconductor Ltd.	988	7

		159

Software - 0.65%
Actuate Corp.A	589	4
American Software, Inc., Class A	231	2
EPIQ Systems, Inc.B	729	9
Magic Software Enterprises Ltd.	1,338	6
Net 1 UEPS Technologies, Inc.A	2,252	13
Telenav, Inc.A	1,283	9

		43

Total Information Technology		700

MATERIALS - 4.37%
Chemicals - 2.79%
A Schulman Europe GmbH	895	28
FutureFuel Corp.	1,434	19
Hawkins, Inc.	206	8
Innospec, Inc.	874	35
KMG Chemicals, Inc.	307	6
Landec Corp.A	596	7
NL Industries, Inc.	2,587	33
OMNOVA Solutions, Inc.A	1,373	11
Stepan Co.	559	34
Zep, Inc.	260	4

		185

Construction Materials - 0.14%
United States Lime & Minerals, Inc.A	165	9

Containers & Packaging - 0.14%
AEP Industries, Inc.A	134	9

Metals & Mining - 1.19%
Gibraltar Industries, Inc.A	625	11
Metals USA Holdings Corp.	1,523	31
MFC Industrial Ltd.	1,227	12
NN, Inc.A	826	7
Noranda Aluminum Holding Corp.	2,021	10
Olympic Steel, Inc.	393	8

		79

Paper & Forest Products - 0.11%
Mercer International, Inc.A	909	7

Total Materials		289

See accompanying notes 22

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
TELECOMMUNICATION SERVICES - 0.76%
Diversified Telecommunication Services - 0.35%
Atlantic Tele-Network, Inc.	361	$17
Shenandoah Telecommunications Co.	395	6

		23

Wireless Telecommunication Services - 0.41%
Iridium Communications, Inc.A	2,442	15
USA Mobility, Inc.	1,055	12

		27

Total Telecommunication Services		50

UTILITIES - 0.94%
Electric Utilities - 0.67%
MGE Energy, Inc.	473	25
Otter Tail Corp.	336	10
Pike Electric Corp.	650	9

		44

Water Utilities - 0.27%
Connecticut Water Co.	143	4
Middlesex Water Co.	263	5
SJW Corp.	332	9

		18

Total Utilities		62

Total Common Stock (Cost $5,403)		6,291

SHORT-TERM INVESTMENTS - 4.32% (Cost $286)
JPMorgan U.S. Government Money Market Fund, Capital Class	285,526	286

TOTAL INVESTMENTS - 99.38% (Cost $5,689)		6,577
OTHER ASSETS, NET OF LIABILITIES - 0.62%		41

TOTAL NET ASSETS - 100.00%		$6,618

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $100 or 1.51% of net assets. The Fund has no right to demand registration of these securities.

C	Limited Partnership.
D	Royalty Trust.
E	Limited Liability Company.
F	Business Development Company.

Futures Contracts Open on February 28, 2013 (000’s):
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	Long	3	March, 2013	$273	$0

				$273	$0

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 1.57% (Cost $6,028)
FINANCIALS- 1.57%
Real Estate - 1.57%
Omega Healthcare Investors, Inc.A	271,000	$7,585

PREFERRED STOCKS - 3.32% (Cost $12,791)
TRANSPORTATION- 3.32%
Airlines - 3.32%
Continental Airlines Finance Trust II, 6.00%, 11/15/2030	374,250	16,046

	Par AmountD
	(000’s)
CORPORATE OBLIGATIONS - 68.13%
Consumer - 5.80%
Constellation Brands, Inc., 6.00%, Due 5/1/2022	$6,500	7,101
North Atlantic Trading Co.,
11.50%, Due 7/15/2016B	4,060	4,273
19.00%, Due 1/15/2017B	7,800	8,717
Simmons Foods, Inc., 10.50%, Due 11/1/2017B	8,110	7,948

		28,039

Finance - 0.66%
Omega Healthcare Investors, Inc., 5.875%, Due 3/15/2024	3,000	3,188

Manufacturing - 4.97%
ADS Tactical, Inc., 11.00%, Due 4/1/2018B	11,750	11,911
Desarrolladora Homex SAB de CV, 9.75%, Due 3/25/2020B	4,000	3,760
Ducommun, Inc., 9.75%, Due 7/15/2018	7,640	8,366

		24,037

Service - 35.33%
Alliance HealthCare Services, Inc., 8.00%, Due 12/1/2016	10,700	9,991
Ceridian Corp., 11.25%, Due 11/15/2015	6,500	6,663
CityCenter Holdings LLC, 10.75%, Due 1/15/2017C	4,365	4,823
DaVita, Inc., 5.75%, Due 8/15/2022	13,000	13,552
Global Generations Merger Sub, Inc., 11.00%, Due 12/15/2020B	11,500	12,391
Griffey Intermediate Inc., 7.00%, Due 10/15/2020B	11,305	11,475
HCA, Inc., 7.50%, Due 2/15/2022	11,700	13,454
Interface Security Systems Holdings, Inc., 9.25%, Due 1/15/2018B	10,000	10,175
Kindred Healthcare, Inc., 8.25%, Due 6/1/2019	10,940	10,872
Live Nation Entertainment, Inc., 7.00%, Due 9/1/2020B	6,750	7,239
MGM Resorts International, 7.75%, Due 3/15/2022	7,000	7,691
Nord Anglia Education UK Holdings plc, 10.25%, Due 4/1/2017B	12,250	13,597
Nord Anglia Education, Inc., 8.50%, Due 2/15/2018B	2,000	1,985
Sabre Holdings Corp., 8.35%, Due 3/15/2016	7,000	7,595
Southern Graphics, Inc., 8.375%, Due 10/15/2020B	9,000	9,338
Tenet Healthcare Corp., 8.00%, Due 8/1/2020	7,730	8,445
Univision Communications, Inc., 6.75%, Due 9/15/2022B	10,250	11,070
Wynn Las Vegas LLC, 5.375%, Due 3/15/2022C	10,000	10,513

		170,869

Telecommunications - 8.34%
DigitalGlobe, Inc., 5.25%, Due 2/1/2021B	11,250	11,166
Goodman Networks, Inc., 13.125%, Due 7/1/2018B	4,300	4,773
Lynx II Corp., 6.375%, Due 4/15/2023B	12,000	12,434
Satmex Escrow SA de CV, 9.50%, Due 5/15/2017	11,500	11,960

		40,333

Transportation - 5.61%
NESCO LLC, 11.75%, Due 4/15/2017B C	9,500	10,426
Quality Distribution LLC, 9.875%, Due 11/1/2018C	3,450	3,778
Syncreon Global Ireland Ltd., 9.50%, Due 5/1/2018B	12,210	12,943

		27,147

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Par AmountD		Fair Value
	(000’s)		(000’s)
Utility - 7.42%
Calpine Corp., 7.875%, Due 1/15/2023B		$10,850	$12,016
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020C		3,650	4,143
GenOn Americas Generation LLC, 9.125%, Due 5/1/2031C		3,000	3,338
NRG Energy, Inc.,
8.25%, Due 9/1/2020		5,700	6,448
7.875%, Due 5/15/2021		2,000	2,245
6.625%, Due 3/15/2023B		500	533
Saratoga Resources, Inc., 12.50%, Due 7/1/2016		7,015	7,191

			35,914

Total Corporate Obligations (Cost $318,154)			329,527

FOREIGN CONVERTIBLE OBLIGATIONS - 3.87%
Consumer - 3.21%
Marine Harvest ASA, 4.50%, Due 2/23/2015	EUR	1,500	2,472
Pescanova S.A.,
5.125%, Due 4/20/2017	EUR	4,950	6,617
8.75%, Due 2/17/2019	EUR	4,500	6,477

			15,566

Service - 0.66%
Rexlot Holdings Ltd., 6.00%, Due 9/28/2016	HKD	20,000	3,175

Total Foreign Convertible Obligations (Cost $16,908)			18,741

FOREIGN OBLIGATIONS - 15.66%
Manufacturing - 5.33%
Obrascon Huarte Lain S.A., 7.625%, Due 3/15/2020	EUR	4,500	6,154
VWR Funding, Inc., 10.75%, Due 6/30/2017B, E	EUR	6,387	8,630
Western Areas NL, 6.40%, Due 7/2/2015	AUS	10,500	10,980

			25,764

Service - 5.90%
Cirsa Funding Luxembourg S.A., 8.75%, Due 5/15/2018	EUR	1,500	1,914
Cirsa Funding Luxembourg S.A., 8.75%, Due 5/15/2018B	EUR	7,300	9,340
Europcar Groupe S.A., 11.50%, Due 5/15/2017B	EUR	5,000	7,035
Ono Finance II plc, 11.125%, Due 7/15/2019B	EUR	7,500	10,232

			28,521

Sovereign - 2.43%
Mexican Bonos Desarr,
7.25%, Due 12/15/2016	MXN	66,000	5,640
5.00%, Due 6/15/2017	MXN	77,000	6,106

			11,746

Telecommunications - 0.62%
Eileme 2 AB, 11.75%, Due 1/31/2020 B	EUR	2,000	2,996

Transportation - 1.38%
Moto Finance plc, 10.25%, Due 3/15/2017 B	GBP	4,350	6,698

Total Foreign Obligations (Cost $71,624)			75,725

U.S. AGENCY OBLIGATIONS - 2.26%
Federal National Mortgage Association,
1.375%, Due 11/15/2016		1,000	1,030
1.25%, Due 1/30/2017		7,750	7,918
0.875%, Due 12/20/2017		2,000	2,002

Total U.S. Agency Obligations (Cost $10,853)			10,950

U.S. TREASURY OBLIGATIONS - 0.26% (Cost $1,254)
U.S. Treasury Note, 0.875%, Due 2/28/2017		1,250	1,266

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 1.25% (Cost $6,050)
Other Short-Term Investments - 1.25%
JPMorgan U.S. Government Money Market Fund, Capital Class	6,049,759	$6,050

TOTAL INVESTMENTS - 96.32% (Cost $443,663)		465,890

OTHER ASSETS, NET OF LIABILITIES - 3.68%		17,806

TOTAL NET ASSETS - 100.00%		$483,696

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $216,067 or 44.67% of net assets. The Fund has no right to demand registration of these securities.

C	Limited Liability Company.
D	In U.S. Dollars unless otherwise noted.
E	Valued at fair value pursuant to procedures approved by the Board of Trustees.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2013 (Unaudited)

Futures Contracts Open at February 28, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Australian Currency Globex March Futures	Short	115	3/18/2013	$11,739	$271
Euro Currency Unit Globex March Futures	Short	75	3/18/2013	7,112	233
British Pound Globex March Futures	Short	440	3/18/2013	71,858	(258)

				$90,709	$246

OTC swap agreements outstanding on February 28, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (000’s):

Index/Obligation	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 2/28/2013(2)	Notional Amount (3)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)	Fair Value
Delta Airline	GLM	5.000%	12/20/2016	4.7562%	$1,000	$(164)	$172	$8
Delta Airline	GLM	5.000%	3/20/2017	4.9225%	1,000	(95)	97	3
Delta Airline	GLM	5.000%	3/20/2017	4.9225%	1,000	(113)	115	3
Delta Airline	JPM	5.000%	6/20/2017	5.1097%	2,000	(202)	194	(8)
Delta Airline	FBF	5.000%	6/20/2017	5.1097%	2,000	(210)	202	(8)
Delta Airline	GLM	5.000%	6/20/2017	5.1097%	1,000	(117)	114	(4)
Delta Airline	JPM	5.000%	9/20/2017	5.2764%	2,000	(214)	194	(21)
Delta Airline	FBF	5.000%	12/20/2017	5.4242%	2,000	(146)	113	(33)

						$(1,261)	$1,201	$(60)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Glossary:

Counterparty Abbreviations:
FBF	Credit
GLM	Goldman
JPM	JPMorgan

Currency Abbreviations:
AUS	Australian Dollar	HKD	Hong Kong Dollar
EUR	Euro	MXN	Mexican Peso
GPB	British Pound

Exchange Abbreviations:
OTC	Over-the-Counter	Globex	Chicago Mercantile Exchange

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

February 28, 2013 (Unaudited) (in thousands, except share and per share amounts)

	The London
	Company		Zebra Small	SiM High Yield
	Income	Zebra Global	Cap Equity	Opportunities
	Equity Fund	Equity Fund	Fund	Fund
Assets:
Investments in unaffiliated securities, at fair value A	$28,998	$8,471	$6,577	$465,890
Foreign currency, at fair value B	—	100	—	5,385
Deposit with brokers for futures contracts	56	20	16	2,231
Receivable for investments sold	—	—	—	5,552
Receivable for variation margin on open futures contracts	—	1	—	504
Dividends and interest receivable	84	19	7	9,008
Receivable for fund shares sold	326	—	7	2,585
Receivable for tax reclaims	—	—	—	169
Receivable for expense reimbursement (Note 2)	14	17	10	10
Unrealized appreciation of swap agreements	—	—	—	1,201
Prepaid expenses	37	37	25	127

Total assets	29,515	8,665	6,642	492,662

Liabilities:
Payable for investments purchased	—	—	—	5,859
Swap premiums received	—	—	—	1,261
Payable for fund shares redeemed	6	133	—	751
Payable for variation margin on open futures contracts	2	2	—	258
Dividends payable	—	—	—	404
Management and investment advisory fees payable	18	6	6	190
Administrative service and service fees payable	10	5	3	235
Professional fees payable	20	9	12	4
Trustee fees payable	—	1	1	—
Payable for prospectus and shareholder reports	—	3	2	—
Transfer agent fees payable	8	—	—	—
Other liabilities	—	4	—	4

Total liabilities	64	163	24	8,966

Net Assets	$29,451	$8,502	$6,618	$483,696

Analysis of Net Assets:
Paid-in-capital	27,702	7,482	5,784	455,566
Undistributed net investment income	50	2	21	(4)
Accumulated net realized gain (loss)	5	618	(74)	4,573
Unrealized appreciation of investments, futures contracts, and swap agreements	1,694	400	887	23,561

Net assets	$29,451	$8,502	$6,618	$483,696

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,313,007	57,426	99,944	6,132,203

Y Class	315,593	17,185	105,836	5,683,315

Investor Class	499,835	97,780	144,536	22,528,567

Retirement Class	N/A	111	119	N/A

A Class	411,494	471,517	151,661	6,547,201

C Class	103,570	24,675	45,181	5,051,901

Net Assets (not in thousands):
Institutional Class	$14,664,947	$721,469	$1,200,828	$64,695,748

Y Class	$3,511,163	$218,076	$1,284,256	$59,886,819

Investor Class	$5,567,726	$1,243,460	$1,748,787	$236,770,311

Retirement Class	$ N/A	$1,405	$1,445	$ N/A

A Class	$4,562,765	$6,004,944	$1,839,549	$69,014,374

C Class	$1,144,877	$312,768	$542,769	$53,328,822

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

February 28, 2013 (Unaudited) (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Net asset value, offering and redemption price per share:
Institutional Class	$11.17	$12.56	$12.02	$10.55

Y Class	$11.13	$12.69	$12.13	$10.54

Investor Class	$11.14	$12.72	$12.10	$10.51

Retirement Class	N/A	$12.71	$12.09	N/A

A Class	$11.09	$12.74	$12.13	$10.54

A Class (offering price)	$11.77	$13.52	$12.87	$11.07

C Class	$11.05	$12.68	$12.01	$10.56

A Cost of investments in unaffiliated securities	$27,304	$8,069	$5,689	$443,663
B Cost of foreign currency	$—	$101	$—	$5,446

See accompanying notes

American Beacon FundsSM

Statement of Operations

For the Six Months ended February 28, 2013 (Unaudited) (in thousands)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$449	$189	$110	$713
Interest income	—	—	—	15,341

Total investment income	449	189	110	16,054

Expenses:
Management and investment advisory fees (Note 2)	45	22	19	926
Administrative service fees (Note 2):
Institutional Class	18	2	2	91
Y Class	3	—	2	51
Investor Class	4	3	3	287
A Class	5	17	4	108
C Class	1	1	1	78
Transfer agent fees:
Institutional Class	2	—	—	2
Y Class	2	—	—	—
Investor Class	2	1	1	10
A Class	2	2	1	4
C Class	3	—	—	1
Custody and fund accounting fees	4	5	4	16
Professional fees	20	33	17	34
Registration fees and expenses	48	31	31	63
Service fees (Note 2):
Y Class	1	—	1	17
Investor Class	6	3	3	240
A Class	2	6	1	40
C Class	1	—	—	29
Distribution fees (Note 2):
A Class	3	10	2	67
C Class	3	2	3	196
Prospectus and shareholder report expenses	7	8	4	21
Trustee fees	—	1	—	13
Other expenses	2	2	2	5

Total expenses	184	149	101	2,299

Net (fees waived and expenses reimbursed) (Note 2)	(88)	(77)	(57)	(46)

Net expenses	96	72	44	2,253

Net investment income	353	117	66	13,801

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(69)	1,190	(5)	6,734
Commission recapture (Note 3)	5	—	—	—
Foreign currency transactions	—	(29)	—	511
Futures contracts and swap agreements	57	32	40	(2,440)
Change in net unrealized appreciation or (depreciation) of:
Investments	1,509	(204)	748	15,736
Foreign currency transactions	—	(112)	—	1,228
Futures contracts and swap agreements	—	(2)	(6)	1,723

Net gain from investments	1,502	875	777	23,492

Net increase in net assets resulting from operations	$1,855	$992	$843	$37,293

A Foreign taxes	$—	$4	$—	$—

See accompanying notes

American Beacon FundsSM

Statement of Changes of Net Assets (in thousands)

	The London Company Income Equity Fund		Zebra Global Equity Fund
	Six Months Ended February 28, 2013	From May 29 to August 31, 2012	Six Months Ended February 28, 2013	Year Ended August 31, 2012
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$353	$41	$117	$195
Net realized gain (loss) from investments, futures contracts, and foreign currency transactions	(7)	22	1,193	96
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and foreign currency transactions	1,509	186	(318)	1,296

Net increase in net assets resulting from operations	1,855	249	992	1,587

Distributions to Shareholders:
Net investment income:
Institutional Class	(185)	(20)	(22)	(19)
Y Class	(34)	(1)	(6)	(9)
Investor Class	(47)	(1)	(32)	(33)
A Class	(42)	(1)	(137)	(56)
C Class	(8)	—	(3)	(1)
Net realized gain from investments:
Institutional Class	(10)	—	(52)	—
Y Class	(2)	—	(15)	—
Investor Class	(2)	—	(107)	—
A Class	(2)	—	(492)	—
C Class	—	—	(24)	—

Net distributions to shareholders	(332)	(23)	(890)	(118)

Capital Share Transactions:
Proceeds from sales of shares	15,242	8,630	427	4,132
Reinvestment of dividends and distributions	294	23	767	85
Cost of shares redeemed	(1,484)	(3)	(6,530)	(6,461)

Net increase (decrease) in net assets from capital share transactions	14,052	8,650	(5,336)	(2,244)

Net increase (decrease) in net assets	15,575	8,876	(5,234)	(775)

Net Assets:
Beginning of period	13,876	5,000	13,736	14,511

End of Period *	$29,451	$13,876	$8,502	$13,736

*Includes undistributed net investment income (loss) of	$50	$18	$2	$133

See accompanying notes

American Beacon FundsSM

Statement of Changes of Net Assets (in thousands)

	Zebra Small Cap Equity Fund		SiM High Yield Opportunities Fund
	Six Months Ended February 28, 2013	Year Ended August 31, 2012	Six Months Ended February 28, 2013	Year Ended August 31, 2012
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$66	$77	$13,802	$9,696
Net realized gain from investments, futures contracts, and foreign currency transactions	35	138	4,805	1,121
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and foreign currency transactions	742	522	18,687	5,859

Net increase in net assets resulting from operations	843	737	37,294	16,676

Distributions to Shareholders:
Net investment income:
Institutional Class	(88)	(10)	(2,131)	(2,703)
Y Class	(107)	(5)	(1,289)	(454)
Investor Class	(144)	(7)	(7,149)	(4,489)
A Class	(163)	(3)	(1,961)	(1,415)
C Class	(39)	—	(1,267)	(639)
Net realized gain from investments:
Institutional Class	(62)	(22)	(164)	—
Y Class	(79)	(11)	(127)	—
Investor Class	(107)	(39)	(667)	—
A Class	(124)	(44)	(178)	—
C Class	(33)	(9)	(131)	—

Net distributions to shareholders	(946)	(150)	(15,064)	(9,700)

Capital Share Transactions:
Proceeds from sales of shares	924	2,738	238,908	283,954
Reinvestment of dividends and distributions	853	143	12,400	7,956
Cost of shares redeemed	(1,563)	(3,610)	(91,780)	(18,425)
Redemption fees	—	—	112	83

Net increase (decrease) in net assets from capital share transactions	214	(729)	159,640	273,568

Net increase (decrease) in net assets	111	(142)	181,870	280,544

Net Assets:
Beginning of period	6,507	6,649	301,826	21,282

End of Period *	$6,618	$6,507	$483,696	$301,826

*Includes undistributed net investment income (loss) of	$21	$42	$(4)	$(64)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon The London Income Equity Fund, the American Beacon Zebra Global Equity Fund, the American Beacon Zebra Small Cap Equity Fund, and the SiM High Yield Opportunities Fund, (each a “Fund” and collectively, the “Funds”), each a series of the Trust. Prior to December 30, 2012, the American Beacon Zebra Global Equity Fund was known as the American Beacon Large Cap Equity Fund.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $ 250,000
Y Class	Investors making an initial investment of $ 100,000
Investor Class	General public and investors investing directly or through an intermediary
Retirement Class	Investors investing through an intermediary (closed March 13, 2013)
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of each Fund are managed by investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manger to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid by the Funds during the six months ended February 28, 2013 were as follows (dollars in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
The London Company Income Equity	0.45%	$45	$40	$5
Zebra Global Equity	0.39%	22	19	3
Zebra Small Cap Equity	0.58%	19	17	2
SiM High Yield Opportunities	0.49%	926	833	93

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Retirement Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds. The expenses for the Retirement Classes of the Zebra Global Equity and Zebra Small Cap Equity Funds for the six months ended February 28, 2013 were less than $500.

Distribution Plans

The Funds, except for the Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of the Funds’ shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes and 0.50% of the average daily net assets of the Retirement Classes, and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. The expenses for the Retirement Classes of the Zebra Global Equity and Zebra Small Cap Equity Funds for the six months ended February 28, 2013 were less than $500.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Class, 0.25% of the average daily net assets of the Retirement Class, and up to 0.36% of the average daily net assets of the Investor Class of the Funds. The expenses for the Retirement Classes of the Zebra Global Equity and Zebra Small Cap Equity Funds for the six months ended February 28, 2013 were less than $500.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the six months ended February 28, 2013, the Zebra Global Equity Fund borrowed from the American Beacon Short-Term Bond Fund on average $244,310 for 12 days at an average rate of 0.78% with interest charges of $64 and the SiM High Yield Opportunities Fund borrowed from the American Beacon Large Cap Value and American Beacon Short-Term Bond Funds on average $5,255,615 for 5 days at an average rate of 0.82% with interest charges of $587.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the period ended February 28, 2013, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed or (Recouped) Expenses	Expiration of Reimbursed Expenses
The London Company Income Equity	Institutional	0.79%	$50,353	2016
The London Company Income Equity	Y	0.89%	8,616	2016
The London Company Income Equity	Investor	1.17%	13,274	2016
The London Company Income Equity	A	1.29%	10,544	2016
The London Company Income Equity	C	2.04%	5,438	2016
Zebra Global Equity	Institutional	0.79%	5,955	2016
Zebra Global Equity	Y	0.89%	1,623	2016
Zebra Global Equity	Investor	1.17%	12,907	2016
Zebra Global Equity	Retirement	1.54%	17	2016
Zebra Global Equity	A	1.29%	54,457	2016
Zebra Global Equity	C	2.04%	2,526	2016
Zebra Small Cap Equity	Institutional	0.99%	9,007	2016
Zebra Small Cap Equity	Y	1.09%	10,635	2016
Zebra Small Cap Equity	Investor	1.37%	14,884	2016
Zebra Small Cap Equity	Retirement	1.74%	44	2016
Zebra Small Cap Equity	A	1.49%	17,761	2016
Zebra Small Cap Equity	C	2.24%	4,594	2016
SiM High Yield Opportunities	Institutional	0.84%	20,780	2016
SiM High Yield Opportunities	Y	0.94%	5,637	2016
SiM High Yield Opportunities	Investor	1.22%	(365)	2016
SiM High Yield Opportunities	A	1.34%	12,406	2016
SiM High Yield Opportunities	C	2.09%	7,664	2016

Of these amounts, $13,739, $17,218, $9,919, and $10,113 are receivable from the Manager of The London Company Income Equity, Zebra Global Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively, as of February 28, 2013. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2016. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
The London Company Income Equity	$—	$117,605	2015
Zebra Global Equity	—	45,286	2013
Zebra Global Equity	—	93,890	2014
Zebra Global Equity	—	166,541	2015
Zebra Small Cap Equity	—	45,137	2013
Zebra Small Cap Equity	—	100,737	2014
Zebra Small Cap Equity	—	155,632	2015
SiM High Yield Opportunities	365	126,098	2014
SiM High Yield Opportunities	—	154,726	2015

The Manager began seeking recoupment from the Investor Class of the SiM High Yield Opportunities Fund for the period ended February 28, 2013. The other Funds have not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the six months ended February 28, 2013, Foreside collected $3,828, $693, $633, and $73,275 in sales commissions from the sale of A Class shares for The London Company Income Equity, Zebra Global Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the six months ended February 28, 2013 CDSC fees of $67 and $6,392 were collected for the Zebra Global Equity and SiM High Yield Opportunities Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates to fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If a Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the six months ended February 28, 2013, there were no transfers between levels. As of February 28, 2013, the investments were classified as described below (in thousands):

The London Company Income Equity(1)	Level 1	Level 2	Level 3	Total
Preferred Stock	$574	$—	$—	$574
Common Stock	26,877	—	—	26,877
Short-Term Investments – Money Markets	1,547	—	—	1,547

Total Investments in Securities	$28,998	$—	$—	$28,998

Futures Contracts*	$—	$—	$—	$—

* Amount between ($500) and $0.

Zebra Global Equity(1)	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$3,697	$—	$—	$3,697
Domestic Common Stock	4,162	—	—	4,162
Foreign Exchange-Traded Funds	249	—	—	249
Short-Term Investments – Money Markets	363	—	—	363

Total Investments in Securities	$8,471	$—	$—	$8,471

Futures Contracts	$(1)	$—	$—	$(1)

Zebra Small Cap Equity(1)	Level 1	Level 2	Level 3	Total
Common Stock	$6,291	$—	$—	$6,291
Short-Term Investments – Money Markets	286	—	—	286

Total Investments in Securities	$6,577	$—	$—	$6,577

Futures Contracts*	$—	$—	$—	$—

* Amount between $0 and $500.

SiM High Yield Opportunities(1)	Level 1	Level 2	Level 3	Total
Common Stock	$7,585	$—	$—	$7,585
Preferred Stock	—	16,046	—	16,046
Corporate Obligations	—	329,527	—	329,527
Foreign Convertible Obligations	—	18,741	—	18,741
Foreign Obligations	—	75,725	—	75,725
U.S. Agency Obligations	—	10,950	—	10,950
U.S. Treasury Obligations	—	1,266	—	1,266
Short-Term Investments – Money Markets	6,050	—	—	6,050

Total Investments in Securities	$13,635	$452,255	$—	$465,890

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Financial derivative instruments-assets(2)	Level 1	Level 2	Level 3	Total
Swap Agreements	$—	$1,201	$—	$1,201
Futures Contracts	504	—	—	504

	$504	$1,201	$—	$1,705

Financial derivative instruments-liabilities(2)	Level 1	Level 2	Level 3	Total
Swap Agreements	$—	$(1,261)	$—	$(1,261)
Futures Contracts	(258)	—	—	(258)

	$(258)	$(1,261)	$—	$(1,519)

(1)	Refer to the Schedules of Investments for industry information.
(2)	Financial derivative instruments may include open futures contracts and swap agreements.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expense and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Redemption Fees

The SiM High Yield Opportunities Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund prorata based on their respective net assets.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Payment In-Kind Securities

The SiM High Yield Opportunities Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the six months ended February 28, 2013 are disclosed in the Notes to the Schedule of Investments.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Swap Agreements

The SiM High Yield Opportunities Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Manager pursuant to procedures approved by the Board.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of February 28, 2013 for which the Fund is the seller of protection is disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or the Manager using a series of techniques, including simulation pricing models. The pricing models are inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair valuation hierarchy.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedule of Investments as a U.S. Treasury Bill held as

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation or depreciation until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

			The London Company Income Equity		Zebra Small Cap Equity
Fair Values of derivative instruments not accounted for as hedging instruments as of February 28, 2013 (000’s):

Statement of Assets and Liabilities	Derivative
Unrealized appreciation of investments, futures contracts, and swap agreements	Equity Contracts	(2)	$0	*	$0	**

Effect of derivative instruments not accounted for as hedging instruments during the six months ended February 28, 2013 (000’s):

Statement of Operations
Net realized gain (loss) from foreign currency transactions, futures contracts and swap agreements	Equity Contracts		57		40
Change in net unrealized appreciation or (depreciation) of foreign currency translations, futures contracts, and swap agreements	Equity Contracts		0	*	(6)

*	Amount between ($500) and $0.
**	Amount between $0 and $500.

The following summarizes the fair valuations, categorized by risk exposure, of the derivative instruments held by: (1)(3):

Zebra Global Equity

Fair values of financial instruments on the Statements of Assets and Liabilities as of February 28, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Assets:
Receivable for variation margin on open futures contracts(2)	$—	$1	$—	$1
Liabilities:
Payable for variation margin on open futures contracts (2)	$—	$(2)	$—	$(2)

The effect of financial derivative instruments on the Statements of Operations for the six months ended February 28, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized gain (loss) on derivatives recognized as a result from operations:
Net realized gain (loss) from futures contracts and swap agreements	$—	$32	$—	$32
Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) of futures contracts and swap agreements	$—	$(2)	$—	$(2)

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

SiM High Yield Opportunities

Fair values of financial instruments on the Statements of Assets and Liabilities as of February 28, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Assets:
Receivable for variation margin on open futures contracts(2)	$—	$504	$—	$504
Unrealized appreciation of swap agreements	1,201	—	—	1,201

	$1,201	$504	$—	$1,705

Liabilities:
Payable for variation margin on open futures contracts (2)	$—	$(258)	$—	$(258)
Unrealized depreciation of swap agreements	—	—	—	—

	$—	$(258)	$—	$(258)

The effect of financial derivative instruments on the Statements of Operations for the six months ended February 28, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized gain (loss) on derivatives recognized as a result from operations:
Net realized gain (loss) from futures contracts and swap agreements	$—	$(2,440)	$—	$(2,440)
Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) of futures contracts and swap agreements	$1,094	$629	$—	$1,723

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes only current day’s variation margin as reported within the Statements of Assets and Liabilities. Cumulative appreciation or (depreciation) of futures contracts is reported in the Schedules of Investments footnotes.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party of a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The SiM High Yield Opportunities Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the SiM High Yield Opportunities Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The SiM High Yield Opportunities Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the SiM High Yield Opportunities Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2010, 2011, and 2012 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

The tax character of distributions paid were as follows (in thousands):

	The London Company Income Equity		Zebra Global Equity
	Six months ended February 28, 2013	Period Ended August 31, 2012	Six months ended February 28, 2013	Year Ended August 31, 2012
	(unaudited)		(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$188	$20	$22	$17
Y Class	35	1	6	8
Investor Class	47	1	33	30
Retirement Class	—	—	—	—
A Class	43	1	143	51
C Class	8	—	3	1
Capital gain
Institutional Class	7	—	52	2
Y Class	1	—	15	1
Investor Class	2	—	106	3
Retirement Class	—	—	—	—
A Class	1	—	486	5
C Class	—	—	24	—

Total distributions paid	$332	$23	$890	$118

	Zebra Small Cap Equity		SiM High Yield Opportunities
	Six months ended February 28, 2013	Year Ended August 31,2012	Six months ended February 28, 2013	Year Ended August 31,2012
	(unaudited)		(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$123	$10	$2,131	$2,697
Y Class	152	5	1,289	453
Investor Class	205	7	7,149	4,479
Retirement Class	—	—	—	—
A Class	235	3	1,961	1,412
C Class	58	—	1,267	638
Capital gain
Institutional Class	27	22	164	6
Y Class	34	11	127	1
Investor Class	46	39	667	10
Retirement Class	—	—	—	—
A Class	52	44	178	3
C Class	14	9	131	1

Total distributions paid	$946	$150	$15,064	$9,700

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of February 28, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Cost basis of investments for federal income tax purposes**	$27,358	$8,080	$5,743	$442,273

Unrealized appreciation	1,851	518	1,063	24,827
Unrealized depreciation	(211)	(127)	(229)	(1,272)

Net unrealized appreciation or (depreciation)	1,640	391	834	23,555
Undistributed ordinary income	71	—	—	5,887
Accumulated long-term gain or (loss)	38	629	—	—
Other temporary differences	—	—	—	(1,312)

Distributable earnings or (deficits)	$1,749	$1,020	$834	$28,130

**	Includes fair value of swap agreements.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain or (loss) on certain derivative instruments, reclassifications of income from real estate investment securities, and reclassification of income from publicly traded partnerships.

Due to inherent differences in the recognition of income and expenses and realized gains or (losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from REITs, foreign currency and income from publicly traded partnerships that have been reclassified as of February 28, 2013 (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Paid-in-capital	$—	$24	$(553)	$—
Undistributed net investment income	(5)	(48)	431	55
Accumulated net realized gain or (loss)	6	23	122	(55)
Unrealized appreciation or (depreciation) of investments, futures contracts, and swap agreements	(1)	1	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

As of February 28, 2013, the Funds did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the six months ended February 28, 2013 were (in thousands):

	Purchases	Sales
The London Company Income Equity Fund	$14,457	$1,430
Zebra Global Equity	11,865	17,732
Zebra Small Cap Equity	1,233	1,976
SiM High Yield Opportunities	274,212	130,129

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Six Months ended February 28, 2013

	Institutional Class		Y Class		Investor Class
The London Company Income Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	334	$3,520	274	$2,914	396	$4,199
Reinvestment of dividends	16	166	3	35	4	43
Shares redeemed	(22)	(223)	(14)	(146)	(98)	(1,025)

Net increase in shares outstanding	328	$3,463	263	$2,803	302	$3,217

	A Class		C Class
The London Company Income Equity	Shares	Amount	Shares	Amount
Shares sold	354	$3,790	76	$819
Reinvestment of dividends	4	42	1	8
Shares redeemed	(8)	(90)	—	—

Net increase in shares outstanding	350	$3,742	77	$827

	Institutional Class		Y Class		Investor Class
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4	$50	1	$17	9	$113
Reinvestment of dividends	6	73	2	21	11	137
Shares redeemed	(24)	(307)	(8)	(106)	(93)	(1,179)

Net (decrease) in shares outstanding	(14)	$(184)	(5)	$(68)	(73)	$(929)

	Retirement Class		A Class		C Class
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	19	$246	—	$1
Reinvestment of dividends	—	—	42	511	2	25
Shares redeemed	—	—	(376)	(4,773)	(13)	(165)

Net (decrease) in shares outstanding	—	$—	(315)	$(4,016)	(11)	$(139)

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	21	$255	17	$215	25	$297
Reinvestment of dividends	13	149	17	186	21	239
Shares redeemed	(9)	(106)	—	(271)	(36)	(426)

Net increase in shares outstanding	25	$298	34	$130	10	$110

	Retirement Class		A Class		C Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	11	$128	2	$29
Reinvestment of dividends	—	—	19	209	6	70
Shares redeemed	(22)	—	(57)	(703)	(4)	(57)

Net increase (decrease) in shares outstanding	(22)	$—	(27)	$(366)	4	$42

	Institutional Class		Y Class		Investor Class
SiM High Yield Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,987	$20,532	4,203	$43,514	11,896	$121,935
Reinvestment of dividends	208	2,144	116	1,203	671	6,896
Shares redeemed	(2,383)	(24,364)*	(564)	(5,865)*	(5,235)	(53,778)*

Net increase (decrease) in shares outstanding	(188)	$(1,688)	3,755	$38,852	7,332	$75,053

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

	A Class		C Class
SiM High Yield Opportunities	Shares	Amount	Shares	Amount
Shares sold	2,760	$28,443	2,375	$24,484
Reinvestment of dividends	122	1,258	87	899
Shares redeemed	(651)	(6,692)*	(94)	(969)*

Net increase in shares outstanding	2,231	$23,009	2,368	$24,414

For the Year ended August 31, 2012

	Institutional Class		Y Class		Investor Class
The London Company Income Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	523	5,500	42	$442	188	$1,974
Reinvestment of dividends	2	20	—	1	—	1
Shares redeemed	—	(3)	—	—	—	—

Net increase in shares outstanding	525	5,517	42	$443	188	$1,975

	A Class		C Class
The London Company Income Equity	Shares	Amount	Shares	Amount
Shares sold	52	$544	16	$170
Reinvestment of dividends	—	1	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	52	$545	16	$170

	Institutional Class		Y Class		Investor Class
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	32	$367	18	$218	60	$715
Reinvestment of dividends	2	19	1	8	2	27
Shares redeemed	(117)	(1,419)	(63)	(774)	(252)	(3,093)

Net (decrease) in shares outstanding	(83)	$(1,033)	(44)	$(548)	(190)	$(2,351)

	Retirement Class		A Class		C Class
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	235	$2,748	7	$84
Reinvestment of dividends	—	—	3	30	—	1
Shares redeemed	—	—	(90)	(1,057)	(9)	(118)

Net increase (decrease) in shares outstanding	—	$—	148	$1,721	(2)	$(33)

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	69	$838	82	$981	32	$380
Reinvestment of dividends	3	31	1	17	4	44
Shares redeemed	(115)	(1,375)	(11)	(139)	(97)	(1,132)

Net increase (decrease) in shares outstanding	(43)	$(506)	72	$859	(61)	$(708)

	Retirement Class		A Class		C Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	40	$458	7	$81
Reinvestment of dividends	—	—	4	42	1	9
Shares redeemed	—	—	(81)	(924)	(3)	(40)

Net increase (decrease) in shares outstanding	—	$—	(37)	$(424)	5	$50

American Beacon FundsSM

Notes to Financial Statements

February 28, 2013 (Unaudited)

	Institutional Class			Y Class			Investor Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	5,528	$53,914		1,911	$18,513		15,330	$148,359
Reinvestment of dividends	265	2,575		45	444		389	3,777
Shares redeemed	(518)	(5,021	)*	(68)	(653	)*	(1,044)	(9,920	)*

Net increase in shares outstanding	5,275	$51,468		1,888	$18,304		14,675	$142,216

	A Class			C Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount
Shares sold	3,957	$38,326		2,557	$24,842
Reinvestment of dividends	80	771		40	389
Shares redeemed	(245)	(2,330	)*	(44)	(418	)*

Net increase in shares outstanding	3,792	$36,767		2,553	$24,813

*	Net of Redemption Fees

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American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class				Y Class				Investor Class				A Class
	Six Months Ended Feb. 28, 2013		May 29 to Aug. 31, 2012		Six Months Ended Feb. 28, 2013		May 29 to Aug. 31, 2012		Six Months Ended Feb. 28, 2013		May 29 to Aug. 31, 2012		Six Months Ended Feb. 28, 2013		May 29 to Aug. 31, 2012
	(unaudited)				(unaudited)				(unaudited)				(unaudited)
Net asset value, beginning of period	$10.49		$10.00		$10.49		$10.00		$10.48		$10.00		$10.47		$10.00

Income from investment operations:
Net investment income	0.19		0.06		0.20		0.05		0.15		0.05		0.19		0.05
Net gains from investments (both realized and unrealized)	0.66		0.47		0.65		0.48		0.68		0.47		0.64		0.46

Total income from investment operations	0.85		0.53		0.85		0.53		0.83		0.52		0.83		0.51

Less distributions:
Dividends from net investment income	(0.16)		(0.04)		(0.20)		(0.04)		(0.16)		(0.04)		(0.20)		(0.04)
Distributions from net realized gains of securities	(0.01)		—		(0.01)		—		(0.01)		—		(0.01)		—

Total distributions	(0.17)		(0.04)		(0.21)		(0.04)		(0.17)		(0.04)		(0.21)		(0.04)

Net asset value, end of period	$11.17		$10.49		$11.13		$10.49		$11.14		$10.48		$11.09		$10.47

Total return A, E	8.20	%B	5.31	%B	8.20	%B	5.31	%B	8.05	%B	5.21	%B	7.92	%B	5.11	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$14,665		$10,331		$3,511		$551		$5,568		$2,073		$4,563		$647
Ratios to average net assets:D
Expenses, before reimbursements	1.61%		7.28%		1.76%		10.59%		2.06%		10.14%		2.13%		11.94%
Expenses, net of reimbursements	0.79%		0.79%		0.88%		0.89%		1.16%		1.17%		1.28%		1.29%
Net investment income (loss), before reimbursements	2.87%		(3.99)%		2.85%		(7.30)%		1.96%		(6.99)%		2.48%		(8.87)%
Net investment income, net of reimbursements	3.70%		2.50%		3.73%		2.40%		2.86%		1.99%		3.33%		1.78%
Portfolio turnover rate	7	%B	6	%C	7	%B	6	%C	7	%B	6	%C	7	%B	6	%C

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Portfolio turnover rate is for the period from May 29 through August 31, 2012.
D	Annualized.
E

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class
Six Months Ended Feb. 28, 2013		May 29 to Aug. 31, 2012
(unaudited)
$10.46		$10.00

0.16		0 .04
0.61		0 .46

0.77		0 .50

(0.17)		(0 .04)
(0.01)		—
(0.18)		(0 .04)
$11.05		$10.46

7.44	%B	5.01	%B

$1,145		$274

3.88%		13.83%
2.03%		2.04%
0.53%		(10.65)%
2.38%		1 .14%
7	%B	6	%C

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class						Y Class
	Six Months Ended Feb. 28, 2013		Year Ended August 31,		June 1 to Aug, 31, 2010		Six Months Ended Feb. 28,		Year Ended August 31,		June 1 to Aug. 31, 2010
			2012	2011			2013		2012	2011
	(unaudited	)					(unaudited	)
Net asset value+, beginning of period	$12 .57		$11.46	$10.10	$10.00		$12 .68		$11.58	$10.10	$10.00

Income from investment operations:
Net investment income	0 .25		0 .39	0 .23	0 .05		0 .26		0 .38	0 .13	0 .02	A
Net gains from investments (both realized and unrealized)	0 .95		0 .84	1 .41	0 .05		0 .96		0 .84	1 .51	0 .08

Total income from investment operations	1 .20		1 .23	1 .64	0 .10		1 .22		1 .22	1 .64	0 .10

Less distributions:
Dividends from net investment income	(0 .35)		(0 .12)	(0 .17)	—		(0 .35)		(0 .12)	(0 .05)	—
Distributions from net realized gains of securities	(0 .86)		—	(0 .11)	—		(0 .86)		—	(0 .11)	—

Total distributions	(1 .21)		(0 .12)	(0 .28)	—		(1 .21)		(0 .12)	(0 .16)	—

Net asset value, end of period	$12 .56		$12.57	$11.46	$10.10		$12 .69		$12.68	$11.58	$10.10

Total return B, F	9 .61	%C	10.85%	16.19%	1.00	%C	10 .02	%C	10.68%	16.18%	1.00	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$721		$899	$1,776	$1,005		$218		$285	$768	$84
Ratios to average net assets:
Expenses, before reimbursements	2 .25	%D	1.84%	2.38%	6.33	%D	2 .25	%D	1.91%	2.57%	6.00	%D
Expenses, net of reimbursements	0 .79	%D	0.79%	0.77%	0.79	%D	0 .89	%D	0.89%	0.86%	0.89	%D
Net investment income (loss), before reimbursements	0 .97	%D	0.62%	(0.16)%	(3.63	)%D	1 .01	%D	0.53%	(0.42)%	(3.24	)%D
Net investment income, net of reimbursements	2 .43	%D	1.67%	1.45%	1.91	%D	2 .37	%D	1.54%	1.29%	1.87	%D
Portfolio turnover rate	107	%C	66%	24%	0	%C,E	107	%C	66%	24%	0	%C,E

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.
F

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Retirement Class						A Class						C Class
Six Months Ended Feb. 28,	Year Ended August 31,		June 1 to Aug. 31,		Six Months Ended Feb. 28,		Year Ended August 31,		June 1 to Aug. 31,		Six Months Ended Feb. 28,		Year Ended August 31,		June 1 to Aug. 31,		Six Months Ended Feb. 28,		Year Ended August 31,
2013	2012	2011	2010		2013		2012	2011	2010		2013		2012	2012	2010		2013		2012	2011
(unaudited)					(unaudited)						(unaudited)						(unaudited)
$12.64	$11.53	$10.08	$10.00		$12.59		$11.49	$10.08	$10.00		$12.65		$11.54	$10.08	$10.00		$12.52		$11.46	$10.32

0.22	0.18	0.09	0.03	A	0.10		0.12	0.09	0.03		0.20		0.14	0.03	0.03		0.09		0.06	0.02
0.98	1.02	1.51	0.05		1.06		1.03	1.48	0.05		0.99		1.04	1.56	0.05		1.04		1.03	1.25

1.20	1.20	1.60	0.08		1.16		1.15	1.57	0.08		1.19		1.18	1.59	0.08		1.13		1.09	1.27

(0.26)	(0.09)	(0.04)	—		(0.19)		(0.05)	(0.05)	—		(0.24)		(0.07)	(0.02)	—		(0.11)		(0.03)	(0.02)
(0.86)	—	(0.11)	—		(0.86)		—	(0.11)	—		(0.86)		—	(0.11)	—		(0.86)		—	(0.11)

(1.12)	(0.09)	(0.15)	—		(1.05)		(0.05)	(0.16)	—		(1.10)		(0.07)	(0.13)	—		(0.97)		(0.03)	(0.13)

$12.72	$12.64	$11.53	$10.08		$12.70		$12.59	$11.49	$10.08		$12.74		$12.65	$11.54	$10.08		$12.68		$12.52	$11.46

9.85%C	10.47%	15.86%	0.80	%C	9.00	%C	10.04%	15.50%	0.80	%C	9.78	%C	10.33%	15.74%	0.80	%C	9.38	%C	9.50%	12.24%

$1,243	$2,159	$4,160	$114		$1		$1	$1	$1		$6,005		$9,945	$7,369	$1		$313		$447	$437
2.62%D	2.25%	2.45%	6.12	%D	4.05	%D	9.28%	142.53%	7.00	%D	2.62	%D	2.40%	2.26%	7.17	%D	3.45	%D	3.18%	3.92%
1.17%D	1.17%	1.14%	0.93	%D	1.54	%D	1.54%	1.41%	1.54	%D	1.29	%D	1.29%	1.25%	1.32	%D	2.04	%D	2.04%	1.96%
0.64%D	0.17%	(0.23)%	(3.86	)%D	(0.82	)%D	(6.75)%	(140.35)%	(4.30	)%D	0.69	%D	0.13%	(0.11)%	(4.53	)%D	(0.16	)%D	(0.67)%	(1.76)%
2.09%D	1.26%	1.08%	1.33	%D	1.69	%D	0.99%	0.77%	1.17	%D	2.01	%D	1.24%	0.90%	1.33	%D	1.24	%D	0.47%	0.21%
107%C	66%	24%	0	%C,E	107	%C	66%	24%	0	%C,E	107	%C	66%	24%	0	%C,E	107	%C	66%	24%

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class						Y Class
	Six Months Ended Feb. 28, 2013		Year Ended August 31,		June 1 to Aug. 31, 2010		Six Months Ended Feb. 28, 2013		Year Ended August 31,		June 1 to Aug. 31, 2010
			2012	2011					2012	2011
	(unaudited)						(unaudited)
Net asset value, beginning of period	$12.40		$11.30	$9.63	$10.00		$12.46		$11.36	$9.62	$10.00

Income from investment operations:
Net investment income (loss)	0.35		0.27	0.17	0.03		0.22		0.06	0.15	0.03
Net gains (losses) from investments (both realized and unrealized)	1.26		1.15	1.66	(0.40)		1.38		1.37	1.66	(0.41)

Total income (loss) from investment operations	1.61		1.42	1.83	(0.37)		1.60		1.43	1.81	(0.38)

Less distributions:
Dividends from net investment income	(1.17)		(0.10)	(0.11)	—		(1.11)		(0.11)	(0.02)	—
Distributions from net realized gains of securities	(0.82)		(0.22)	(0.05)	—		(0.82)		(0.22)	(0.05)	—

Total distributions	(1.99)		(0.32)	(0.16)	—		(1.93)		(0.33)	(0.07)	—

Net asset value, end of period	$12.02		$12.40	$11.30	$9.63		$12.13		$12.46	$11.36	$9.62

Total return B, F	14.22	%C	12.78%	18.93%	(3.70	)%C	14.05	%C	12.78%	18.81%	(3.80	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,201		$923	$1,325	$959		$1,284		$1,174	$255	$1
Ratios to average net assets:
Expenses, before reimbursements	2.82	%D	3.18%	3.24%	18.32	%D	2.80	%D	3.39%	3.08%	183.72	%D
Expenses, net of reimbursements	0.99	%D	0.99%	0.99%	0.99	%D	1.09	%D	1.09%	1.09%	1.09	%D
Net investment income (loss), before reimbursements	0.65	%D	(0.71)%	(1.16)%	(16.04	)%D	0.62	%D	(0.81)%	(1.25)%	(181.45	)%D
Net investment income (loss), net of reimbursements	2.48	%D	1.48%	1.09%	1.28	%D	2.33	%D	1.49%	0.75%	1.18	%D
Portfolio turnover rate	20	%C	103%	66%	1	%C,E	20	%C	103%	66%	1	%C,E

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.
F

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class						Retirement Class						A Class
Six Months Ended Feb. 28, 2013		Year Ended August 31,		June 1 to Aug. 31, 2010		Six Months Ended Feb. 28, 2013		Year Ended August 31,		June 1 to Aug. 31, 2010		Six Months Ended Feb. 28, 2013		Year Ended August 31,		June 1 to Aug. 31, 2010
		2012	2011					2012	2011					2012	2011
(unaudited)						(unaudited)						(unaudited)
$12.44		$11.31	$9.62	$10.00		$12.38		$11.26	$9.61	$10.00		$12.46		$11.32	$9 .61	$10.00

0.22		0.17	0.06	0.01	A	0.22		0.09	0.04	0.01		0.16		0.13	0.02	0.02
1.36		1.22	1.71	(0.39)		1.33		1.25	1.69	(0.40)		1.42		1.24	1.76	(0.41)

1.58		1.39	1.77	(0.38)		1.55		1.34	1.73	(0.39)		1.58		1.37	1.78	(0.39)

(1.10)		(0.04)	(0.03)	—		(1.02)			(0.03)	—		(1.09)		(0.01)	(0.02)	—
(0.82)		(0.22)	(0.05)	—		(0.82)		(0.22)	(0.05)	—		(0.82)		(0.22)	(0.05)	—

(1.92)		(0.26)	(0.08)	—		(1.84)		(0.22)	(0.08)	—		(1.91)		(0.23)	(0.07)	—

$12.10		$12.44	$11.31	$9.62		$12.09		$12.38	$11.26	$9.61		$12.13		$12.46	$11.32	$9.61

13.95	%C	12.45%	18.34%	(3.80	)%C	13.69	%C	12.04%	18.00%	(3.90	)%C	13.87	%C	12.28%	18.48%	(3.90	)%C

$1,749		$1,670	$2,207	$24		$1		$1	$1	$1		$1,840		$2,232	$2,451	$1

3.13	%D	3.60%	3.18%	55.64	%D	8.41	%D	22.23%	143.33%	184.07	%D	3.25	%D	3.71%	3.20%	186.19	%D
1.37	%D	1.37%	1.36%	1.36	%D	1.72	%D	1.74%	1.67%	1.74	%D	1.49	%D	1.49%	1.47%	1.49	%D
0.29	%D	(1.14)%	(1.21)%	(53.84	)%D	(5.00	)%D	(19.76)%	(141.30)%	(181.81	)%D	0.10	%D	(1.26)%	(1.29)%	(183.90	)%D
2.06	%D	1.08%	0.61%	0.43	%D	1.69	%D	0.72%	0.36%	0.52	%D	1.87	%D	0.97%	0.43%	0.80	%D
20	%C	103%	66%	1	%C,E	20	%C	103%	66%	1	%C,E	20	%C	103%	66%	1	%C,E

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended Feb. 28,		Year Ended August 31,
	2013		2012	2011
	(unaudited)
Net asset value, beginning of period	$12.28		$11.24	$9.94

Income from investment operations:
Net investment income (loss)	0.17		0.03	(0.02)
Net gains (losses) from investments (both realized and unrealized)	1.35		1.23	1.38

Total income (loss) from investment operations	1.52		1.26	1.36

Less distributions:
Dividends from net investment income	(0.97)			(0.01)
Distributions from net realized gains on securities	(0.82)		(0.22)	(0.05)

Total distributions	(1.79)		(0.22)	(0.06)

Net asset value, end of period	$12.01		$12.28	$11.24

Total return B, F	13.46	%C	11.35%	13.64%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$543		$507	$410

Ratios to average net assets:
Expenses, before reimbursements	4.00	%D	4.48%	4.35%
Expenses, net of reimbursements	2.24	%D	2.24%	2.22%
Net investment income (loss), before reimbursements	(0.57	)%D	(2.02)%	(2.44)%
Net investment income (loss), net of reimbursements	1.19	%D	0.23%	(0.31)%
Portfolio turnover rate	20	%C	103%	66%

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.
F

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

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American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	Feb. 14 to Aug. 31, 2011		Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	Feb. 14 to Aug. 31, 2011
	(unaudited)					(unaudited)
Net asset value, beginning of period	$9.93		$9.42	$10.00		$9.92		$9.41	$10.00

Income from investment operations:
Net investment income	0.40		0.77	0.37		0.39		0.76	0.36
Net gains (losses) from investments (both realized and unrealized)	0.65		0.51	(0.58)		0.65		0.51	(0.59)

Total income (loss) from investment operations	1.05		1.28	(0.21)		1.04		1.27	(0.23)

Less distributions:
Dividends from net investment income	(0.40)		(0.77)	(0.37)		(0.39)		(0.76)	(0.36)
Distributions from net realized gains on securities	(0.03)		—	—		(0.03)		—	—

Total distributions	(0.43)		(0.77)	(0.37)		(0.42)		(0.76)	(0.36)

Redemption fees added to beneficial interests A	—		—	—		—		—	—

Net asset value, end of period	$10.55		$9.93	$9.42		$10.54		$9.92	$9.41

Total return B, F	10.76	%C	14.19%	(2.24	)%C	10.71	%C	14.09%	(2.44	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$64,696		$62,790	$9,839		$59,887		$19,129	$378
Ratios to average net assets:
Expenses, before reimbursements	0.92	%D	1.06%	2.62	%D	0.97	%D	1.09%	5.04	%D
Expenses, net of reimbursements	0.84	%D	0.84%	0.82	%D	0.94	%D	0.94%	0.92	%D
Net investment income, before reimbursements	7.69	%D	7.90%	5.03	%D	7.55	%D	7.92%	2.87	%D
Net investment income, net of reimbursements	7.76	%D	8.12%	6.83	%D	7.58	%D	8.07%	6.99	%D
Portfolio turnover rate	36	%C	43%	20	%CE	36	%C	43%	20	%CE

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, through August 31, 2011.
F

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	Feb. 14 to Aug. 31, 2011		Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	Feb. 14 to Aug. 31, 2011		Six Months Ended Feb. 28, 2013		Year Ended Aug. 31, 2012	Feb. 14 to Aug. 31, 2011
(unaudited)					(unaudited)					(unaudited)
$9.90		$9.38	$10.00		$9.92		$9.41	$10.00		$9.94		$9.42	$10.00

0.38		0.73	0.35		0.37		0.72	0.34		0.33		0.65	0.30

0.64		0.52	(0.62)		0.65		0.51	(0.59)		0.65		0.52	(0.58)

1.02		1.25	(0.27)		1.02		1.23	(0.25)		0.98		1.17	(0.28)

(0.38)		(0.73)	(0.35)		(0.37)		(0.72)	(0.34)		(0.33)		(0.65)	(0.30)

(0.03)		—	—		(0.03)		—	—		(0.03)		—	—

(0.41)		(0.73)	(0.35)		(0.40)		(0.72)	(0.34)		(0.36)		(0.65)	(0.30)

—		—	—		—		—	—		—		—	—

$10.51		$9.90	$9.38		$10.54		$9.92	$9.41		$10.56		$9.94	$9.42

10.51	%C	13.92%	(2.85	)%C	10.48	%C	13.63%	(2.61	)%C	10.06	%C	12.90%	(2.88	)%C

$236,770		$150,396	$4,894		$69,014		$42,832	$4,932		$53,329		$26,679	$1,239

1.13	%D	1.23%	2.78	%D	1.39	%D	1.53%	2.92	%D	2.13	%D	2.26%	4.03	%D
1.13	%D	1.19%	1.19	%D	1.34	%D	1.34%	1.31	%D	2.09	%D	2.09%	2.07	%D
7.44	%D	7.74%	5.14	%D	7.20	%D	7.44%	4.98	%D	6.44	%D	6.70%	3.98	%D
7.44	%D	7.78%	6.73	%D	7.24	%D	7.62%	6.60	%D	6.48	%D	6.87%	5.94	%D
36	%C	43%	20	%CE	36	%C	43%	20	%CE	36	%C	43%	20	%CE

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter for the Zebra Funds and twenty days after the end of each month for the other Funds.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and	Boston Financial Data	PUBLIC ACCOUNTING	Foreside Fund Services,
Trust	Services	FIRM	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund are service marks of American Beacon Advisors, Inc.

SAR 2/12

ITEM 2.	CODE OF ETHICS.

The Trust did not amend the code of ethics that applies to its principal executive and financial officers (“the code”) nor did it grant any waivers to the provisions of the code during the period covered by the shareholder reports presented in Item 1.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as
EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: May 6, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: May 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: May 6, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: May 6, 2013